UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to § 240.14a-12

UNIVERSAL CORPORATION

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS
June 26, 2017

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of Universal Corporation, which will be held in our headquarters building located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, on Thursday, August 3, 2017, commencing at 2:00 p.m., Eastern Time. At the Annual Meeting, you will be asked to (i) elect as directors the three nominees to the Board of Directors named in the accompanying Proxy Statement to serve three-year terms; (ii) cast an advisory vote to approve named executive officer compensation; (iii) cast an advisory vote on the frequency of such advisory vote on named executive officer compensation; (iv) ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2018; (v) to approve the Universal Corporation 2017 Stock Incentive Plan; and (vi) vote on one shareholder proposal, if properly presented at the Annual Meeting.

Please note that brokers may not vote your shares on the election of directors and most other proposals in the absence of your specific instructions as to how to vote. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Registered shareholders may vote by signing, dating, and returning the enclosed proxy card or voting instruction, or they may vote over the Internet or by telephone. Instructions for using these convenient services are set forth in the instructions for voting that are attached to the enclosed proxy card or voting instruction. Beneficial owners of shares of our Common Stock held in street name through a bank or brokerage account should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Annual Meeting, but even if you cannot, please vote your shares as promptly as possible.

Sincerely,

GEORGE C. FREEMAN, III
Chairman, President, and
Chief Executive Officer

Universal Corporation
P.O. Box 25099
Richmond, Virginia 23260

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Universal Corporation will be held in our headquarters building located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, on Thursday, August 3, 2017, at 2:00 p.m., Eastern Time, for the following purposes:

(1)	to elect as directors the three nominees to the Board of Directors named in the accompanying Proxy Statement to serve three-year terms;

(2)	to approve a non-binding advisory resolution approving the compensation of our named executive officers;

(3)	to hold a non-binding advisory vote on the frequency (every one, two or three years) of the advisory vote on the compensation of our named executive officers;

(4)	to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2018;

(5)	to approve the Universal Corporation 2017 Stock Incentive Plan;

(6)	to vote on one shareholder proposal, if properly presented at the Annual Meeting; and

(7)	to act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Only holders of record of shares of our Common Stock at the close of business on June 9, 2017, shall be entitled to vote at the Annual Meeting.

Please note that brokers may not vote your shares on the election of directors, the advisory vote on executive compensation, the advisory vote on the frequency of the advisory vote on executive compensation, the approval of the Universal Corporation 2017 Stock Incentive Plan, or on the shareholder proposal, in the absence of your specific instructions as to how to vote. Whether or not you expect to attend the Annual Meeting in person, it is important that you vote and we urge you to vote online, by phone or complete, sign, date, and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors,

PRESTON D. WIGNER
Secretary
June 26, 2017

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
OF UNIVERSAL CORPORATION

TO BE HELD AUGUST 3, 2017
APPROXIMATE DATE OF MAILING - JUNE 26, 2017

This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at the 2017 Annual Meeting of Shareholders of Universal Corporation, which we refer to as the Annual Meeting, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors has designated our headquarters building located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, as the place of the Annual Meeting. The Annual Meeting will be called to order at 2:00 p.m., Eastern Time, on Thursday, August 3, 2017.

The Board of Directors solicits this proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “Universal,” “we,” “us,” “our,” or “the Company” means Universal Corporation.

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2017, which we refer to as the fiscal year 2017 Annual Report, is being mailed concurrently with this Proxy Statement to our shareholders. Unless otherwise specifically stated, our fiscal year 2017 Annual Report is not incorporated into this Proxy Statement and shall not be considered a part of this Proxy Statement or soliciting materials.

QUESTIONS AND ANSWERS FOR ANNUAL MEETING

Q:	Who is asking for my vote and why are you sending me this document?

A:
The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting of Shareholders, which are more fully described in this Proxy Statement. We are providing this Proxy Statement and related proxy card or voting instruction to our shareholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting. A proxy, if duly executed and not revoked, will be voted and if it contains any specific instructions, it will be voted in accordance with those instructions.

Q:	Who is eligible to vote?

A:
You may vote if you owned shares of Universal Corporation common stock, which we refer to as Common Stock, on June 9, 2017, the record date established by the Board of Directors under Virginia law for determining shareholders entitled to notice of and to vote at the Annual Meeting. We had outstanding as of the record date 25,319,389 shares of Common Stock, each of which is entitled to one vote per share. Only shareholders of record of Common Stock at the close of business on June 9, 2017, will be entitled to vote.

Q:	What is a proxy?

A:
A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card. Messrs. Preston D. Wigner and David C. Moore have been designated as proxies or proxy holders for the Annual Meeting. Proxies properly executed and received by our Secretary prior to the Annual Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?

A:
A voting instruction is the instruction form you receive from your bank, broker, or other nominee if you hold your shares of Common Stock in street name. The instruction form instructs you how to direct your bank, broker, or other nominee, as record holder, to vote your shares of Common Stock.

Q:	What am I voting on at the Annual Meeting?

A:	You will be voting on the following matters:

•	The election of the three nominees to the Board of Directors set forth in this Proxy Statement to serve three-year terms;

•	The approval of a non-binding advisory resolution approving the compensation of our named executive officers;

•	A non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding advisory vote to approve the compensation of our named executive officers;

•	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2018;

•	The approval of the Universal Corporation 2017 Stock Incentive Plan;

•	One shareholder proposal, if properly presented at the Annual Meeting; and

•	Any other business properly raised at the Annual Meeting or any adjournments or postponements thereof.

We are not aware of any matters that are to come before the Annual Meeting other than those described in this Proxy Statement. If other matters do properly come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy card to exercise the discretionary authority conferred by the proxy to vote such proxy in accordance with their best judgment.

Q:	What constitutes a quorum and how many votes must be present to hold the Annual Meeting?

A:
In order for the Annual Meeting to be conducted, a majority of the shares entitled to vote (i.e., a majority of the outstanding shares of Common Stock as of the record date) must be present in person or represented by proxy at the Annual Meeting for the transaction of business at the Annual Meeting. This is referred to as a quorum. Abstentions, withheld votes, and shares held of record by a bank, broker, or other nominee (“broker shares”) that are voted on any matter are included in determining the number of votes present. Broker shares that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present. In the event that a quorum is not present at the Annual Meeting, it is expected that the Annual Meeting will be adjourned or postponed to solicit additional proxies. It is very important, therefore, that you vote your shares.

Q:	What vote is needed to elect directors?

A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors.

Q:	What vote is needed to approve the non-binding advisory resolution approving the compensation of our named executive officers?

A:
The approval of the non-binding advisory resolution approving the compensation of our named executive officers requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal. The Board of Directors and the Compensation and Governance Committee value the opinions of our shareholders. To the extent that there is any significant vote against executive compensation, the Board of Directors and the Compensation and Governance Committee will consider shareholder concerns and evaluate whether any actions are necessary to address those concerns.

Q:
What vote is being requested to approve the non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareholder vote to approve the compensation of our named executive officers?

A:
Shareholders are not voting to approve or disapprove the recommendation of the Board of Directors with respect to this proposal. The non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareholder vote regarding the approval the compensation of our named executive officers will require you to choose among a frequency of every one, two or three years or abstain from voting. The Board of Directors will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Q:	What vote is needed to ratify the appointment of Ernst & Young LLP?

A:	The ratification of the appointment of Ernst & Young LLP requires that the number of votes cast in favor of the ratification exceed the number of votes cast in opposition to the ratification.

Q:	What vote is needed to approve the Universal Corporation 2017 Stock Incentive Plan?

A:	The affirmative vote of the holders of a majority of the shares cast with respect to the proposal to approve the 2017 Stock Incentive Plan is required to approve the proposal.

Q: What vote is needed to approve the shareholder proposal requiring the Company to prepare a report regarding the benefits and drawbacks of mediation of alleged human rights violations?

A: The approval of the shareholder proposal requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal. Although the Board of Directors recommends a vote “against” the proposal, the Board of Directors value the opinions of our shareholders. To the extent that the shareholder proposal is not approved, but there is a significant vote in favor of the shareholder proposal, the Board of Directors will consider shareholder concerns and evaluate whether any actions are necessary to address these concerns.

Q:	What are the voting recommendations of the Board of Directors?

A:
The Board of Directors recommends that shareholders vote “FOR” all of the proposed nominees for director named in this Proxy Statement; “FOR” the approval of the non-binding resolution approving named executive officer compensation; for a “ONE-YEAR” frequency for the non-binding shareholder vote regarding approval of the compensation of our named executive officers; “FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2018; “FOR” the approval of the Universal Corporation 2017 Stock Incentive Plan; and “AGAINST” the shareholder proposal requiring the Company to prepare a report regarding the benefits and drawbacks of mediation of alleged human rights violations.

Q:	How do I vote?

A:
Registered shareholders (shareholders who hold Common Stock in certificated form as opposed to through a bank, broker, or other nominee) may vote in person at the Annual Meeting or by proxy. Registered shareholders have the following ways to vote by proxy:

•	by mail - complete, sign, date, and return the enclosed proxy card or voting instruction; or

•	over the Internet or by telephone - follow the instructions provided on the enclosed proxy card or voting instruction.

Registered shareholders are urged to deliver proxies and voting instructions by using the Internet, by calling the toll-free telephone number, or by completing and mailing the enclosed proxy card or voting instruction. The Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their proxies or voting instructions, and to confirm that such instructions have been recorded properly. Instructions for voting over the Internet or by telephone are set forth on the enclosed proxy card. Registered shareholders may also send their proxies or voting instructions by completing, signing, and dating the enclosed proxy card or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope.

Shareholders who hold Common Stock through a bank, broker, or other nominee (street name shareholders) who wish to vote at the Annual Meeting should be provided voting instructions from the institution that holds their shares. If this has not occurred, please contact the institution that holds your shares. Street name shareholders may also be eligible to vote their shares electronically by following the voting instructions provided by the bank, broker, or other nominee that holds the shares, using either the Internet address or the toll-free telephone number provided on the voting instruction, or otherwise complete, date, and sign the voting instruction and return it promptly in the enclosed postage-paid envelope.

The deadline for voting electronically over the Internet or by telephone is 11:59 p.m., Eastern Time, on August 2, 2017.

Q:	Can I attend the Annual Meeting?

A:
The Annual Meeting is open to all holders of our Common Stock as of the close of business on the record date, June 9, 2017. We will not permit cameras, recording devices, or other electronic devices at the Annual Meeting. We encourage you to vote your shares by proxy, but you may also vote by attending the Annual Meeting and voting in person.

Q:	What do I need in order to attend the Annual Meeting in person?

A:
Any shareholder of record may attend the Annual Meeting; however, street name holders must have a legal proxy from their bank or broker and bring that proxy to the Annual Meeting to confirm you are the beneficial owner, and they must bring evidence of stock holdings, such as a recent brokerage account statement. Upon arrival at the Annual Meeting, you will also be required to present government-issued photo identification, such as a driver's license or passport.

Q:	Can I withhold my vote?

A:	You may withhold your vote with respect to the election of directors.

Q:	Can I change or revoke my proxy?

A:	Any shareholder who gives a proxy may change or revoke his or her proxy at any time before it is voted at the Annual Meeting. A shareholder may change or revoke his or her proxy by:

•	giving written notice of revocation to our Corporate Secretary, whose address is on page 6 of this Proxy Statement;

•	executing a proxy dated as of a later date; or

•	voting in person at the Annual Meeting.

If you voted over the Internet or by telephone, you can also revoke your vote by any of these methods or you can change your vote by voting again over the Internet or by telephone. If you decide to vote by completing, signing, dating, and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy over the Internet or by telephone. Your attendance at the Annual Meeting will not itself revoke a proxy.

If you are a shareholder whose stock is held in street name with a bank, broker, or other nominee, you must follow the instructions found on the voting instruction card provided by the bank, broker, or other nominee, or contact your bank, broker, or other nominee in order to change or revoke your previously given proxy.

Q:	How will my shares be voted if I sign, date, and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

A:
Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” the election of all of the nominees for director named in this Proxy Statement; “FOR” the approval of the non-binding resolution approving named executive officer compensation; for a “ONE-YEAR” frequency for the non-binding shareholder vote regarding approval of the compensation of our named executive officers; “FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2018; “FOR” the approval of the Universal Corporation 2017 Stock Incentive Plan; and “AGAINST” the shareholder proposal; and according to the discretion of the proxy holders on any other business proposal properly raised at the Annual Meeting.

As to any other business that may properly come before the Annual Meeting, the persons named in the enclosed proxy card or voting instruction will vote the shares of Common Stock represented by the proxy in the manner as the Board of Directors may recommend, or otherwise in the proxy holders' discretion. The Board of Directors does not presently know of any other such business.

Q:	Will my shares be voted if I do not provide my proxy?

A:
It will depend on how your ownership of shares of Common Stock is registered. If you own your shares as a registered holder, which means that your shares of Common Stock are registered in your name with our transfer agent, your unvoted shares will not be represented at the Annual Meeting. They also will not count toward the quorum requirement, which is explained under “What constitutes a quorum and how many votes must be present to hold the Annual Meeting?” on page 2 of this Proxy Statement, unless you attend the Annual Meeting to vote them in person.

If you are a shareholder whose shares of Common Stock are held in street name, which means that your shares are registered with our transfer agent in the name of your bank, broker or other nominee, then your bank, broker, or other nominee may or may not vote your shares in its discretion if you have not provided voting instructions to the bank, broker, or other nominee. Whether the bank, broker or other nominee may vote your shares depends on the proposals before the Annual Meeting. Brokers have the discretionary authority under the rules of the New York Stock Exchange, which we also refer to as the NYSE, to vote shares for which their clients do not provide voting instructions on certain “routine” matters.

The rules of the NYSE, however, do not permit your bank, broker or other nominee to vote your shares on proposals that are not considered “routine.” When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to that proposal, your bank, broker or other nominee cannot vote your shares on that proposal. Where brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Under circumstances where a broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to us of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter. Please note that your bank, broker or other nominee may not vote your shares with respect to (i) the election of the three nominees for director, (ii) the approval of the non-binding advisory resolution approving the compensation of our named executive officers, (iii) the advisory vote on the frequency of the advisory vote on executive compensation, (iv) the approval of the 2017 Universal Corporation Stock Incentive Plan, or (v) the shareholder proposal, in the absence of your specific instructions as to how to vote with respect to these matters. Under the rules of the NYSE, these matters are not considered “routine” matters. Based on NYSE rules, we believe that the ratification of the appointment of Ernst & Young LLP is a routine matter for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a shareholder whose shares of Common Stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. Please return your proxy card so your vote can be counted.

Q:	How are abstentions and broker non-votes counted?

A:
With respect to the election of directors, abstentions, withheld votes and broker non-votes will not be included in the vote total for the proposal to elect the nominees for director named in this Proxy Statement and will not affect the outcome of the vote for that proposal.

With respect to the approval of the non-binding advisory resolution approving the compensation of our named executive officers, abstentions and broker non-votes will have no effect on the proposal and will not count either in favor of, or against, the non-binding proposal.

The advisory vote on the frequency of the advisory vote on executive compensation will require you to choose among a frequency of every one, two and three years or abstain from voting. You are not voting to approve or disapprove our recommendation. Abstentions and broker non-votes, therefore, will have no effect on the proposal and will not count either in favor of, or against the non-binding proposal.

With respect to the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2018, abstentions and broker non-votes will have no effect on the proposal and will not count either in favor of, or against, the proposal.

With respect to the approval of the Universal Corporation 2017 Stock Incentive Plan, broker non-votes will have no effect on the proposal and will not count either in favor of, or against the proposal, but abstentions will count against the proposal.

With respect to the vote on the shareholder proposal requiring the Company to prepare a report regarding the benefits and drawbacks of mediation of alleged human rights violations, abstentions and broker non-votes will have no effect on the proposal and will not count in favor of, or against, the proposal.

Q:	Where can I find the results of the Annual Meeting?

A:	We expect to announce the preliminary voting results at the Annual Meeting and disclose the final results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

Q:	Who pays for the solicitation of proxies?

A:
We will pay all of the costs associated with this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, facsimile, or other means of electronic transmission by our directors, officers, and employees. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock. It is contemplated that additional solicitation of proxies will be made by D.F. King & Co., Inc., 48 Water Street, New York, New York 10006, at an anticipated cost to us of approximately $6,500, plus reimbursement of out-of-pocket expenses for such items as mailing, copying, phone calls, faxes, and other related matters. In addition, we will indemnify D.F. King against any losses arising out of D.F. King's proxy soliciting services on our behalf.

Q:	Could other matters be decided in the Annual Meeting?

A:
The Board of Directors does not know of any other business that may be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or at any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy card to vote on such matters as they, in their discretion, may determine.

Q:	Where can I find Universal Corporation's corporate governance materials?

A:
Our Corporate Governance Guidelines, including our independence standards for members of the Board of Directors, Code of Conduct, and the charters of the Audit Committee, the Executive Compensation, Nominating and Corporate Governance Committee, which we refer to as the Compensation and Governance Committee, and all other standing committees, are available under the “Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance.cfm, and are available in print to any shareholder upon request by contacting us at the following address or phone number:

Universal Corporation
P.O. Box 25099
Richmond, Virginia 23260
Attention: Investor Relations
Telephone: (804) 359-9311

Q:	How do I communicate with the Board of Directors?

A:
Shareholders and other interested parties may at any time direct communications to the Board of Directors as a whole, to the director who presides at the executive sessions of the non-employee directors, or to any individual member of the Board of Directors, through our Internet website or by contacting our Corporate Secretary. The “Governance - Contact the Board” section of our Internet website at http://investor.universalcorp.com/contactboard.cfm contains an e-mail link established for receipt of communications with directors, and communications can also be delivered by mail by sending requests to our Corporate Secretary at the following address:

Universal Corporation
P.O. Box 25099
Richmond, Virginia 23260
Attention: Corporate Secretary
Telephone: (804) 359-9311

Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgment from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our non-employee directors.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 3, 2017.

Our Proxy Statement and fiscal year 2017 Annual Report are both available free of charge under the “Investor - Financial Information” section of our Internet website at http://investor.universalcorp.com/financials.cfm.

Our 2017 Annual Report to Shareholders, which includes a copy of our fiscal year 2017 Annual Report on Form 10-K (excluding exhibits) as filed with the Securities and Exchange Commission, is being mailed to shareholders with this Proxy Statement.

We will provide additional copies of our fiscal year 2017 Annual Report, including the financial statements and financial statement schedules, without charge to any person to whom this Proxy Statement has been delivered if they so request. Requests should be directed to Investor Relations at the address or phone number provided on page 6 of this Proxy Statement.

We make available free of charge through our Internet website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, which is referred to herein as the Exchange Act, as well as reports on Forms 3, 4 and 5 filed by our directors and executive officers pursuant to Section 16 of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the Securities and Exchange Commission. The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

PROPOSAL ONE
ELECTION OF DIRECTORS
In accordance with our Articles of Incorporation and Bylaws, the Board of Directors is divided into three classes. The term of office of one of the three classes of directors expires each year, and each class is elected for a three-year term.

Five members of our board of directors have previously been elected to terms expiring in 2018 or 2019, as indicated below. The Compensation and Governance Committee has recommended to our Board of Directors, and our Board of Directors has approved, the nomination of the three remaining incumbent directors set forth below to be elected for three-year terms at the Annual Meeting.

The following pages set forth certain information for each nominee, as well as all other incumbent directors, as of March 31, 2017, except as otherwise noted. All of the nominees and incumbent directors listed below are directors previously elected by the shareholders. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. With a plurality vote, the nominees that receive the highest vote totals for the director positions up for election will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable. In lieu of designating a substitute nominee, however, the Board of Directors may adopt a resolution pursuant to our Articles of Incorporation to reduce the number of directors.

Set forth below is information concerning the age, principal occupation, employment and directorships during the past five years, positions with the Company of each nominee and director, the year in which he or she first became a director of the Company and his or her term of office as a director. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that each nominee and director should serve as a director as of the date of this Proxy Statement, in light of the Company's business and structure.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL ONE.

Incumbent Directors Whose Terms Expire in 2017 (Class II Directors)

GEORGE C. FREEMAN, III, 54, has been our Chief Executive Officer since April 1, 2008, and our President since December 12, 2006. Mr. G. Freeman served as General Counsel and Secretary from February 1, 2001 until November 2005, and was elected Vice President in November 2005. He has been a director since November 7, 2007 and Chairman of the Board of Directors since August 5, 2008. He is Chairman of the Executive Committee and a member of the Finance Committee. Mr. G. Freeman also serves as a director of Tredegar Corporation, a manufacturer of plastic films and aluminum extrusions, since May 24, 2011. He serves on its Executive Compensation and Nominating and Governance Committees.

As Chairman of the Board, Mr. G. Freeman provides the Board of Directors with strong leadership and a considerable amount of experience. In addition, as our President and Chief Executive Officer, Mr. G. Freeman is able to communicate to and inform the Board about our day-to-day operations, customer relationships, management issues and industry developments. The Board believes that Mr. G. Freeman's extensive knowledge of the industry, his financial expertise and his forward-looking thinking brings an invaluable perspective on our current operations and our ongoing relationships with customers and suppliers. Through Mr. G. Freeman's years of service with us and on the Board of Directors, he has developed extensive knowledge in the areas of leadership, risk oversight, management and corporate governance, each of which provides great value to the Board of Directors.

LENNART R. FREEMAN, 65, retired as Executive Vice President of Swedish Match AB (“Swedish Match”), a global tobacco products manufacturer, in February 2011. Mr. L. Freeman worked with Swedish Match for over 30 years, serving as Executive Vice President for the six years prior to his retirement. While at Swedish Match, he successfully completed significant corporate restructurings and served in numerous executive positions within the company. He previously served as a director of the Dometic Group AB, a privately-held global provider of comfort products for the recreational vehicle, automotive and marine markets, until December 2014. Mr. L. Freeman is no relation to Mr. G. Freeman. He is a member of the Audit Committee, the Executive Committee and the Compensation and Governance Committee, and has been a director since 2013.
Mr. L. Freeman's extensive experience in the tobacco industry adds depth to the Board of Director's ability to evaluate and develop industry opportunities and strategies. His years with Swedish Match also add a unique customer perspective to the Board of Directors. In addition, Mr. L. Freeman's extensive leadership experience in a multinational company adds significant value to the Board of Directors.
EDDIE N. MOORE, JR., 69, is the President and Chief Executive Officer of Norfolk State University, a public, historically black liberal arts university. Prior to joining Norfolk State University in September 2013, Mr. E. Moore was Interim President and then Chief Executive Officer and President of St. Paul's College, a private, historically black liberal arts college, from November 2011 to June 2012. Previously, Mr. E. Moore was the President of Virginia State University, a public research university, for more than five years. Upon retirement as President on July 1, 2010, he accepted a position as President Emeritus, a position which he continues to hold. Prior to assuming the position of President in 1993, Mr. E. Moore served as state treasurer for the Commonwealth of Virginia, heading the Department of the Treasury and serving on fifteen state boards and authorities. He is also a director of Owens & Minor, Inc., a distributor of national name-brand medical and surgical supplies and a healthcare supply chain management company since 2005. He is a member of its Audit Committee and Governance and Nominating Committee. He is the Lead Independent Director, Chairman of the Audit Committee and a member of the Finance and Pension Investment Committees and has been a director since 2000.

Mr. E. Moore's strong background in accounting and finance and his leadership experience gained through managing prominent educational institutions is valuable to the Board of Directors. Mr. E. Moore's experience in the public sector brings valuable perspectives and disciplines to the Board of Directors' deliberations and decision-making processes.

Incumbent Directors Whose Terms Expire in 2018 (Class III Directors)

JOHN B. ADAMS, JR., 72, is President, Chief Executive Officer and a director of Bowman Companies, a private land development company, positions he has held for more than five years. He has also been a director of Fauquier Bankshares, Inc., a community bank, since 2003 and has served as Chairman of its Board of Directors since January 2010. He is a member of the Audit, Executive, Finance and Pension Investment Committees and has been a director since 2003.

Having been a director of Fauquier Bankshares, Inc. since 2003, Mr. Adams brings extensive financial and banking experience to the Board of Directors. In addition, his experience as President, Chief Executive Officer and a director of Bowman Companies and his other leadership roles provides the Board of Directors with valuable leadership, business and operational experience.

DIANA F. CANTOR, 59, is a Partner of Alternative Investment Management, LLC, an independent privately-held investment management firm, a position she has held since January 2010. She is also the co-founder and Managing Director of Hudson James Group LLC, a strategic advisory firm, a position she held from February 2012 to December 2014. Mrs. Cantor served as a Managing Director with New York Private Bank and Trust from January 2008 through December 2009, and from 1996 to 2007 she served as a Founder and Executive Director of the Virginia College Savings Plan, an independent agency of the Commonwealth of Virginia. Since 2005, Mrs. Cantor has served on the Board of Directors of Domino's Pizza, Inc., a global pizza restaurant chain and franchise pizza delivery company (she is Chairman of its Audit Committee and a member of its Nominating and Corporate Governance Committee). She is also Vice Chairman and a Trustee of the Virginia Retirement System. Mrs. Cantor previously served as a director and member of the Audit Committee of Revlon, Inc., a global cosmetics company, from 2013 to 2015, and as a director of The Edelman Financial Group, Inc., a provider of investment advice, from 2011 to 2012, and as a director and member of the Audit Committee of Media General, Inc., a provider of news, information and entertainment from 2005 until its merger with Nexstar Broadcasting Group, Inc. to form Nexstar Media Group, Inc. in January, 2017. Mrs. Cantor is Chairman of the Finance Committee and a member of the Pension Investment Committee and the Compensation and Governance Committee and has been a director since 2012.
Mrs. Cantor possesses extensive legal, investment and financial skills and significant public company directorship and committee experience, all of which add important, multi-disciplinary financial perspective to our Board of Directors. Her service on the boards of multinational corporations offers the Board of Directors a valuable perspective on governance best practices and executive leadership, and strengthens the financial and strategic expertise of the Board of Directors.

ROBERT C. SLEDD, 64, is Managing Partner of Pinnacle Ventures, LLC, a venture capital firm, and Sledd Properties, LLC, an investment company. Mr. Sledd served as the Senior Economic Advisor to the former Governor of Virginia from January 2010 until January 2014, and served as Chairman of Performance Food Group Co. (“PFG”), a foodservice distribution company, from 1995 until June 2008. He served as Chief Executive Officer of PFG from 1987 to 2001 and from 2004 to 2006. He also serves on the Board of Directors of Owens & Minor, Inc., a distributor of national name-brand medical and surgical supplies and a healthcare supply chain management company, since 2007. He is Chairman of its Compensation and Benefits Committee and serves on its Executive Committee and Governance and Nominating Committee. He is also a Director of Pool Corporation, a wholesale distributor of swimming pool supplies, equipment, and related leisure products. He serves on its Audit Committee and Compensation Committee. He is Chairman of the Pension Investment Committee, a member of the Audit and Finance Committees, and has been a director since 2009.

Through Mr. Sledd's prior experience serving as a former chief executive of a foodservice distribution company, he has gained extensive knowledge and understanding of the challenges faced by public companies. In addition, his experience in founding, expanding and taking public PFG provides the Board of Directors with a breadth of perspectives and ideas on matters of management, corporate governance and strategic growth. Having served on the board of directors of other publicly traded companies, he has gained further experience related to corporate governance matters in addition to experience in risk oversight and executive compensation.

Incumbent Directors Whose Terms Expire in 2019 (Class I Directors)

THOMAS H. JOHNSON, 67, has been Managing Partner of THJ Investments, L.P., a private investment firm, from November 2005 to the present. Since 2008, he has also served as Chief Executive Officer of Taffrail Group, LLC, a business consulting firm. Mr. Johnson retired as Chairman and Chief Executive Officer of Chesapeake Corporation (“Chesapeake”), a specialty packaging company, in November 2005, after which he served as Vice Chairman until April 2006. Mr. Johnson was a director and member of the Audit Committee and Compensation Committee of Tumi Holdings, Inc., a global distribution company offering travel and business products in multiple categories until their merger with Samsonite International S.A. in 2016. He was a director of Superior Essex, Inc., a manufacturer of wire and cable products, from December 7, 2005 to August 7, 2008, and Gen On Corporation, a producer of electricity, and the predecessor company, Mirant Corporation, from January 2006 until its merger with NRG Energy, Inc. in December 2012. Mr. Johnson was also a director of Coca Cola Enterprises, Inc., a marketer, produce and distributor of Coca-Cola products, from 2007 until its merger with Coca-Cola European Partners US, LLC in 2016. He is Chairman of the Compensation and Governance Committee and a member of the Executive Committee and has been a director since 2001.

Mr. Johnson's more than 15 years of experience as a chief executive of several large corporations and extensive service on the boards of multinational corporations provides the Board of Directors a valuable perspective on governance best practices and executive leadership. Through these executive management experiences, Mr. Johnson brings investment, manufacturing and distribution expertise to bear on his service as a member of the Board of Directors, and also has extensive international management experience in Europe and Asia. Mr. Johnson's service on the board of directors of other public companies, including such companies' audit, nominating and governance, and compensation and governance committees, provides our Board of Directors with financial, operational and strategic expertise.

MICHAEL T. LAWTON, 58, retired as Executive Vice President and Chief Financial Officer of Domino’s Pizza, Inc. (“Domino’s”), a global pizza restaurant chain and franchise pizza delivery company, in August 2015.  Mr. Lawton was Chief Financial Officer of Domino’s since 2010, and Executive Vice President, Supply Chain Services since October 2014.  He also served as Interim Chief Information Officer from 2011 to 2012, and Executive Vice President of International from 2004 to 2011.  Prior to Domino’s, Mr. Lawton held various financial and general management positions with Gerber Products Company, a subsidiary of Nestle.  Mr. Lawton is a Director of La-Z-Boy, Inc., a manufacturer, importer, distributor and retailer of upholstery furniture products, since 2013 and he is Chairman of its Audit Committee and a member of its Compensation Committee. Mr. Lawton is a member of the Audit Committee and the Pension Investment Committee.

Mr. Lawton’s experience and leadership as a senior executive of a public company and well-known consumer brand, as well as a member of the board of the directors of another publicly-traded company is valuable to the Board of Directors.  He has extensive experience in risk oversight, executive compensation and corporate governance.  In addition, Mr. Lawton has a strong background in accounting and finance as well as extensive international management and supply chain experience that adds significant value to the Board of Directors.

STOCK OWNERSHIP
Principal Shareholders

The following table sets forth as of June 9, 2017, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than 5% of the outstanding shares of such stock.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1)
	(#)		(%)
Vanguard Group, Inc.	2,820,300	(2)	11.1%
100 Vanguard Boulevard
Malvern, Pennsylvania 19355
BlackRock, Inc.	2,617,493	(3)	10.3%
40 East 52nd Street
New York, New York 10022
Dimensional Fund Advisors LP	1,931,271	(4)	7.6%
Palisades West, Building One
6300 Bee Cave Road
Austin, Texas 78746
FMR LLC	1,237,389	(5)	4.9%
245 Summer Street
Boston, Massachusetts 02210
LSV Asset Management	1,162,537	(6)	4.6%
155 N. Wacker Drive
Suite 4600
Chicago, Illinois 60606

(1)	The percentages shown in the table are based on 25,319,389 shares of Common Stock outstanding on June 9, 2017.

(2)
As reported on an amended Schedule 13G filed with the Securities and Exchange Commission on February 10, 2017. According to this filing, Vanguard Group, Inc. possessed sole voting power over 28,301 shares of Common Stock, shared voting power over 1,119 shares of Common Stock and sole dispositive power over 2,793,608 shares of Common Stock with shared dispositive power over 26,692 shares of Common Stock.

(3)
An amended Schedule 13G/A filed with the Securities and Exchange Commission on January 17, 2017 indicates that BlackRock, Inc., acting as a parent holding company, reported that it has sole voting power over 2,568,138 shares of Common Stock, shared voting power over no shares of Common Stock, sole dispositive power over 2,617,493 shares of Common Stock and shared dispositive power over no shares of Common Stock.

(4)
As reported on an amended Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2017. The amended Schedule 13G indicates that Dimensional Fund Advisors LP, in its capacity as investment adviser to certain commingled group trusts and separate accounts, has the sole voting power over 1,919,758 shares of Common Stock, shared voting power over no shares of Common Stock, sole dispositive power over 1,931,271 shares of Common Stock and shared dispositive power over no shares of Common Stock that are owned by such companies, trusts, and accounts.

(5)
As reported on an amended Schedule 13G filed with the Securities and Exchange Commission on February 14, 2017 by FMR LLC ("FMR"), a parent holding company. FMR had sole voting power over 37,389 shares of Common Stock, shared voting power over no shares of Common Stock, sole dispositive power over 1,237,389 shares of Common Stock, and shared dispositive power over no shares of Common Stock.

(6)
As reported on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2017 by LSV Asset Management ("LSV"), an investment advisor, LSV had sole voting power over 610,619 shares of Common Stock, shared voting power over no shares of Common Stock, sole dispositive power over 1,162,537 shares of Common Stock, and shared dispositive power over no shares of Common Stock.

Directors and Executive Officers

The following table sets forth as of June 9, 2017, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each director or nominee, (ii) each executive officer listed in the “Summary Compensation Table”, who we refer to as the “named executive officers”, and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)
	(#)	(%)
John B. Adams, Jr.	17,486	*
Theodore G. Broome	33,931	*
Diana F. Cantor	7,097	*
George C. Freeman, III	227,216	*
Lennart R. Freeman	5,353	*
Airton L. Hentschke	41,955	*
Thomas H. Johnson	15,054	*
Michael T. Lawton	2,145	*
David C. Moore	78,588	*
Eddie N. Moore, Jr.	23,065	*
Robert C. Sledd	10,124	*
Preston D. Wigner	39,466	*
All current directors and executive officers as a group (15 persons)	573,264	2.3%

*	Percentage of ownership is less than 1% of the outstanding shares of Common Stock.

(1)	No executive officers or directors have pledged shares of Common Stock as security.

(2)	The percentages shown in the table are based on 25,319,389 shares of Common Stock outstanding on June 9, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership of Common Stock with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of such reports furnished to us and written representations of our directors and executive officers, we believe that, during fiscal year 2017, all directors and executive officers filed with the SEC on a timely basis all reports required to be filed.

CORPORATE GOVERNANCE AND COMMITTEES
General

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are kept informed of our business through discussions with the Chairman, President, and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The corporate governance practices we follow are summarized below.

Corporate Governance Guidelines

The Board of Directors has adopted written Corporate Governance Guidelines that set forth the practices of the Board of Directors with respect to the qualification and selection of directors, director orientation and continuing education, director responsibilities, Board of Directors composition and performance, director access to management and independent advisors, director compensation, management evaluation and succession, evaluation of the Board of Directors' performance and various other issues. The Corporate Governance Guidelines are available to shareholders and the public free of charge under the “Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance.cfm. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page 6 of this Proxy Statement.

Code of Conduct

The Board of Directors has adopted a written Code of Conduct applicable to our directors, officers and employees, and the directors, officers and employees of each of our subsidiaries and controlled affiliates. The Code of Conduct satisfies the NYSE requirements for a “Code of Business Conduct and Ethics” and the Securities and Exchange Commission definition of a “Code of Ethics for Senior Financial Officers.” The Code of Conduct addresses such topics as protection and proper use of company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Conduct is available to shareholders and the public free of charge on our Internet website at http://www.universalcorp.com/compliance/. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page 6 of this Proxy Statement.

Director Independence

The Board of Directors, in its business judgment, has determined that each member of the Board of Directors, except Mr. G. Freeman, our Chairman, President, and Chief Executive Officer, is independent as defined by the NYSE listing standards and our Corporate Governance Guidelines. In reaching this conclusion and as set forth in the independence standards of our Corporate Governance Guidelines, the Board of Directors evaluated each director or nominee for director in light of the specified independence tests set forth in the NYSE listing standards. In addition, the Board of Directors considered whether we and our subsidiaries conduct business and have other relationships with organizations of which certain members of the Board of Directors or members of their immediate families are or were directors or officers. There has been no such business or relationships for the past three fiscal years.

Executive Sessions

The independent directors of the Board of Directors meet in executive session at least annually without management or employee directors present. The independent directors designate the Lead Independent Director, who is responsible for presiding over the executive sessions of the independent directors. For fiscal year 2017, the independent directors designated Mr. E. Moore as the Lead Independent Director. The Lead Independent Director is responsible for advising the Chairman, President, and Chief Executive Officer of the outcome of any decisions reached or suggestions made at these sessions. Executive sessions where non-employee directors meet on an informal basis may be scheduled either before or after each regularly scheduled Board of Directors meeting.

Communications with Directors

Interested parties may at any time direct communications to the Board of Directors as a whole, to the lead independent director, or to any individual member of the Board of Directors, through our Internet website or by contacting our Secretary. The “Corporate Governance - Contact the Board” section of our Internet website at http://investor.universalcorp.com/contactboard.cfm contains an e-mail submission form established for submitting communications to directors. Communications can also be delivered by mail by sending requests to our Corporate Secretary, whose address is on page 6 of this Proxy Statement.

Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgment from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our independent directors.

Board and Committee Meeting Attendance

During fiscal year 2017, there were five meetings of the Board of Directors. Each director attended 75% or more of the total number of meetings of the Board of Directors and of the committees on which they served.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

The Board of Directors does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. We operate with one individual, Mr. G. Freeman, serving as Chairman of the Board, President, and Chief Executive Officer. Mr. G. Freeman was elected by the Board of Directors as President on December 12, 2006, Chief Executive Officer on April 1, 2008 and Chairman of the Board on August 5, 2008. Prior to his election as our President and Chief Executive Officer, Mr. G. Freeman served as our General Counsel and Secretary from February 1, 2001 until November 2005, when he was elected Vice President. The Board of Directors believes that because Mr. G. Freeman has unique and extensive experience and understanding of our business, he is well situated to lead and execute strategy and business plans to maximize shareholder value by having a combined role of Chairman of the Board, President, and Chief Executive Officer.

The Company's Corporate Governance Guidelines permit the individual who serves as Chief Executive Officer to serve as Chairman of the Board of Directors. In order to ensure that independent directors continue to play a leading role in our governance, however, the Board of Directors established the position of a Lead Independent Director in our Corporate Governance Guidelines. Mr. E. Moore currently serves as our Lead Independent Director. The Lead Independent Director is elected by the independent directors and ensures that (i) the Board of Directors operates independently of management and (ii) directors and shareholders have an independent leadership contact. The Lead Independent Director, who must satisfy our independence standards, is responsible for presiding over the executive sessions of the independent directors and performing such other duties as may be delegated to the position by the Board of Directors. The Lead Independent Director also has the following additional roles and responsibilities:

•	chair Board of Directors meetings when the Chairman of the Board of Directors is not present or when there is a potential conflict of interest;

•	call meetings and set agendas for executive sessions of the independent directors;

•	preside over meetings of the independent Board members and, as appropriate, provide prompt feedback to the Chief Executive Officer and Chairman of the Board of Directors;

•	serve as a liaison between the independent directors and the Chief Executive Officer and Chairman of the Board of Directors and senior management to report or raise matters;

•	serve as a “sounding board” and mentor to the Chief Executive Officer and Chairman of the Board of Directors; and

•	perform such other duties and responsibilities as may be delegated to the Lead Independent Director by the Board of Directors from time to time.

The Board of Directors also has five standing committees: the Audit Committee, the Compensation and Governance Committee, the Finance Committee, the Pension Investment Committee and the Executive Committee. Each committee has a separate chairman and each of the Audit and Compensation and Governance Committees are composed solely of independent directors.

Given our current circumstances, relative size and operating strategies, we believe having a combined Chairman of the Board of Directors and Chief Executive Officer, as well as having a Lead Independent Director and independent standing Board committees, is the most appropriate structure for us and our shareholders. We believe this structure demonstrates clear leadership to our employees, shareholders, and other interested parties and eliminates potential for redundancies and confusion. The Lead Independent Director protects the role of the independent directors by providing leadership to the independent directors and working closely with the Chief Executive Officer and Chairman of the Board of Directors.

As part of the Board of Directors' annual assessment process, the Board of Directors evaluates our board leadership structure to ensure that it remains appropriate for us. The Board of Directors recognizes that there may be circumstances in the future that would lead it to separate the roles of Chief Executive Officer and Chairman of the Board of Directors, but believes that the absence of a policy requiring either the separation or combination of the roles of Chairman and Chief Executive Officer provides the Board of Directors with the flexibility to determine the best leadership structure for us.

Board of Directors' Role in Risk Oversight

The Board of Directors is responsible for our risk oversight. Management is responsible for our risk management, including providing oversight and monitoring to ensure our policies are carried out and processes are executed in accordance with our performance goals and risk tolerances. In carrying out its risk oversight function, each of the five standing committees of the Board of Directors is responsible for risk oversight within their area of responsibility and regularly reports to the Board of Directors. In addition, management holds regular meetings in which they identify, discuss and assess financial risk from current macro-economic, industry, and company-specific perspectives.

The Audit Committee is responsible for discussing with management, the independent registered public accounting firm and the internal auditors our policies and procedures with respect to risk assessment and risk management. As part of its regular reporting process, management reports and reviews with the Audit Committee our material risks, including (i) proposed Risk Factors and other public disclosures, and (ii) mitigation strategies and our internal controls over financial reporting. The Audit Committee also engages in regular periodic discussions with the Chief Financial Officer and other members of management regarding risks as appropriate.

The Finance Committee assists the Board of Directors in control of the Company's financial policies and resources and monitors our financial strategic direction. As part of its responsibilities, the Finance Committee oversees our financial policies, including financial risk management, and reviews and approves significant financial policies and transactions.

In addition to the Audit Committee and Finance Committee, each of the other committees of the Board of Directors considers risks within its area of responsibility. The Compensation and Governance Committee considers succession planning, human resources risks, corporate governance risks and risks that may be a result of our executive compensation programs. In addition, the Pension Investment Committee has oversight of the investments in the Company's ERISA - regulated pension and savings plans. Each of the committees regularly reports to the Board of Directors.

We believe the current leadership structure of the Board of Directors supports the risk oversight functions described above by providing independent leadership at the committee level, with ultimate oversight by the full Board of Directors as led by the Chairman of the Board of Directors and Chief Executive Officer and the Lead Independent Director. Our Board of Directors is committed to fostering a culture of high ethical standards.

Committees of the Board

The standing committees of the Board of Directors are the Audit Committee, the Executive Committee, the Compensation and Governance Committee, the Finance Committee, and the Pension Investment Committee.

Audit Committee

The responsibilities of the Audit Committee include the review of the scope and the results of the work of the independent registered public accounting firm and internal auditors, the review of the adequacy of internal accounting controls, and the selection, appointment, compensation, and oversight of our independent registered public accounting firm. The Audit Committee operates under a written charter last amended by the Board of Directors on April 20, 2009. The Audit Committee's charter is available under the “Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance.cfm.

The members of the Audit Committee are Messrs. E. Moore (Chairman), Adams, L. Freeman, Lawton, and Sledd. The Board of Directors has determined that each of the Audit Committee members is independent as defined under the applicable independence standards set forth in regulations of the Securities and Exchange Commission and the NYSE listing standards. The Board of Directors has also determined that all of the Audit Committee members are financially literate as defined by the NYSE listing standards. Finally, in accordance with the applicable regulations of the Securities and Exchange Commission, the Board of Directors has further determined that the Audit Committee contains at least one “audit committee financial expert” as defined by such regulations. That person is Mr. E. Moore, the Chairman of the Audit Committee. The fact that the Board of Directors did not identify additional Audit Committee members as “audit committee financial experts” does not in any way imply that other members do not meet that definition.

The Audit Committee met six times during fiscal year 2017. Additional information with respect to the Audit Committee is discussed below in the section entitled “Audit Information” on page 65 of this Proxy Statement.

Executive Committee

The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board of Directors meetings. The members of the Executive Committee are Messrs. G. Freeman (Chairman), Adams, L. Freeman and Johnson. The Executive Committee met two times during fiscal year 2017.

Compensation and Governance Committee

The members of the Compensation and Governance Committee are Messrs. Johnson (Chairman), L. Freeman and Mrs. Cantor. The Compensation and Governance Committee performs the responsibilities of the Board of Directors relating to compensation of our executives. The Compensation and Governance Committee's responsibilities include reviewing and setting or approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other executive officers, evaluating the performance of the Chief Executive Officer and our other executive officers in light of those goals and objectives, and determining and approving compensation levels for the Chief Executive Officer and our other executive officers based on this evaluation; making recommendations to the Board of Directors with respect to annual and long-term incentive compensation plans; evaluating the performance of, and determining the salaries, incentive compensation, and executive benefits for senior management; and administering our equity-based and other executive compensation plans.

The Chairman of the Compensation and Governance Committee works with our Chief Financial Officer to establish the agenda for Compensation and Governance Committee meetings. The Chief Financial Officer and management personnel reporting to him prepare data and materials for review by the Compensation and Governance Committee using market data from both broad-based and targeted national and regional compensation surveys. Competitive industry analysis is enhanced through review of peer company proxy data, professional research consortiums, and nationally recognized compensation databases provided by the Compensation and Governance Committee's external compensation consultant.

The Compensation and Governance Committee periodically meets with the Chief Financial Officer and other members of executive management in order to assess progress toward meeting long-term objectives approved by the Board of Directors. The Compensation and Governance Committee reviews the performance and compensation of the Chief Executive Officer with input from both the full Board of Directors and the Chief Executive Officer's self evaluation. The Compensation and Governance Committee approves the compensation of the other executive officers, based upon the evaluation and recommendation of the Chief Executive Officer. Where it deems appropriate, the Compensation and Governance Committee engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages and to support the Compensation and Governance Committee's duty to establish each of the executive officers' targeted overall compensation levels.

The Compensation and Governance Committee reports regularly to the Board of Directors on matters relating to the Compensation and Governance Committee's responsibilities. In addition, the Compensation and Governance Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties. For additional information regarding the compensation-related activities of the Compensation and Governance Committee, see the sections entitled “Compensation Discussion and Analysis” and “Report of the Executive Compensation, Nominating and Corporate Governance Committee” beginning on pages 19 and 38 of this Proxy Statement, respectively.

The Board of Directors has determined that the members of the Compensation and Governance Committee are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act), “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code) and “independent directors” (as defined under the applicable NYSE listing standards and our Corporate Governance Guidelines). In addition, no Compensation and Governance Committee member is a current or former employee of ours or any of our subsidiaries. While the Compensation and Governance Committee's charter does not specify qualifications required for members, Mr. Johnson has been a member of other public company boards of directors and is a former chief executive officer of public companies, while Mr. L. Freeman has extensive experience as a former senior executive officer of a large international tobacco products manufacturer, and Mrs. Cantor possesses extensive legal, investment and financial skills as well as significant public company directorship experience. The Compensation and Governance Committee met four times during fiscal year 2017.

In performing its responsibilities with respect to executive compensation decisions, the Compensation and Governance Committee receives information and support from the our Human Resources Department and a nationally-recognized executive compensation consultant. For fiscal year 2017, Willis Towers Watson Public Limited Company, whom we refer to as Willis Towers Watson, served as an independent, executive compensation consultant to the Compensation and Governance Committee and received aggregate fees for fiscal year 2017 of approximately $35,000 for these services. Management does not engage an outside compensation consultant and did not engage Willis Towers Watson to provide any other services of significance to the Company. Willis Towers Watson provides consultancy services to the Company regarding its health and welfare benefit plans. After completing a comprehensive competitive bid process and consulting with the Compensation and Governance Committee, the Company engaged Willis Towers Watson to provide investment consulting services for the Company's International Savings Plan effective January 1, 2017. For more information with respect to the Compensation and Governance Committee's compensation consultant, see “Compensation Discussion and Analysis” beginning on page 19 of this Proxy Statement.

The Compensation and Governance Committee also acts as our nominating committee. The Compensation and Governance Committee develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors, and monitors developments in, and makes recommendations to the Board of Directors concerning, corporate governance practices. The Compensation and Governance Committee operates under a written charter last amended by the Board of Directors on April 9, 2013. The Compensation and Governance Committee's charter is available under the “Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance.cfm.

The Compensation and Governance Committee employs several methods for identifying and evaluating director nominees. The Compensation and Governance Committee considers candidates for Board of Directors membership suggested by its members and by management, and the Compensation and Governance Committee will also consider candidates suggested informally by our shareholders. The Compensation and Governance Committee periodically assesses whether any vacancies on the Board of Directors are expected due to retirement or otherwise and in the event that vacancies are anticipated, the Compensation and Governance Committee considers possible director candidates. The Compensation and Governance Committee may also retain a third-party executive search firm to identify candidates upon request of the Compensation and Governance Committee from time to time based upon the director membership criteria described in the Corporate Governance Guidelines. Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Compensation and Governance Committee in connection with an Annual Meeting if we receive timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Compensation and Governance Committee. To be timely for the 2018 Annual Meeting, the notice must be received within the time frame set forth in the section entitled “Proposals for 2018 Annual Meeting” on page 77 of this Proxy Statement. To be in proper form, the notice must include each nominee's written consent to be named as a nominee and to serve if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in our Bylaws and Corporate Governance Guidelines.

The Compensation and Governance Committee evaluates all director candidates in accordance with the director membership criteria described in the Corporate Governance Guidelines. The Compensation and Governance Committee does not differentiate between Board of Directors candidates submitted by Board of Directors members or those submitted by shareholders with respect to evaluating candidates. All Board of Directors candidates are considered based upon various criteria, such as their broad-based business skills and experience, prominence and reputation in their profession, their global business and social perspective, concern for the long-term interests of the shareholders, knowledge of our industry or related industries, diversity, and personal and professional integrity, ethics, and judgment - all in the context of an assessment of the perceived needs of the Board of Directors at that point in time. Because the needs of the Board of Directors change from time to time, the Compensation and Governance Committee evaluates the totality of the merits of each prospective nominee that it considers and has not established specific minimum qualifications that must be met by potential new directors. The Board of Directors, however, believes that as a matter of policy there should be a substantial majority of independent directors on the Board of Directors.

It also is important to the Compensation and Governance Committee that the members of the Board of Directors work together in a cooperative fashion. When considering a director standing for re-election as a nominee, in addition to the attributes described above, the Compensation and Governance Committee also considers that individual's past contribution and future commitment to us. The Compensation and Governance Committee will also seek to ensure that the Board of Directors, and consequently the Audit Committee, have at least three independent members that satisfy the NYSE financial and accounting experience requirements and at least one member who qualifies as an audit committee financial expert.

After completing potential director nominees' evaluations, the Compensation and Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the Compensation and Governance Committee. There is no difference in the manner by which the Compensation and Governance Committee evaluates prospective nominees for director based upon the source from which the individual was first identified.

Messrs. G. Freeman, L. Freeman and E. Moore were each recommended by the Compensation and Governance Committee for nomination for election at the Annual Meeting as directors to serve a three-year term until their respective successors are elected and qualified, or until their earlier resignation or removal. The Compensation and Governance Committee did not receive any Board of Director recommendations from any shareholder in connection with the Annual Meeting.

Finance Committee

The Finance Committee has the responsibility of establishing our financial policies and controlling our financial resources. The members of the Finance Committee are Mrs. Cantor (Chairman), and Messrs. Adams, G. Freeman, E. Moore and Sledd. The Finance Committee met three times during fiscal year 2017.

Pension Investment Committee

The Pension Investment Committee retains and monitors the performance of an investment manager and, with the assistance of the investment manager, establishes investment objectives and policies, and monitors the performance of investments of the retirement plans and other qualified employee benefit plans of Universal Leaf Tobacco Company, Incorporated, which we refer to as Universal Leaf. The members of the Pension Investment Committee are Messrs. Sledd (Chairman), Adams, Lawton, E. Moore and Mrs. Cantor. The Pension Investment Committee met four times during fiscal year 2017.

Annual Meeting Attendance

We expect and encourage each member of the Board of Directors to attend our Annual Meetings when it is reasonably practical for the director to do so. All of the directors attended the 2016 Annual Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Universal Corporation is the leading global leaf tobacco supplier. The largest portion of the Company's business involves procuring and processing leaf tobacco for manufacturers of consumer tobacco products throughout the world. As such, our business is subject to risks, including changes in general economic, political, market, and weather conditions, government regulation, and fluctuations in foreign exchange rates. Our executive compensation program, therefore, reflects a strong tie of pay to performance in order to link the interests of executive officers to the interests of shareholders and promote the creation of long-term shareholder value.
Company Performance

Despite supply headwinds, most notably from weather-reduced crop sizes in Brazil and ongoing challenging market conditions in Tanzania, we delivered solid results again this year. Net income for the fiscal year ended March 31, 2017, was $106.3 million, or $0.88 per diluted share, compared with fiscal year 2016's net income of $109.0 million, or $3.92 per diluted share. The fiscal year 2017 results included a one-time reduction of earnings available to common shareholders of $74.4 million, or $2.99 per diluted share, for purposes of determining the amounts reported for basic and diluted earnings per share, from the conversion for cash of the remaining outstanding shares of our Series B 6.75% Convertible Perpetual Preferred Stock under the mandatory conversion in January 2017. Excluding that one time reduction and certain other non-recurring items, diluted earnings per share for the fiscal year of $3.97 increased $0.07 compared to the same period last year. Operating income of $178.4 million for the fiscal year ended March 31, 2017, was down $3.3 million compared to the fiscal year ended March 31, 2016. Segment operating income, which excludes non-recurring items, was $188.5 million for fiscal year 2017, an increase of $2.4 million from the prior year.

The following charts show a five-year history of our diluted earnings per share and our operating income:

Diluted Earnings per Share
(in dollars)
$4.66
$5.25
$4.06
$3.92
$0.88
2013
2014
2015
2016
2017

Operating Income
(in millions of dollars)
$223.0
$246.2
$167.9
$181.6
$178.4
2013
2014
2015
2016
2017

•
During fiscal year 2017, we generated $178.4 million in net cash flows from our operations, returned $239.3 million to shareholders through dividends and share repurchases and continued to strengthen our balance sheet.

•
Over the last three fiscal years, we have strengthened our balance sheet by generating over $660 million in net cash flow from operations, returning almost $400 million to shareholders through a combination of dividends and share repurchases while maintaining debt below $450 million.

•
Net debt as a percentage of total capitalization was approximately 11% at March 31, 2017, up from 9% at March 31, 2016. Over the last five fiscal years, we have reduced our net debt as a percentage of total capitalization from 19% to 11%, which remains at a low level for the Company.

The following charts show a five-year history of our net cash flow from operations, our funds returned to shareholders, and our net debt as a percentage of total capitalization:

Net Cash Flow from Operations
(in millions of dollars)
$234.5
($3.5)
$226.5
$186.5
$250.3
2013
2014
2015
2016
2017

Funds Returned to Shareholders
(in millions of dollars)
$69.3
$75.7
$94.9
$62.1
$239.3
2013
2014
2015
2016
2017

Net Debt as a Percentage of Total Capitalization
(percentage)
11%
16%
13%
9%
11%
2013
2014
2015
2016
2017

•	During fiscal year 2017, we approved our 46th consecutive annual dividend increase on the Common Stock of the Company. We have increased our common dividend every year since 1971.

•
Based on the closing price of $70.75 for our Common Stock, as quoted on the NYSE on March 31, 2017, the last trading day of fiscal year 2017, our Common Stock increased approximately 51.8% in value over the last five fiscal years compared to the market closing price of $46.60 at March 31, 2012.

The following charts show a five-year history of our dividends declared per share of Common Stock and the market price of our Common Stock:

Dividends Declared per Share
(in dollars)
$1.98
$2.02
$2.06
$2.10
$2.14
2013
2014
2015
2016
2017

Market Price of Common Stock
(in dollars)
$56.04
$55.89
$47.16
$56.81
$70.75
2013
2014
2015
2016
2017

•
We continued to advance our goal of providing compliant leaf produced in a sustainable and competitive manner for our customers, and we maintained our position as the leading global leaf tobacco supplier.

We believe our compensation philosophy is appropriate and aligned with the interests of our shareholders, as demonstrated by our Common Stock performance. The following performance graph compares the cumulative total shareholder return on our Common Stock for the last three fiscal years with the cumulative total return for the same period of the Standard & Poor's SmallCap 600 Index and the peer group index. The peer group represents Alliance One International, Inc. The graph assumes that $100 was invested in Universal Corporation Common Stock at the end of the Company's 2014 fiscal year, and in each of the comparative indices, in each case with dividends reinvested.

Executive Compensation

The Compensation and Governance Committee, Board of Directors and management of Universal take pride in our performance-based compensation program and remain committed to maintaining the integrity of the program in good times and bad. We believe that the proportion of at-risk, performance-based compensation should increase as an employee's level of responsibility increases. To this end, our executive compensation program primarily consists of moderate base salary and variable at-risk annual cash and equity incentive awards that are benchmarked to the 50th percentile of the market. While the Compensation and Governance Committee utilizes market data and other statistical information on executive compensation, it is not over-reliant on such data. The Committee recognizes its responsibility to avoid the tendency to permit “benchmarking” to be a contributor to escalating executive compensation. Last year, we limited base salary increases and increases in total direct compensation to 1.00% for our named executive officers. Over the last six years, the base salary of our Chief Executive Officer has increased by an average of only 1.56% per year. For fiscal year 2018, increases in the total direct compensation of our named executive officers were limited to 1.5%, except for our Chief Executive Officer who received an increase of 5.87%. This initial increase was warranted as Mr. G. Freeman's compensation has fallen well below the 50th percentile of our peer group. The target percentages for the components of total direct compensation for two other executives were also changed, but these changes limited the increase in total direct compensation to 1.5%.

The following charts show the relative components of total compensation for our Chief Executive Officer and our other named executive officers in terms of Base Salary, Short-Term Performance Pay, and Long-Term Performance Pay:

Chief Executive Officer (1)
Base Salary
Short-Term Performance Pay
Long-Term Performance Pay
24%
31%
45%

Other Named Executive Officers (1)
Base Salary
Short-Term Performance Pay
Long-Term Performance Pay
29%
33%
38%

(1)
Base Salary is the actual amount paid in fiscal year 2017, Short-Term Performance Pay is the actual amount earned in fiscal year 2017 based on performance, and Long-Term Performance Pay is the value on the grant date of restricted stock units and Performance Shares awards granted in fiscal year 2017. See Summary Compensation Table for the amounts of all elements of reportable compensation described in this section.

Our annual cash incentive payments under the Annual Incentive Plan (i.e., our Short-Term Performance Pay) are based on the Company's achievement against pre-established performance goals for adjusted diluted earnings per share and economic profit. In fiscal year 2017, our reported performance was better than expected and exceeded our performance goals. That performance corresponded to a weighted payout of 131.05% of an executive's individual target cash bonus opportunity amount based on the pre-approved percent-of-target performance tables.

The Compensation and Governance Committee has the challenging task of designing a compensation program that balances the interests of senior management with those of the shareholders. No one form of compensation will perfectly align those interests, but we believe our equity award program plays a significant role in striving to achieve the appropriate balance. Stock ownership, supported by our equity award program (i.e., our Long-Term Performance Pay), is the most effective way to ensure that management is properly motivated to create long-term shareholder value. To that end, we maintain robust stock ownership guidelines applicable to all named executive officers and other equity award participants. As of June 9, 2017, all of our named executive officers, except Mr. Hentschke who became a named executive officer for the first time in fiscal year 2015, are well in excess of their ownership targets and collectively hold beneficial ownership of almost 1.7% of our Common Stock. Our named executive officers, in the aggregate, own approximately $28.2 million of Common Stock equating to approximately 10.5 times their combined base salaries.

We do not use, offer, or provide our executives with many of the types of perquisites that other companies offer their executives, such as:

• personal use of corporate aircraft;	• company cars or vehicle allowances;
• membership dues in social organizations;	• employment, severance or retention agreements;
• excise tax gross-ups; • employment, severance or retention agreements;	• other tax reimbursements; or
• any other tax gross-ups.

We currently maintain only three Change of Control Agreements, each of which contains a “double trigger” as well as non-competition and non-solicitation clauses, but do not contain any obligations to gross-up severance payments. We have a recoupment or “clawback” provision applicable to all performance-based compensation, and we have adopted a policy prohibiting hedging and derivatives trading in our Common Stock.

At the 2016 Annual Meeting of Shareholders, 96% of the votes cast supported our executive compensation policies and procedures for our named executive officers. Given the high level of support from our shareholders, as demonstrated by the results of their vote, we did not make any significant changes in our policies or programs in response to their vote.

Compensation and Governance Committee Activities in Fiscal Year 2017

In fiscal year 2017, the Compensation and Governance Committee reviewed the existing mix, form and calibration of the executive compensation programs and confirmed its commitment to the principles and structure it followed during fiscal year 2016. Some of the significant actions the Compensation and Governance Committee undertook in fiscal year 2017 included:

•
Reaffirmed the Compensation and Governance Committee's objective of setting total direct compensation (including base salary, annual cash incentive awards, and long-term equity awards) for our executives at levels competitive with the market median for executives in comparable positions at companies of comparable size, complexity, and operational characteristics;

•	Evaluated the mix of pay to ensure that the appropriate balance among base salary, annual cash incentives, and long-term performance-based award opportunities is maintained;

•	Adopted a new peer group list for use beginning with fiscal year 2018;

•	Adjusted executive compensation for fiscal year 2018 to better align the level and mix of compensation to the 50th percentile of our new peer group list;

•
Evaluated alternative performance metrics and reaffirmed the use of adjusted earnings per share as a performance goal in both the annual incentive and long-term performance award program because adjusted earnings per share is an important driver of our shareholder value;

•
Reviewed the performance targets and calibration ranges for economic profit and adjusted earnings per share to reflect current and anticipated business conditions and to ensure adequate performance stretch in the annual incentive plan goals;

•
Reaffirmed that 5-year restricted stock units and 3-year performance-based stock units, which we refer to as Performance Shares, are appropriate forms of long-term incentive awards. The Performance Shares, if earned over a three-year period, will be paid out in shares of Common Stock;

•
Reviewed the performance target and calibration range for adjusted earnings per share to reflect current and anticipated business conditions and to ensure adequate performance stretch in the goals of the performance based stock units;

•
Reaffirmed the stock ownership guidelines for all of our officers and the officers of our main operating subsidiary, Universal Leaf, with a title of Senior Vice President or above, and monitored our executive officers' compliance with the guidelines;

•	Adjusted director compensation to better align the level and mix of compensation to the 50th percentile of our new peer group list;

•	Increased stock ownership guidelines for the non-employee directors from three to five times their annual cash retainer;

•	Reviewed participation in the Directors' DIP and decided to freeze the plan with effect at the end of the current plan year;

•	Conducted a review and assessment of potential risks arising from our compensation policies and programs;

•
Reaffirmed the “clawback” provision in our performance-based awards with respect to ethical misconduct or material restatements of financial results, in part to address the potential recovery or adjustment of awards in instances where the performance measures on which they were based are restated in a manner that would have decreased the amount of the award;

•
Reaffirmed a policy prohibiting our executives and directors from hedging or engaging in any derivatives trading in respect to shares of our Common Stock and generally prohibiting pledging of securities. This policy serves to enhance our long-standing policy prohibiting insider trading by executives and directors while in the possession of material information that is not available to the public; and

•	Reaffirmed a commitment to provide very limited perquisites to executives.

The Compensation and Governance Committee reports regularly to the Board of Directors on matters relating to the Compensation and Governance Committee's responsibilities. In addition, the Compensation and Governance Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties.

Guiding Philosophy

The goal of our executive compensation and benefits program is to attract, motivate, reward and retain the management talent required to achieve our business objectives, at compensation levels that are fair, equitable and competitive with those of comparable companies. This goal is furthered by the Compensation and Governance Committee's policy of linking compensation to individual and corporate performance and by encouraging significant stock ownership by senior management in order to support our business strategy and align the financial interests of management with those of the shareholders.

In addition to the stated goal of our executive compensation and benefits program, the following objectives serve as guiding principles for all compensation decisions:

•	Compensation should be set based on the responsibilities, skills, experience and achievements of each executive officer, taking into account competitive market rates;

•
Compensation should be linked to individual and corporate performance by aligning our executive compensation program to company-wide performance, which we define in terms of economic performance and increases in shareholder value;

•
There should be an appropriate mix and weighting among base salary, cash incentives and equity awards, such that an adequate amount of each executive officer's total compensation is performance-based or “at risk.” Further, as an executive's responsibilities increase, the portion of “at risk” compensation for the executive should increase as a percentage of total compensation;

•	Compensation should avoid any arrangements that pay for failure;

•
Compensation programs should be designed to provide appropriate performance incentives without encouraging executives to take excessive risks in managing the business and which emphasize our commitment to our core values;

•
Strong emphasis should be placed on equity-based compensation and equity ownership in order to align the financial interests of senior management with those of the shareholders and to ensure the proper focus on long-term business strategies; and

•	Compensation goals and objectives should be transparent and easy to communicate, both internally and externally. Shareholders should be supplied with clear, comprehensive compensation disclosure.

The Compensation and Governance Committee also believes that the various elements of our compensation program effectively achieve the objective of aligning compensation with performance measures that are directly related to our financial goals and creation of shareholder value, without encouraging executives to take unnecessary and excessive risks.

Retaining Experts to Aid in Discharge of Duties

The Compensation and Governance Committee has sole authority to retain experts, consultants and other advisors to aid in the discharge of its duties. The Compensation and Governance Committee meets privately with its independent outside advisor from time to time without management present to discuss developments and best practices in executive compensation matters. All work completed by the outside advisor, whether for the Compensation and Governance Committee or management, is subject to the approval of the Compensation and Governance Committee. The outside advisor's role with the Compensation and Governance Committee is to provide independent advice and counsel. The Compensation and Governance Committee has considered the six independence factors specified under The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) and believes that Willis Towers Watson qualifies as being fully independent. The Compensation and Governance Committee does not delegate authority to its outside advisor or to other parties. Willis Towers Watson is engaged by the Company to provide consulting services for the Company's health and welfare benefit plans at an estimated annual cost of approximately $120,000. The Compensation and Governance Committee assessed the independence of Willis Towers Watson pursuant to Item 407(e)(3)(iv) of Regulation S-K and concluded that no conflict of interest exists that would prohibit Willis Towers Watson from independently representing the Compensation and Governance Committee. Effective January 1, 2017, Willis Towers Watson was also to provide investing consulting services for the Company's International Savings Plan at an estimated annual cost of approximately $23,000,

For fiscal year 2017, Willis Towers Watson continued to serve as the Compensation and Governance Committee's independent outside advisor. Willis Towers Watson's role as outside advisor is to review the analyses and recommendations prepared by the Compensation and Governance Committee and management, to provide alternative market data and guidance on policy development and administration, and to undertake special projects at the request of the Compensation and Governance Committee. To maintain the independence of the outside advisor, management is not permitted to use Willis Towers Watson without the prior approval of the Compensation and Governance Committee. Willis Towers Watson participated in Compensation and Governance Committee meetings during fiscal year 2017, reviewed materials in advance and provided to the Compensation and Governance Committee additional data on market trends and overall compensation design.

During fiscal year 2017, our independent registered public accounting firm, Ernst & Young LLP, reviewed management's calculation of performance measures and the amount of the annual incentive awards to be paid to our executive officers as part of their audit of our consolidated financial statements.

Peer Group Analysis

The Compensation and Governance Committee utilizes compensation reports prepared by its independent outside advisor to aid in the determination of competitive levels of compensation for each of our executive officers. On an annual basis, the Compensation and Governance Committee determines the total compensation target for each of our executive officers. The Compensation and Governance Committee then sets the mix of the different components of compensation desired to achieve the total compensation target. From time to time, the Compensation and Governance Committee requests that its outside advisor benchmark the component totals to confirm that such amounts are within reason of our peer group. The Compensation and Governance Committee targets the 50th percentile in measuring competitiveness.

During fiscal year 2017, the Compensation and Governance Committee requested that Willis Towers Watson review and, if necessary, update our then-current peer group list. Willis Towers Watson evaluated the peer group list to discover relevant comparator companies not currently within our peer group and potentially to identify companies currently included in our peer group that may no longer be considered comparable. Characteristics considered in this evaluation included industry relevance, similarity of business operations, markets, relevant size, and market capitalization, as well as business operations conducted in similar environments. Willis Towers Watson did identify changes to the peer group list that would better align that list with us in terms of the overall characteristics considered. Although the leaf tobacco industry is highly competitive, Universal and Alliance One International, Inc. are the only global, independent, publicly traded competitors. We, therefore, lack true “peers” within our own industry. The Compensation and Governance Committee reviewed the proposed list with Willis Towers Watson and reaffirmed the use of the new peer group list for use beginning with fiscal year 2018. The peer group list consists of the following companies:

Alliance One International, Inc.	Fresh Del Monte Produce Inc.	Seaboard Corporation

The Andersons, Inc.	Ingredion Incorporated	Seneca Foods Corporation

Cal-Maine Foods, Inc.	Lancaster Colony Corporation	SunOpta Inc.

Darling Ingredients, Inc.	McCormick & Company, Inc.	TreeHouse Foods, Inc.

Flowers Foods, Inc.	Sanderson Farms, Inc.

Stock Ownership Guidelines

The Compensation and Governance Committee believes it is important to align the interests of members of senior management with those of our shareholders. While the Compensation and Governance Committee considers this principle when determining the appropriate mix of base salary, annual cash incentive awards, and long-term equity awards, the Compensation and Governance Committee also established stock ownership guidelines that encourage the accumulation and retention of Common Stock.

Our current stock ownership guidelines are expressed as a multiple of base salary, ranging from 2.5 to 6.0 times base salary. The Compensation and Governance Committee believes this methodology provides for greater individualization of ownership guidelines. The guidelines work in concert with the long-term incentive plan and are intended to foster strong executive ownership of our Common Stock. The Compensation and Governance Committee believes that it is important to achieve and maintain these guideline amounts as minimum target levels of ownership. The Compensation and Governance Committee reviews compliance with our stock ownership guidelines on an annual basis.

Under our stock ownership guidelines, executives must comply within five years from the date of the executive's appointment to a qualifying position and certain executives are provided additional time when they receive promotions that result in higher ownership targets. The guidelines apply to our named executive officers in the following manner:

George C. Freeman, III	6.0 times base salary
Airton L. Hentschke	5.0 times base salary
David C. Moore	5.0 times base salary
Preston D. Wigner	4.0 times base salary
Theodore G. Broome	3.5 times base salary

Only shares beneficially owned (as defined by the Securities and Exchange Commission's rules and regulations) by our executive officers, excluding such executives' Performance Shares and Stock Appreciation Rights, or "SARs", but including the executive officers' restricted stock unit awards (and corresponding dividend equivalent rights) are counted in determining compliance with the guidelines. The table below sets forth each of our named executive officers' 2016 holdings and value as compared to 2017 holdings and value.

	Shares held as of June 10, 2016	Value of Shares held as of June 10, 2016(1)	Shares held as of June 9, 2017	Value of Shares held as of June 9, 2017(2)	Actual Ownership as a Multiple of Base Salary
	(#)	($)	(#)	($)	(#)
George C. Freeman, III	225,944	12,530,854	227,216	15,200,750	16.9
Airton L. Hentschke	33,347	1,849,425	41,955	2,806,790	4.9
David C. Moore	91,897	5,096,608	78,588	5,257,537	11.7
Preston D. Wigner	42,170	2,338,748	39,466	2,640,275	6.6
Theodore G. Broome	46,432	2,575,119	33,931	2,269,984	6.1

(1)	Based on $55.46 per share, the closing price of a share of our Common Stock as quoted on the NYSE on June 10, 2016.

(2)	Based on $66.90 per share, the closing price of a share of our Common Stock as quoted on the NYSE on June 9, 2017.

All of our named executive officers exceed their ownership targets or are in compliance with our stock ownership guidelines at the present time. As of June 9, 2017, our named executive officers own approximately 1.7% of the outstanding Common Stock.

In addition, the Compensation and Governance Committee adopted stock ownership guidelines applicable to the non-employee directors. Information with respect to the non-employee directors' stock ownership guidelines is set forth in “Non-Employee Director Stock Ownership Guidelines” on page 61 of this Proxy Statement.

Limitations on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction to public companies for compensation of more than $1 million paid in any year (not including amounts deferred) to a company's chief executive officer and to our three other most highly compensated executive officers other than our chief financial officer. The statute, however, exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. In this regard, we have attempted to take appropriate actions to maximize the deductibility under Section 162(m) of the Code of annual cash incentive awards, Performance Shares and restricted stock unit awards. The rules and regulations promulgated under Section 162(m) of the Code are complicated and subject to change from time to time, sometimes with retroactive effect. There can be no guarantee, therefore, that amounts potentially subject to the Section 162(m) limitations will be treated by the Internal Revenue Service as qualified performance-based compensation under Section 162(m) of the Code and/or deductible by us. A number of requirements must be met under Section 162(m) of the Code in order for particular compensation to so qualify for the exception such that there can be no assurance that “qualified performance-based” compensation will be fully deductible under all circumstances. While our policy is generally to preserve corporate tax deductions by qualifying compensation over $1 million paid to executive officers as performance-based, the Compensation and Governance Committee may, from time to time, conclude that compensation arrangements are in our best interests and the best interests of our shareholders despite the fact that such arrangements might not, in whole or part, qualify for tax deductibility.

Clawback in the Event of Restatements or Ethical Misconduct

The Compensation and Governance Committee adopted a recoupment, or “clawback,” provision during fiscal year 2008 that is applicable to cash incentive awards, as well as performance-based equity awards, beginning with all such awards for fiscal year 2008. The purpose of the clawback provision is to authorize the potential recovery or adjustment of awards when the performance measures on which such awards were based are restated in a manner that would have decreased the amount of the award had the restated performance measure been used to calculate the original award, or when the award is otherwise deemed inappropriate by the Compensation and Governance Committee due to the occurrence of certain stated events. In the event of a material restatement of our financial statements, we may seek recoupment of incentive compensation and equity awards paid under our incentive plans for all relevant performance periods. The clawback provision applied to all cash incentive and equity awards made during fiscal year 2017.

Management has also implemented additional effective controls to minimize potential unintended or willful reporting errors. In addition, the Compensation and Governance Committee also has the discretion to reduce or eliminate an executive's incentive compensation and equity awards or seek a recoupment of the same, in the event of ethical misconduct. The Compensation and Governance Committee will review all cash incentive payments, performance-based equity awards, and other performance-based awards that are made to all current and former officers on the basis of having met or exceeded performance goals. Appropriate action will be taken after considering all factors and circumstances.

In addition to the clawback provision, our Benefit Restoration Plan includes a forfeiture provision whereby a participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if we terminate the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

2007 Stock Incentive Plan

The Compensation and Governance Committee, and subsequently our shareholders at our 2007 Annual Meeting, approved and adopted the Universal Corporation 2007 Stock Incentive Plan, which we call the 2007 Stock Incentive Plan. This plan replaced our 2002 Executive Stock Plan. The 2007 Stock Incentive Plan as amended and restated in fiscal year 2011 and reapproved in fiscal year 2012, serves as the core program for the performance-based compensation components of our named executive officers' total compensation. The 2007 Stock Incentive Plan defines the incentive arrangements for eligible participants and:

•
authorizes the granting of annual cash incentive awards, stock options, SARs, Performance Shares, restricted stock, restricted stock units and other incentive awards, all of which may be made subject to the attainment of performance goals approved by the Compensation and Governance Committee;

•	provides for the enumeration of the business criteria on which an individual's performance goals are to be based;

•	establishes the maximum share grants or awards (or, in the case of incentive awards, the maximum compensation) that can be paid to a participant in the 2007 Stock Incentive Plan; and

•	prohibits repricing or the exchange of options or stock appreciation rights without the approval of shareholders.

The Company has submitted the 2017 Universal Corporation Stock Incentive Plan for shareholder approval at the Annual Meeting. If approved, the 2017 Universal Corporation Stock Incentive Plan will replace our 2007 Stock Incentive Plan.

Components of Executive Compensation

The Compensation and Governance Committee targets a specific mix of compensation components, with the intent to make each component of total direct compensation competitive with other companies of similar size and operational characteristics while also linking compensation to individual and corporate performance and encouraging stock ownership by senior management. The major components of our executive compensation program are the following:

Total Direct Opportunity Compensation

•	Base salary. Base salary is intended to reflect the market value of an executive officer's role and responsibility, with differentiation for individual capabilities and experience in their positions.

•
Annual cash incentive awards. Annual cash incentive awards in the form of market competitive, performance-based, cash bonuses are designed to focus our executives on pre-set goals each year and to drive profitability, growth, and shareholder value.

•
Long-term equity participation. Long-term equity participation is designed to recognize executives for their contributions to the Company, to highlight the strategic importance of each executive's role, to promote retention, and to align the interests of management and shareholders in long-term growth and stock performance by rewarding executives for the creation of shareholder value.

Total Indirect Compensation

•	Other benefits.

•	Retirement and other post-retirement compensation.

The tables contained in this Proxy Statement set forth amounts for these components applicable to the following executives, who served in the noted capacities at the end of fiscal year 2017: George C. Freeman, III, our Chairman, President, and Chief Executive Officer; Airton L. Hentschke, our Senior Vice President and Chief Operating Officer; David C. Moore, our Senior Vice President and Chief Financial Officer; Preston D. Wigner, our Vice President, General Counsel, and Secretary; and Theodore G. Broome, Executive Vice President and Sales Director of Universal Leaf Tobacco Company, Inc., our main operating subsidiary. We refer to these five executives as our named executive officers.

In determining executive compensation, the Compensation and Governance Committee reviews all components of the Chief Executive Officer's and each other named executive officer's total compensation, including retirement benefits and the costs of all perquisites received to ensure such compensation meets the goals of the program. As a part of this review, the Compensation and Governance Committee considers corporate performance information, compensation survey data, the advice of its independent advisor, and the recommendations of management. The Compensation and Governance Committee also takes into consideration individual and overall company operating performance to ensure executive compensation reflects past performance as well as future potential and adequately differentiates between employees, based on the scope and complexity of the employee's job position, market comparisons, individual performance and experience, and our ability to pay. The Chief Executive Officer's performance is reviewed annually by the Compensation and Governance Committee prior to considering changes in base salary, annual cash incentive awards, long-term equity awards, and total direct compensation. The Chief Executive Officer's performance is evaluated in light of company performance (as described in greater detail below) and non-financial goals and strategic objectives selected by the Compensation and Governance Committee. Based on its review, the Compensation and Governance Committee believes total compensation for each of the named executive officers is reasonable and not excessive.

In addition, the Compensation and Governance Committee evaluates the amount of compensation apportioned to base salary, annual cash incentive awards, and long-term equity participation, which we refer to as total direct opportunity compensation. The Compensation and Governance Committee sets target levels for each component of total direct opportunity compensation based on its desire to link compensation to individual and corporate performance and to ensure that a sufficient amount of compensation is performance-based or “at risk.” As an executive's responsibilities increase, the portion of “at risk” total direct opportunity compensation for the executive increases as a percentage of total direct opportunity compensation. The Compensation and Governance Committee set the following target percentages for the components of our named executive officers' total direct opportunity compensation for fiscal year 2018:

	Base Salary	Target Cash Incentive Award	Target Long-Term Equity Award	Target Total
George C. Freeman, III	25.0%	25.0%	50.0%	100%
Airton L. Hentschke	30.0%	25.0%	45.0%	100%
David C. Moore	30.0%	25.0%	45.0%	100%
Preston D. Wigner	37.5%	25.0%	37.5%	100%
Theodore G. Broome	37.5%	27.5%	35.0%	100%

Based upon the competitive assessment of executive compensation prepared by Willis Towers Watson in fiscal year 2017, the Compensation and Governance Committee made certain adjustments in the target percentages of the total direct compensation of Messrs. Wigner and Broome for fiscal year 2018. These adjustments were made to better align their mix of pay with the 50th percentile of our new peer group. Each of the two executives only received a 1.5% increase in total direct compensation, although the amount of total direct compensation apportioned to base salaries increased by a higher percentage.

1.	Base Salaries

The Compensation and Governance Committee approved the following base salaries for fiscal years 2016, 2017 and 2018 for our named executive officers, which became effective April 1, 2015, April 1, 2016, and April 1, 2017, respectively:

	Fiscal Year 2016	Fiscal Year 2017	Percentage Increase	Fiscal Year 2018	Percentage Increase
	($)	($)	(%)	($)	(%)
George C. Freeman, III	841,700	850,100	1.00	900,000	5.87
Airton L. Hentschke	555,000	560,500	1.00	568,900	1.50
David C. Moore	439,800	444,200	1.00	450,900	1.50
Preston D. Wigner	336,700	340,100	1.00	398,300	17.11
Theodore G. Broome	340,400	343,800	1.00	373,900	8.75

For fiscal years 2016 and 2017, the Compensation and Governance Committee evaluated executive compensation based on a periodic assessment conducted by Willis Towers Watson in fiscal year 2013 of the competitiveness of the executive's salary with salaries of executives in our peer group. We do not benchmark every year. Fiscal years 2016 and 2017 base salaries were determined in accordance with the responsibilities, skills and experience of each executive, personal performance of the executive in light of individual levels of responsibility and the competitiveness of the executive's salary with the salaries of executives in our peer group. While the Compensation and Governance Committee considered each of these factors in their totality, the Compensation and Governance Committee did not assign a specific value to each factor. For purposes of assessing the competitiveness of salaries, the Compensation and Governance Committee reviewed compensation data for our peer group described above from its independent outside consultant to determine ranges of total compensation and the individual components of such compensation. While the Compensation and Governance Committee considered many factors including the advice of senior management, the Committee felt it was prudent to increase base salaries of named executive officers for fiscal year 2017 by 1.00%. Over the last six years, the total direct compensation targets of our Chief Executive Officer have only increased by an average of 1.56% per annum.

As part of the compensation setting process for fiscal year 2018 the Compensation and Governance Committee met periodically with Mr. G. Freeman, our Chairman, President, and Chief Executive Officer, during fiscal year 2017, and reviewed his performance and the Company's performance for fiscal year 2017. The Compensation and Governance Committee also evaluated Mr. G. Freeman's compensation level, considering the average base salaries of the chief executive officers at the companies included in the peer group approved for use beginning with fiscal year 2018. The Compensation and Governance Committee believed this new base amount was appropriate and not excessive when viewed in context with chief executive officer compensation for the peer group. The Compensation and Governance Committee also reviewed a variety of compensation surveys and published statistical reports. The Committee also considered affordability within the Company's business plans. After consultation with Willis Towers Watson, as well as management, Mr. G. Freeman's total direct compensation was increased by 5.87% or $199,600. This total increase was apportioned $49,900 to base salary, $49,900 to the target annual cash incentive award and $99,800 to the target annual long-term incentive award. The Compensation and Governance Committee approved this initial step as Mr. G. Freeman's total direct compensation had fallen well below the 50th percentile of our peer group based on the recently completed competitive market assessment.

2.	Annual Cash Incentives Awards

The Annual Incentive Plan provides that key managerial employees, including our named executive officers, may receive annual cash incentive awards that vary from year to year based upon corporate and individual performance. The purpose of annual cash incentive awards is to drive our key employees to maximize shareholder value and to provide a means for recognizing individual contribution to our overall results. The cash incentive awards earned for fiscal year 2017 by our named executive officers were approved by the Compensation and Governance Committee on May 26, 2017, and are set forth in Column (g), “Non-Equity Incentive Plan Compensation”, in the “Summary Compensation Table” on page 39 of this Proxy Statement.

Annual cash incentive payments under the Annual Incentive Plan are paid based on the Company's achievements against pre-established performance metrics as set by the Compensation and Governance Committee. The annual cash incentive awards to our named executive officers in fiscal year 2017 were based 50% on the generation of economic profit and 50% on the generation of adjusted earnings per share. We use economic profit and adjusted earnings per share, as these performance measures strongly encourage capital discipline and better investment decisions and lead to enhanced cash flow. The Compensation and Governance Committee also believes that these measures are representative of our overall performance, and they provide transparency to investors and enable period-to-period comparability of financial performance. For purposes of the Annual Incentive Plan, we define "economic profit" as consolidated earnings before interest and taxes after certain adjustments, minus a capital charge equal to our weighted average cost of capital times average funds employed, and we define “adjusted earnings per share” as the fully-diluted earnings per share of Common Stock, adjusted to exclude extraordinary gains and losses, restructuring and impairment, and annual cash incentive award accruals under the Annual Incentive Plan. Economic profit and adjusted earnings per share should not be considered as alternatives to net income or earnings per share determined in accordance with accounting principles generally accepted in the United States.

During fiscal year 2017, the Compensation and Governance Committee considered alternative performance metrics and reaffirmed the use of adjusted earnings per share as a performance goal in both the annual incentive and long-term performance award program because adjusted earnings per share is an important driver of shareholder value. Our business is not capital intensive and we believe that adequate free cash flow is generated at acceptable levels of profitability.

The executive officers who participate in the Annual Incentive Plan are eligible to receive an annual cash incentive award equal to a percentage of their base salary in the event certain threshold levels are met for economic profit and adjusted earnings per share. The following table sets forth the threshold and target levels for the economic profit and adjusted earnings per share metrics that were applicable for fiscal year 2017 awards:

	Threshold Level	Target Level	Maximum Level	2017 Results
Economic Profit	$(61.00) million	$1.50 million	$64.00 million	$30.8 million

Adjusted Earnings Per Share	$1.93 per share	$3.50 per share	$5.07 per share	$4.05 per share
Based on the definition of adjusted earnings per share provided above, a reconciliation of the adjusted earnings per share of $4.05 achieved for fiscal year 2017 to our reported diluted earnings per share of $0.88 is as follows:

Adjusted Earnings Per Share	$4.05

Per share effect of annual cash incentive award accrual excluded from adjusted earnings per share	(0.08)

Per share effect of restructuring and impairment	(0.10)

Per share effect of cost in excess of carrying value on conversion of preferred stock	(2.99)

Reported Diluted Earnings Per Share	$0.88
Although oversupplied markets during the past three fiscal years have been less than optimal, we performed well over the time frame and our results have been better than anticipated. Our underlying business and customer relationships remain strong. As we entered this period of oversupply, the Compensation and Governance Committee recognized that our performance would be lower following several years of above average operating profitability. The Compensation and Governance Committee, therefore, adjusted the performance targets to better reflect current and anticipated business conditions and to ensure adequate, yet reasonable, performance stretch in the fiscal year Annual Incentive Plan goals. The performance targets for adjusted earnings per share were adjusted to $3.50, $3.95 and $3.90 in fiscal years 2017, 2016 and 2015, respectively. The performance target for economic profit remained unchanged at $1.5 million throughout the period. The Compensation and Governance Committee believed that these goals better reflected for fiscal years 2015-17 the cyclical market supply imbalance and reinforced management's commitment to taking the appropriate long-term approach to our business.

Each executive officer participating in the Annual Incentive Plan is eligible to receive an annual cash incentive award based on a percentage of his or her base salary, which we call the target bonus opportunity percentage. The target bonus opportunity percentage for each executive officer, except the Chief Executive Officer, is initially set by our Chief Executive Officer and is based on the executive officer's experience in his or her present position and job responsibilities. Our Chief Executive Officer submits the recommended target bonus opportunity percentages to the Compensation and Governance Committee for its review and approval each year. For our Chief Executive Officer, the Compensation and Governance Committee determines the target bonus opportunity percentage. The Compensation and Governance Committee also reviews its outside advisor's compensation data for our peer group when evaluating the recommended target bonus opportunity percentages.

Each year, the Compensation and Governance Committee approves percent-of-target performance tables for each performance measure. As Company performance deviates from targeted performance, the percentages in the tables increase or decrease at an accelerated rate. Once the economic profit and adjusted earnings per share performance measures have been calculated for the applicable fiscal year, the Compensation and Governance Committee compares the calculated performance to the preapproved tables to determine the percentage to apply to the executives' target bonus opportunity amounts. The Compensation and Governance Committee applies the resulting percentage to the target bonus opportunity amount to determine the annual cash incentive award each executive is eligible to receive. Annual cash incentive awards are capped at two times the target bonus opportunity percentage for each criterion, regardless of how much the Company's performance exceeded the target level for either criteria. In addition, the Compensation and Governance Committee reserves the right to exercise negative discretion in adjusting any incentive awards, but the Compensation and Governance Committee has no discretion to increase the awards. The Compensation and Governance Committee does not award any discretionary, non-performance based annual cash incentive awards if the performance goals are not achieved.

Using Mr. G. Freeman as an example, we generated positive economic profit and positive adjusted earnings per share during fiscal year 2017, with adjusted earnings per share and economic profit exceeding the threshold and target levels. The economic profit and adjusted earnings per share performance measures for the year corresponded to 131.05% achievement of the target levels on the Compensation and Governance Committee's preapproved tables. Mr. G. Freeman's cash incentive award for fiscal year 2017 was, therefore, 131.05% of his target bonus opportunity amount or $1,114,100.

The following table lists the target bonus opportunity percentages, the target bonus opportunity amounts, the maximum bonus opportunity amounts, and the actual cash incentive awards for fiscal year 2017 for our named executive officers:

	Target Bonus Opportunity Percentage	Target Bonus Opportunity Amount	Maximum Bonus Opportunity Amount	Actual 2017 Bonus Paid
	(%)	($)	($)	($)
George C. Freeman, III	100%	850,100	1,700,200	1,114,100
Airton L. Hentschke	83%	467,100	934,200	612,100
David C. Moore	83%	370,200	740,400	485,100
Preston D. Wigner	77%	261,600	523,200	342,800
Theodore G. Broome	86%	294,700	589,400	386,200
On June 1, 2017, the Compensation and Governance Committee established the performance measures applicable for the annual cash incentive awards to be awarded for fiscal year 2018. The Compensation and Governance Committee reconfirmed its use of adjusted earnings per share and economic profit as the appropriate performance measures for the fiscal year 2018 cash incentive awards.

3.	Long-Term Equity Participation

The Compensation and Governance Committee administers Universal Corporation's 1997 and 2002 Executive Stock Plans, and the 2007 Stock Incentive Plan, as amended and restated, pursuant to which the Compensation and Governance Committee grants to key executive officers restricted stock units and Performance Shares based upon a determination of competitive aggregate compensation levels. The primary objectives of issuing such equity awards are to encourage significant ownership of Common Stock by management and to provide long-term financial incentives linked directly to market performance of our Common Stock. Long-term equity awards are aligned with the interests of our shareholders as the awards deliver value based on shareholder return and promote retention of management. The Compensation and Governance Committee believes that significant ownership of Common Stock by senior management is the optimal method to align the interests of management and the shareholders, and our stock incentive program is effectively designed to further this objective. Our compensation structure is designed to deliver a significant portion of total direct compensation in the form of long-term equity awards with 35% to 50% for named executive officers.

With the exception of new hires, long-term incentives are awarded annually on a day between two and twelve business days following the public release of our annual earnings. The Compensation and Governance Committee selected this timing, because it enables us to consider the prior year performance of the Company and the participants and our expectations for the next performance period, while also guaranteeing that normal awards will be made after we publicly disclose our performance for the year. The awards also are made as early as practicable in our fiscal year in order to maximize the time period for the incentives associated with the awards. The Compensation and Governance Committee's schedule is determined between six and twelve months in advance, and the proximity of any awards to market events other than earnings announcements is coincidental.

We currently use restricted stock units and Performance Shares as the preferred forms of long-term equity participation. Restricted stock units are used as a cost-effective addition to the compensation mix because such awards do not require the issuance of Common Stock until vesting. Our use of Performance Shares as a long-term equity award places greater emphasis on our long-term financial performance and subjects a higher percentage of the long-term incentive awards to risk based on such performance. The addition of Performance Shares is intended to focus greater attention and rewards on the key underlying drivers of shareholder value. Performance Shares are granted annually, with overlapping multi-year performance cycles. Performance Shares vest on the last day of the performance period selected by the Compensation and Governance Committee and are earned and paid out based on the Company's achievement of certain performance measures selected by the Compensation and Governance Committee. Performance Shares do not carry any dividend rights. Similar to annual cash incentive awards under the Annual Incentive Plan, as the actual performance exceeds the performance measure threshold selected by the Compensation and Governance Committee, the amount of Performance Share payout increases, with 100% payout occurring if performance reaches a target level set by the Compensation and Governance Committee. Payout can exceed 100% if the performance exceeds the target level, but it is capped at a maximum of 150%. Conversely, the payout is reduced if actual performance falls short of the selected performance measure threshold. At the time of vesting, the vested Performance Shares are payable in shares of Common Stock.

For awards granted in fiscal years 2016-2018, the Compensation and Governance Committee selected average adjusted earnings per share as the appropriate criterion for use with Performance Shares and set the performance period at three fiscal years, which began April 1 of each fiscal year. Adjusted earnings per share is calculated in the same manner as it is with Annual Incentive Plan awards. The threshold levels for adjusted earnings per share performance were set based on levels of performance that were believed to be achievable. The target levels for adjusted earnings per share performance were set based on levels of performance that were believed to be aggressive, but obtainable. The maximum levels for adjusted earnings per share performance were set based on levels of performance that were believed to be realizable with exceptional performance.

The Compensation and Governance Committee, after consulting with its outside advisor, reaffirmed that a portion of our executive officers' total compensation should be paid in equity awards through our long-term incentive plans. For fiscal year 2017 long-term equity awards, the Compensation and Governance Committee determined that one-half should consist of Performance Shares and the remaining one-half should consist of five-year restricted stock units. The Compensation and Governance Committee used an equal mix of Performance Shares and restricted stock units because it believes that such mix represents the appropriate balance for our Company in rewarding stock appreciation and relative shareholder return, while also placing sufficient emphasis on our overall financial performance. In order to allocate compensation among the two forms of equity participation, the Compensation and Governance Committee values restricted stock unit awards at the fair market value on the date of grant of the equivalent number of shares of Common Stock. All restricted stock units are awarded with five-year cliff vesting and earn dividend equivalent units during such period. These dividend equivalent units only vest when the underlying award of restricted stock units vest. In addition, our named executive officers have additional vesting restrictions or holding period requirements on their restricted stock unit awards in order to preserve deductibility under Section 162(m) of the Internal Revenue Code. The Compensation and Governance Committee values Performance Shares at the fair market value on the date of grant of the equivalent number of shares of Common Stock. As described above, Performance Shares vest on the last day of the selected performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level set by the Compensation and Governance Committee.

On May 24, 2013, we awarded Performance Shares for the three-year performance period from April 1, 2013 through March 31, 2016. Those awards vested on March 31, 2016 and the payout was approved by the Compensation Committee on May 27, 2016. The performance measure was the three-year average adjusted earnings per share with earnings per share calculated in the same manner as it is with the Annual Incentive Plan awards. We generated average adjusted earnings per share for the performance period covering fiscal years 2014 through 2016 that exceeded the threshold, target levels and maximum levels. The following table sets forth the threshold, target and maximum levels for the adjusted earnings per share metrics applicable for the fiscal year 2014 award:

	Threshold Level	Target Level	Maximum Level	Average 2014-2016 Result
Average Adjusted Earnings per Share	$2.83	$4.40	$5.26	$4.60
A reconciliation of average adjusted earnings per share of $4.60 for the performance period covering fiscal years 2014 through 2016 is as follows:

Fiscal Year 2014	$5.51
Fiscal Year 2015	4.25
Fiscal Year 2016	4.05
3-year Average Adjusted Earnings Per Share	$4.60
The average adjusted earnings per share performance measure for the performance period exceeded the threshold level and target levels on the Compensation and Governance Committee's pre-approved percent-of-target performance tables. The payouts of the fiscal year 2014 Performance Share awards were, therefore, made at 110.00% of the target award levels.

The following table lists the target Performance Share opportunities, the maximum Performance Share opportunities and the actual number of shares of Common Stock paid out:

	Actual Payout as a % of Target	Target Award at Grant (Shares)	Maximum Award at Grant (Shares)	Actual Award (Shares)	Target Award Value at Grant(1)	Actual Award Value(2)
George C. Freeman, III	110.0%	14,550	21,825	16,005	$779,298	$889,078
Airton L. Hentschke	110.0%	2,900	4,350	3,190	$155,324	$177,205
David C. Moore	110.0%	5,700	8,550	6,270	$305,292	$348,299
Preston D. Wigner	110.0%	3,800	5,700	4,180	$203,528	$232,199
Theodore G. Broome	110.0%	2,950	4,425	3,245	$158,002	$180,260

(1)
This column represents grant date fair value determined in accordance with FASB ASC Topic 718. Amounts for Performance Shares are determined assuming a price per share of $53.56 which represents a discount to the closing price of $59.72 as of the date of grant due to the lack of dividend rights.

(2)	This column represents market value based on the May 27, 2016 stock price of $55.55.

On June 2, 2016, the Compensation and Governance Committee granted Performance Shares and restricted stock units to key executives pursuant to the 2007 Stock Incentive Plan. The Compensation and Governance Committee granted 54,675 Performance Shares and 54,675 restricted stock units to 24 executives. The number of Performance Shares and restricted stock units granted to our named executive officers on June 2, 2016, were as follows:

	Performance Shares	Restricted Stock Units
George C. Freeman, III	15,450	15,450
Airton L. Hentschke	7,650	7,650
David C. Moore	6,050	6,050
Preston D. Wigner	4,050	4,050
Theodore G. Broome	3,100	3,100
Additional details regarding the fiscal year 2017 equity participation awards for each of our named executive officers is set forth in the “Grants of Plan-Based Awards” table on page 42 of this Proxy Statement.

4.	Other Benefits

The Compensation and Governance Committee believes employee benefits are an essential component of our competitive total compensation package. These benefits are designed to attract and retain our employees. The named executive officers may participate in the same benefit plans as our salaried employees, which include health, dental and life insurance, disability benefits, and our 401(k) savings plan. Our 401(k) savings plan includes a defined company match component, and we have disclosed all company matches for our named executive officers in Column (i), “All Other Compensation”, in the “Summary Compensation Table”, and separately disclosed each amount in Footnote 5 to that table on page 39 of this Proxy Statement.

In addition, we provide certain other benefits to our executives, including our named executive officers. The Compensation and Governance Committee believes these other benefits provide security for current and future needs of the executives and their families and therefore assist in attracting and retaining them. These other benefits are structured to be within the competitive range relative to our peer group. In general, we do not provide our executives with many of the types of perquisites that other companies offer their executives, such as the personal use of a corporate aircraft, car allowances, social memberships or club dues, or preventative health evaluations. We also do not utilize tax gross-ups. The Compensation and Governance Committee re-evaluates and has approved the very limited types of perquisites that we offer on a regular basis. The additional benefits we provide or have provided to some of our executives during fiscal year 2017 consist of the following and are included in the amounts set forth in Column (i), “All Other Compensation”, in the “Summary Compensation Table”, and separately disclosed in Footnote 5 to that table on page 39 of this Proxy Statement: financial planning and tax preparation services and matching gifts from the Company's charitable foundation.

5.	Retirement and Post-Termination Compensation

Our named executive officers are covered by a defined benefit retirement plan, a supplemental retirement plan, deferred income plans, and a 401(k) savings plan. Certain of our named executive officers also have Change of Control Agreements addressing a change of control in our company. These items are defined and summarized below. Additional details and all amounts earned by our named executive officers or contributed by us to our named executive officers through those benefits are disclosed in this Proxy Statement where noted below.

A. Defined Benefit Retirement Plan

Our salaried employees, including our named executive officers, participate in a defined benefit retirement plan, the Employees' Retirement Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the Pension Plan. The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant's retirement or termination. The Pension Plan also has survivor benefits for participants' spouses.

Effective January 1, 2014, the Pension Plan was changed to implement a new benefit formula for credited service accrued beginning January 1, 2014. The revised benefit formula is based on a compensation average for all compensation earned (often referred to as a Career Average) on or after January 1, 2014 multiplied by a designated percentage. The Excess Benefit portion of the formula was eliminated. The normal retirement benefit under the Pension Plan for service accrued beginning January 1, 2014 is calculated as follows:

Benefit:	Designated Percentage of Average Compensation for All Years	Multiplied by	Years of service beginning January 1, 2014

The Pension Plan benefit for credited service accrued through December 31, 2013 is a percentage of the participant's average compensation, multiplied by the participant's credited years of service under the Pension Plan prior to the change described above. Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant's participation in the Pension Plan. The normal retirement benefit under the Pension Plan for service accrued through December 31, 2013 is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service through December 31, 2013
PLUS
Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant's first 35 years of service through December 31, 2013

Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending December 31, 2013.

Benefits are paid as a straight life annuity for the participant's lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 and elect to retire with at least five years of service. If benefits are paid prior to age 65, the benefit is reduced based on the participant's age. Prior to 2014, the benefit reduction for early retirement was based on the participant's age and years of service. This was changed as of January 1, 2014 to a more standard reduction schedule that is based only on age.

Further detail regarding the Pension Plan and disclosure of the estimated value of pension benefits for our named executive officers is set forth in the “Pension Benefits” table and related footnotes beginning on page 46 of this Proxy Statement.

B. Benefit Restoration Plan

To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under our supplemental retirement plan called the Universal Leaf Tobacco Company, Incorporated 1996 Benefit Restoration Plan, which we refer to as the Benefit Restoration Plan. The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan, but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under the Deferred Income Plans, our two non-qualified deferred income plans, which are defined and discussed below. Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement except where Section 409A restrictions apply, and benefits under the Deferred Income Plans are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral. The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a retirement benefit that is proportionately equivalent to the benefit provided to our other salaried employees participating in the Pension Plan. We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent. Our Compensation and Governance Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.

Retirement benefits under the Benefit Restoration Plan mirror those of the Pension Plan and as such, identical changes to the Pension Plan described in the previous section were implemented to this plan effective January 1, 2014. The Compensation and Governance Committee approved all changes to both the Pension Plan and the Benefit Restoration Plan after completing their evaluation and ensuring that the reduction in retirement benefits were consistently applied to all participants, inclusive of our named executive officers.

Certain participants in the Benefit Restoration Plan, including our named executive officers, entered into agreements with Universal Leaf that provided for taxable cash compensation payments to be made by Universal Leaf to the participant to partially fund their Benefit Restoration Plan payment upon retirement. Under such agreements, the participant directed Universal Leaf to deposit the payments on behalf of the participant directly into an irrevocable trust established by the participant for this purpose. During fiscal year 2010, the Compensation and Governance Committee decided to discontinue all future payments by Universal Leaf in connection with the Benefit Restoration Plan and notified participants that it would not make a payment for benefits earned after January 1, 2010.

During fiscal year 2014, with the approval of the Compensation and Governance Committee, we made the decision to offer all participants covered by the above agreements the opportunity to terminate their individual trust accounts. The termination of these trusts allowed the Company to simplify the distribution process and reduce trust/asset management fees, but maintain the right to offset the benefit payable to the participant under the Benefit Restoration Plan at retirement. The ultimate offset amount will be determined by using the trust account balance on the termination date multiplied and compounded annually by an appropriate interest rate. All participants, including our named executive officers, elected to accept our offer and the trusts were terminated as of October 31, 2013.

The retirement benefit under the Benefit Restoration Plan is paid in a lump sum. Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65. Participants may receive an early distribution of their retirement benefit when they reach age 55 and elect to retire with at least five years of service, but such early retirement benefit is reduced based on the participant's age. Prior to 2014, the benefit reduction for early retirement was based on the participant's age and years of service. This was changed as of January 1, 2014 to a more standard reduction schedule that is based only on age.

C. Deferred Income Plans

We offer all salaried employees, including our named executive officers, the opportunity to participate in the Employees' 401(k) Savings Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the 401(k) Plan. Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations. We match the monthly contributions up to 5% on a monthly basis, subject to a 2016 calendar year contribution limit of $13,250. All of our named executive officers participated in the 401(k) Plan in fiscal year 2017.

In addition, we have two non-qualified deferred compensation plans available to certain of our executives: the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan of 1994, and the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan, which we refer to collectively as the DIP Plans. In order to remain in compliance with Section 409A of the Internal Revenue Code, we froze the terms of our original DIP Plan as it pertained to any compensation earned prior to January 1, 2005 and amended and restated the plan in December 2008. Both plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary, as more fully described in the narrative to the table entitled “Non-qualified Deferred Compensation” on page 49 of this Proxy Statement. Deferred compensation arrangements are common executive programs, and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing. The Company does not provide any contributions to either of the DIP Plans.

The DIP Plans are non-qualified savings plans, with eligibility based on a participant's position in the Company and certain of its subsidiaries. Participants elect to make contributions through the deferral of up to 50% of their salary and up to 100% of their annual incentive award. The DIP Plans are unfunded and unsecured by us and provide the participants a variety of investment options from which to choose. These options are selected by the Pension Investment Committee of the Board of Directors. No named executive officers deferred income in either DIP Plan in fiscal year 2017.

D. Change of Control Agreements

We do not offer severance agreements to our named executive officers, nor have we offered them agreements for employment or retention with our company. However, to ensure that we will have the continued dedicated service of certain executives (including some of our named executive officers) notwithstanding the possibility, threat, or occurrence of a change of control, we have change of control agreements, which we refer to as Change of Control Agreements. The Compensation and Governance Committee believes that the Change of Control Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change of control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change of control. The terms and conditions in the Change of Control Agreements are identical for each executive officer who has such an agreement.

A “change of control” is defined in the Change of Control Agreements, and is generally deemed to have occurred if:

•	any individual, entity, or group acquires 20% or more of either the outstanding shares of Common Stock or the combined voting power of our outstanding voting securities;

•	a majority of our directors are replaced;

•
we reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	our shareholders approve a complete liquidation or dissolution of Universal Corporation.

The Change of Control Agreements:

•	do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•
contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control;

•	contain non-competition and non-solicitation clauses; and

•	contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.

During fiscal year 2017, we maintained Change of Control Agreements with only Messrs. G. Freeman, D. Moore and Wigner. The Change of Control Agreements are described in more detail below in the section entitled “Potential Payments Upon Termination or Change of Control” beginning on page 51 of this Proxy Statement.

Advisory Votes on Executive Compensation

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the subsequent rules and regulations promulgated by the SEC, we are including a non-binding advisory resolution approving the compensation of our named executive officers. The vote on this proposal will be non-binding on us and the Board and will not be construed as overruling a decision by us or the Board of Directors. This vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors. However, the Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future decisions on named executive officer compensation as it deems appropriate.

At the 2016 Annual Meeting of Shareholders, 96% of the shares cast on the proposal were voted for the non-binding advisory resolution approving the compensation of our named executive officers. The Board of Directors believes that the voting results indicate our shareholders' overwhelming approval of our named executive officer compensation objectives, program and rationale. As a result, the Board of Directors implemented the same objectives, program and rationale for the compensation of our named executive officers in fiscal year 2017, as disclosed in the “Compensation Discussion and Analysis”, the compensation tables and the accompanying narrative on pages 19 through 38 in this Proxy Statement.

At the 2011 Annual Meeting of Shareholders a large majority of our shareholders approved, on a non-binding basis, the holding of the non-binding vote on the compensation of our named executive officers on an annual basis. As previously disclosed, the Board of Directors and management determined to implement an annual advisory vote on the compensation of our named executive officers. As a result, we are including the non-binding advisory resolution approving the compensation of our named executive officers again in this Proxy Statement. See "Proposal Two" on page 63 of this Proxy Statement.

As discussed above, at the 2011 Annual Meeting of Shareholders, the shareholders, on a non-binding and advisory basis, voted to hold the non-binding advisory vote on the compensation of our executive officers on an annual basis. Every six years, the shareholders are provided the opportunity to redetermine the frequency of this vote. As a result, we are including as "Proposal Three," on page 64 of this Proxy Statement, a non-binding advisory resolution regarding the frequency (one, two or three years) of the non-binding advisory vote to approve the compensation of our named executive officers.

REPORT OF THE EXECUTIVE COMPENSATION,
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
We have reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with management. Based on that review and discussion, we have recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

THE EXECUTIVE COMPENSATION, NOMINATING AND
CORPORATE GOVERNANCE COMMITTEE

Thomas H. Johnson, Chairman
Diana F. Cantor
Lennart R. Freeman

Richmond, Virginia
May 26, 2017

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation and Governance Committee during fiscal year 2017 or as of the date of this Proxy Statement is or has been a Universal officer or employee, and none of our executive officers served on the Compensation and Governance Committee or board of any company that employed any member of our Compensation and Governance Committee or Board of Directors.

EXECUTIVE COMPENSATION

The individuals named below include the Chairman, President, and Chief Executive Officer, the Chief Financial Officer and the other named executive officers as of March 31, 2017. Information relating to total compensation is provided, where applicable, for the fiscal years ended March 31, 2015, 2016, and 2017.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
		($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
George C. Freeman, III	2017	850,100	1,619,161	—	1,114,100	381,524	28,774	3,993,659
Chairman, President, and Chief Executive Officer	2016	841,700	1,727,171	—	939,300	108,740	21,266	3,638,177
	2015	828,400	1,486,350	—	841,200	1,124,148	22,003	4,302,101

Airton L. Hentschke	2017	560,500	801,721	—	612,100	142,445	15,758	2,132,524
Senior Vice President and Chief Operating Officer	2016	555,000	853,937	—	516,200	112,978	22,557	2,060,672
	2015	431,400	416,178	—	415,400	149,287	13,080	1,425,345

David C. Moore	2017	444,200	634,041	—	485,100	380,586	14,990	1,958,917
Senior Vice President and Chief Financial Officer	2016	439,800	675,430	—	409,000	119,558	15,576	1,659,364
	2015	432,900	584,631	—	366,300	949,810	15,400	2,349,041

Preston D. Wigner	2017	340,100	424,441	—	342,800	94,100	14,958	1,216,399
Vice President, General Counsel, and Secretary	2016	336,700	453,503	—	289,000	33,135	13,316	1,125,654
	2015	331,400	386,451	—	258,900	475,929	13,311	1,465,991

Theodore G. Broome	2017	343,800	324,880	—	386,200	214,437	13,293	1,282,610
Executive Vice President and Sales Director	2016	340,400	347,364	—	325,500	126,380	13,319	1,152,963
Universal Leaf Tobacco Co., Inc.	2015	335,000	302,225	—	291,600	370,730	13,061	1,312,616

(1)
Salary amounts include cash compensation earned by each named executive officer during fiscal years 2015, 2016, and 2017, where applicable, as well as any amounts earned in such fiscal years, but contributed into the 401(k) Plan and/or deferred at the election of the named executive officer into our deferred compensation program. For a discussion of the deferred compensation program and amounts deferred by the named executive officers in fiscal year 2017, including earnings on amounts deferred, see “Non-qualified Deferred Compensation” beginning on page 49 of this Proxy Statement.

(2)
The amount represents the aggregate grant date fair value of stock or options awarded in the applicable fiscal year in accordance with FASB ASC Topic 718. This amount does not reflect our accounting expense for these award(s) during the year and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Performance Share awards do not have dividend rights and therefore reflect a lower grant date fair value than the closing price of our Common Stock on the date of grant. For fiscal years 2015, 2016, and 2017 Performance Share awards, the grant date fair market value per share was $46.41, $45.06 and $49.17, respectively. Amounts for fiscal years 2015, 2016, and 2017 include Performance Share awards calculated at target levels. If these Performance Share awards paid at maximum (150% of target), the aggregate grant date fair value of all stock awards for each of the named executive officers would have been at the time of the grant: for fiscal year 2015, Mr. G. Freeman: $1,834,425; Mr. Hentschke: $513,639; Mr. D. Moore: $721,541; Mr. Wigner: $476,951; and Mr. Broome: $373,000; for fiscal year 2016, Mr. G. Freeman: $2,130,458; Mr. Hentschke: $1,053,328; Mr. D. Moore: $833,140; and Mr. Wigner: $559,394; and Mr. Broome: $428,472; and for fiscal year 2017, Mr. G. Freeman: $1,998,999; Mr. Hentschke: $989,796; Mr. D. Moore: $782,780; Mr. Wigner: $524,010; and Mr. Broome: $401,094. Assumptions used in the calculation of these award amounts are included in Notes 1 and 13 to the consolidated financial statements, included in our Annual Report on Form 10-K for the year ended March 31, 2015, in Notes 1 and 12 to the consolidated financial statements, included in our Annual Report on Form

10-K for the year ended March 31, 2016, in Notes 1 and 12 to the consolidated financial statements, included in our Annual Report on Form 10-K for the year ended March 31, 2017, and incorporated by reference into this Proxy Statement. Beginning in fiscal year 2007, fair value expense for stock-based compensation was recognized ratably over the period from grant date to the earlier of (a) the vesting date of the award, or (b) the date the grantee is eligible to retire without forfeiting the award. For employees who are already eligible to retire at the date an award is granted, the total fair value of the award is recognized as expense at the date of grant. Information on individual equity awards granted to the named executive officers in fiscal year 2017 is set forth in the section entitled “Grants of Plan-Based Awards” on page 42 of this Proxy Statement.

(3)
The amounts represent cash awards to the named executive officers under our performance-based annual cash incentive plan for fiscal years 2015, 2016 and 2017, where applicable, which is discussed in the section entitled “Annual Cash Incentives Awards” beginning on page 30 of this Proxy Statement. While such amounts were earned for fiscal years 2015, 2016 and 2017 performance, they were not paid to the named executive officers until June 10, 2015, and June 8, 2016, and June 12, 2017, respectively.

(4)
The amounts represent the actuarial increases in the present values of the named executive officers' benefits under our pension plans during fiscal years 2015, 2016 and 2017, as applicable, determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. For all named executive officers, the amounts only reflect changes in pension value because they had no above market interest earnings for fiscal years 2015, 2016 and 2017. For additional information on our pension plans, see the section entitled “Retirement and Post-Termination Compensation” on page 35 of this Proxy Statement and the tables entitled “Pension Benefits” on page 46 of this Proxy Statement and “Non-qualified Deferred Compensation” on page 49 of this Proxy Statement. For a full description of the pension plan assumptions used by us for financial reporting purposes for fiscal years 2015, 2016 and 2017, see Note 10 to our consolidated financial statements, included in our Annual Report on Form 10-K for the year ended March 31, 2017, and incorporated by reference into this Proxy Statement.

(5)
The table below reflects the types and dollar amounts of perquisites, additional compensation, and other personal benefits provided to the named executive officers during fiscal year 2017. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer. The named executive officers paid any taxes associated with these benefits without reimbursement from us. Each perquisite and personal benefit included in the table below is described in more detail in the narratives immediately following the table:

Column (i) Components	G.C. Freeman, III	A.L. Hentschke	D.C. Moore	P.D. Wigner	T.G. Broome
	($)	($)	($)	($)	($)
Professional Fees (a)	7,919	—	1,585	—	—
401(k) Match (b)	13,355	13,319	13,305	12,958	13,293
Matching Gifts (c)	7,500	—	100	2,000	—
Home Leave - Expatriates (d)	—	2,439	—	—	—
TOTALS	28,774	15,758	14,990	14,958	13,293

(a)
Financial Planning and Tax Preparation Services. Only two of our named executive officers are eligible to be reimbursed for financial planning and tax preparation services they incur during the year, subject to an annual cap of $15,000. All reimbursed amounts paid to our named executive officers during fiscal year 2017 pursuant to our financial planning and tax preparation policy are individually disclosed in the perquisites table above.

(b)
401(k) Company Match. Each named executive officer is eligible to participate in the 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits. Company contributions made to the named executive officers during fiscal year 2017 are set forth in the table above. Information about the 401(k) Plan is set forth in the section entitled “Deferred Income Plans” beginning on page 36 of this Proxy Statement.

(c)
Matching Gifts. Each named executive officer is eligible to participate in our matching gifts program in which our charitable foundation matches employees' contributions to charities. The maximum amount applicable to all participants that can be matched in any fiscal year of our foundation is $5,000 per employee. Each of the named executive officers participated in the matching gifts program in amounts equal to or below the maximum amount.

(d)
Home Leave - Expatriates. Mr. Hentschke is a Brazilian expatriate working in our Richmond, Virginia headquarters and is entitled to one round-trip, economy class airline ticket per year for himself and his dependents.

Compensation Risk Assessment

As part of its oversight of our executive compensation program, the Compensation and Governance Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. The Committee has implemented compensation program design features to mitigate the risk that our compensation programs encourage misconduct or imprudent risk-taking. In addition, we review all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us. At the Compensation and Governance Committee's direction, our Senior Vice President and Chief Financial Officer and his staff, our Vice President, General Counsel, and Secretary, and a member of our internal audit team, conducted a risk review assessment of our compensation programs in fiscal year 2017. The Compensation and Governance Committee reviewed the findings of the assessment and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk taking. The Compensation and Governance Committee, therefore determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on the Company. The Committee also concluded that the performance measures and performance targets do not encourage excessive or unnecessary risk taking. In its discussions, the Compensation and Governance Committee considered the attributes of our programs, including:

•	the balance between annual and longer-term performance opportunities;

•	the balance between performance-based and non-performance based pay;

•
alignment of our programs with business strategies focused on long-term growth and sustained shareholder value, the performance goals established for senior management reflect the objectives set by the Compensation and Governance Committee to increase focus on the achievement of the Company's strategic plan;

•
placement of an appropriate portion of our executive pay “at risk” and dependent upon the achievement of specific corporate and individual performance goals that are objectively determined with verifiable results. These corporate goals have pre-established thoughtful threshold, target and maximum award limits;

•	the use of multiple performance metrics that are based on the general performance of the corporation and the use of economic profit as a risk adjusted metric;

•	the use of rolling three-year Performance Shares to lengthen the overall measurement period;

•	the Compensation and Governance Committee's ability to exercise negative discretion and to consider non-financial and other qualitative performance factors in determining actual compensation payouts;

•	stock ownership guidelines that are reasonable and align executives' short- and long-term interests with those of our shareholders;

•
the recoupment policy to authorize the potential recovery or adjustment of cash incentive awards and long-term equity awards paid to named executive officers and other recipients in the event there was a restatement of incorrect financial results and upon the occurrence of certain specified events; and

•	the policy prohibiting the use of hedging and derivatives trading by executives and directors.

Effective with the long-term equity awards granted in fiscal year 2013, the Compensation and Governance Committee suspended the inclusion of SARs in the Company's portfolio of equity awards. An executive holding SARs receives financial benefit when the stock price increases, but does not have the corresponding downside if the stock price declines. The Compensation and Governance Committee determined that this may incentivize executives to pursue short-term or riskier strategies and, therefore, no longer represents an effective component of our executive compensation program.

GRANTS OF PLAN-BASED AWARDS
The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended March 31, 2017.

Name and Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Market Price of Option Awards on Grant Date	Grant Date Fair Value of Stock and Option Awards(4)
	Threshold	Target	Max.	Threshold	Target	Max.
	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($/Sh)	($)
(a & b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)

George C. Freeman, III
	0	850,100	1,700,200
6/2/2016				0	15,450	23,175				55.63	759,677
6/2/2016							15,450			55.63	859,484

Airton L. Hentschke
	0	467,100	934,200
6/2/2016				0	7,650	11,475				55.63	376,151
6/2/2016							7,650			55.63	425,570

David C. Moore
	0	370,200	740,400
6/2/2016				0	6,050	9,075				55.63	297,479
6/2/2016							6,050			55.63	336,562

Preston D. Wigner
	0	261,600	523,200
6/2/2016				0	4,050	6,075				55.63	199,139
6/2/2016							4,050			55.63	225,302

Theodore G. Broome
	0	294,700	589,400
6/2/2016				0	3,100	4,650				55.63	152,427
6/2/2016							3,100			55.63	172,453

(1)
Amounts represent potential annual cash incentive awards for fiscal year 2017. The actual amount of the annual cash incentive award earned by each named executive officer for fiscal year 2017 is reported in Column (g), “Non-Equity Incentive Plan Compensation,” in the “Summary Compensation Table” on page 39 of this Proxy Statement. For additional information with respect to the annual cash incentive awards under the Incentive Plan, see the section entitled “Annual Cash Incentives Awards” beginning on page 30 of this Proxy Statement.

(2)
Amounts represent potential vesting of Performance Shares granted during fiscal year 2017. Performance Shares vest in the event the three-year performance measures corresponding to the Performance Shares are met or exceeded. For additional information with respect to Performance Shares granted pursuant to our 2007 Stock Incentive Plan, see the section entitled “Long-Term Equity Participation” beginning on page 31 of this Proxy Statement and in Column (g) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page 43 of this Proxy Statement.

(3)
Amounts represent the award of restricted stock units. Each restricted stock unit will convert one-for-one into shares of Common Stock upon vesting. Additional information with respect to restricted stock unit awards is set forth in the section entitled “Long-Term Equity Participation” beginning on page 31 of this Proxy Statement, and in Column (i) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page 43 of this Proxy Statement.

(4)
Represents the grant date fair value of the award determined in accordance with FASB ASC Topic 718. The full grant date fair value of the Performance Shares is calculated at the target performance level and will vest, if at all, at the end of a three-year measurement period, if certain performance targets are met. Amounts for Performance Share awards are determined assuming a price per share of $49.17, which represents a discount to the closing price of Common Stock as of the date of grant due to the lack of dividend rights and represents the grant date fair value of the award determined in accordance with FASB ASC Topic 718. Each Performance Share will convert one-for-one into a share of Common Stock upon vesting if the performance target is met. Grant date fair value for the restricted stock unit awards is based on the grant date fair value of the underlying shares of Common Stock. The assumptions used in determining the grant date fair values of these awards are set forth in Note 12 to the consolidated financial statements, included in our Annual Report on Form 10-K for the year ended March 31, 2017, and incorporated by reference into this Proxy Statement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table presents information concerning the number and value of outstanding restricted stock units, Performance Shares, and SARs held by the named executive officers as of March 31, 2017. There were no unexercised SARs outstanding at March 31, 2017.

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)
	(#)	(#)	($)		(#)	($)	(#)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
George C. Freeman, III
June 5, 2012							20,850	1,475,137
May 24, 2013							16,836	1,191,147
June 3, 2014							16,731	1,183,718
May 22, 2015							19,103	1,351,537
June 2, 2016							15,858	1,121,953
June 3, 2014					15,000	1,061,250
May 22, 2015					17,900	1,266,425
June 2, 2016					15,450	1,093,087

Airton L. Hentschke
June 5, 2012							1,981	140,156
May 24, 2013							3,356	237,437
June 3, 2014							4,685	331,464
May 22, 2015							9,446	668,304
June 2, 2016							7,852	555,529
June 3, 2014					4,200	297,150
May 22, 2015					8,850	626,137
June 2, 2016					7,650	541,237

David C. Moore
June 5, 2012							8,171	578,098
May 24, 2013							6,593	466,455
June 3, 2014							6,579	465,464
May 22, 2015							7,470	528,502
June 2, 2016							6,209	439,287
June 3, 2014					5,900	417,425
May 22, 2015					7,000	495,250
June 2, 2016					6,050	428,037

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)
	(#)	(#)	($)		(#)	($)	(#)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Preston D. Wigner
June 5, 2012							4,747	335,850
May 24, 2013							4,398	311,159
June 3, 2014							4,349	307,692
May 22, 2015							5,016	354,882
June 2, 2016							4,158	294,179
June 3, 2014					3,900	275,925
May 22, 2015					4,700	332,525
June 2, 2016					4,050	286,538

Theodore G. Broome
June 5, 2012							4,446	314,554
May 24, 2013							3,414	241,540
June 3, 2014							3,402	240,691
May 22, 2015							3,843	271,892
June 2, 2016							3,181	225,056
June 3, 2014					3,050	215,787
May 22, 2015					3,600	254,700
June 2, 2016					3,100	219,325

(1)
Amounts in Column (g) represent Performance Shares. Performance Shares vest at the end of their corresponding three-year performance period if certain performance targets are met or exceeded. Amounts in Column (g) assume 100% vesting of the award, which represents the target amount payable. Each Performance Share converts one-for-one into a share of Common Stock upon vesting if the performance target is met. See “Compensation Discussion and Analysis” beginning on page 19 of this Proxy Statement. Amounts in Column (i) represent unvested restricted stock units and accumulated dividend equivalent rights. Restricted stock units have five-year cliff vesting, meaning all restricted stock units vest on the fifth anniversary of the date they are granted. At the time of vesting, restricted stock units are automatically converted into an equal number of shares of Common Stock without restriction, except in the case of certain executives who are named executive officers at the time of vesting, in which case some shares may remain restricted until the executives are no longer named executive officers or they retire in order to attempt to preserve the Section 162(m) deduction. Restricted stock unit awards accumulate dividend equivalent rights, which track actual dividend amounts and are added to the total number of restricted stock units to be converted into shares of Common Stock at the time of vesting. These dividend equivalent units only vest when the underlying restricted stock units vest.

(2)	Based on the closing price of $70.75 for our Common Stock, as quoted on the NYSE on March 31, 2017, the last trading day of fiscal year 2017.

OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the vesting of stock awards and the exercise of SARs for the named executive officers during the fiscal year ended March 31, 2017. There were no other exercises of options, SARs, or similar instruments for the named executive officers during the fiscal year ended March 31, 2017.

	Stock Awards		Option Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting	Number of Shares Acquired on Exercise(1)	Value Realized on Exercise(2)
	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
George C. Freeman, III	30,763	1,715,526	31,800	103,002
Airton L. Hentschke	4,598	256,053	—	—
David C. Moore	12,088	674,107	15,000	69,180
Preston D. Wigner	7,548	420,807	9,600	22,898
Theodore G. Broome	6,425	358,340	8,400	20,035

(1)
Amounts represent the number of shares of Common Stock underlying stock awards vested during fiscal year 2017. The amounts in Column (b) represent the vesting of restricted stock awards that were granted in fiscal year 2012 and the vesting of Performance Shares that were granted in fiscal year 2014. The amounts in Column (d) include shares of Common Stock received by the named executive officer upon exercise of SARs.

(2)	Amounts associated with SARs would be calculated by multiplying the market price of the Common Stock received by the number of shares acquired on exercise.

PENSION BENEFITS

The following table shows the actuarial present value of accumulated benefits as of March 31, 2017, under each of our defined benefit plans, which are our only defined benefit plans that provide for payments or other benefits to the named executive officers at, following, or in connection with retirement.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
		(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
George C. Freeman, III	Pension Plan	19.75	665,506	—
	Benefit Restoration Plan	19.75	5,701,798	—
Airton L. Hentschke	Pension Plan	4.25	121,106	—
	Benefit Restoration Plan	4.25	340,587	—
David C. Moore	Pension Plan	39.25	1,730,737	—
	Benefit Restoration Plan	39.25	5,755,472	—
Preston D. Wigner	Pension Plan	14.00	373,803	—
	Benefit Restoration Plan	14.00	740,143	—
Theodore G. Broome	Pension Plan	21.00	995,315	—
	Benefit Restoration Plan	21.00	1,487,211	—

(1)
We have not granted, and we do not have a policy with respect to granting, extra years of service to named executive officers under the Pension Plan or the Benefit Restoration Plan. Additional information with respect to the Pension Plan and the Benefit Restoration Plan is set forth in the section entitled “Retirement and Post-Termination Compensation” beginning on page 35 of this Proxy Statement.

(2)
Present value was determined assuming retirement at age 65 for the Pension Plan and Benefit Restoration Plan. The present value calculation used an interest rate consistent with assumptions used for our financial reporting under FASB ASC Topic 715 and a postretirement mortality assumption table for the Consumer Goods and Food & Drink Industry that is based on recent mortality data and closely tracks the actual mortality experience of our plans. Other assumptions made in the valuation are discussed in our Annual Report on Form 10-K for the year ended March 31, 2017, in the section entitled “Pension and Other Postretirement Benefit Plans,” the section entitled “Critical Accounting Estimates and Assumptions,” and in Note 10 to the consolidated financial statements, and are incorporated by reference into this Proxy Statement.

Retirement Benefits

Our named executive officers are covered by the Pension Plan, the Benefit Restoration Plan, deferred income plans, and the 401(k) Plan. We also have Change of Control Agreements with some of our named executive officers addressing a change of control in our company. Additional details, and all amounts earned by our named executive officers or contributed by the company to our named executive officers through those plans, are disclosed in this Proxy Statement.

Defined Benefit Retirement Plan. Our salaried employees, including our named executive officers, participate in the Pension Plan, which is a defined benefit retirement plan. The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant's retirement or termination. The Pension Plan also has survivor benefits for the participant's spouse.

Effective January 1, 2014, the Pension Plan was changed to implement a new benefit formula for credited service accrued beginning January 1, 2014. The revised benefit formula is based on a compensation average for all compensation earned (often referred to as a Career Average) on or after January 1, 2014 multiplied by a designated percentage. The Excess Benefit portion of the formula was eliminated. The normal retirement benefit under the Pension Plan for service accrued beginning January 1, 2014 is calculated as follows:

Benefit:	Designated Percentage of Average Compensation for All Years	Multiplied by	Years of service beginning January 1, 2014

The Pension Plan benefit for credited service accrued through December 31, 2013 is a percentage of the participant's average compensation, multiplied by the participant's credited years of service under the Pension Plan prior to the change described above. Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant's participation in the Pension Plan. The normal retirement benefit under the Pension Plan for service accrued through December 31, 2013 is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service through December 31, 2013
PLUS
Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant's first 35 years of service through December 31, 2013

Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending December 31, 2013.

Benefits are paid as a straight life annuity for the participant's lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 and elect to retire with at least five years of service. If benefits are paid prior to age 65, the benefit is reduced based on the participant's age. Prior to 2014, the benefit reduction for early retirement was based on the participant's age and years of service. This was changed as of January 1, 2014 to a more standard reduction schedule that is based only on age.

Benefit Restoration Plan. To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under our supplemental retirement plan called the Universal Leaf Tobacco Company, Incorporated 1996 Benefit Restoration Plan, which we refer to as the Benefit Restoration Plan. The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan, but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under our two non-qualified deferred income plans, which are defined and discussed below. Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement and benefits under the Deferred Income Plans are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral except where Section 409A restrictions apply. The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a retirement benefit that is proportionately equivalent to the benefit provided to our other salaried employees participating in the Pension Plan. We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent. Our Compensation and Governance Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.

Retirement benefits under the Benefit Restoration Plan mirror those of the Pension Plan and as such, identical changes to the Pension Plan described in the previous section were implemented to this plan effective January 1, 2014. The Compensation and Governance Committee approved all changes to both the Pension Plan and the Benefit Restoration Plan after completing their evaluation and ensuring that the reduction in retirement benefits were consistently applied to all participants, inclusive of our named executive officers.

Certain participants in the Benefit Restoration Plan, including our named executive officers, entered into agreements with Universal Leaf that provided for taxable cash compensation payments to be made by Universal Leaf to the participant to partially fund their Benefit Restoration Plan payment upon retirement. Under such agreements, the participant directed Universal Leaf to deposit the payments on behalf of the participant directly into an irrevocable trust established by the participant for this purpose. During fiscal year 2010, the Compensation and Governance Committee decided to discontinue all future payments by Universal Leaf in connection with the Benefit Restoration Plan and notified participants that it would not make a payment for benefits earned after January 1, 2010.

During fiscal year 2014, with the approval of the Compensation and Governance Committee, we made the decision to offer all participants covered by the above agreements the opportunity to terminate their individual trust accounts. The termination of these trusts allowed the Company to simplify the distribution process and reduce trust/asset management fees, but maintain the right to offset the benefit payable to the participant under the Benefit Restoration Plan at retirement. The ultimate offset amount will be determined by using the trust account balance on the termination date multiplied and compounded annually by an appropriate interest rate. All participants, including our named executive officers, elected to accept our offer and the trusts were terminated as of October 31, 2013.

The retirement benefit under the Benefit Restoration Plan is paid in a lump sum. Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65. Participants may receive an early distribution of their retirement benefit when they reach age 55 and elect to retire with at least five years of service, but such early retirement benefit is reduced based on the participant's age. Prior to 2014, the benefit reduction for early retirement was based on the participant's age and years of service. This was changed as of January 1, 2014 to a more standard reduction schedule that is based only on age.

NON-QUALIFIED DEFERRED COMPENSATION

We offer all salaried employees, including our named executive officers, the opportunity to participate in our qualified deferred compensation plan, the 401(k) Plan. Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations. We match the monthly contributions up to 5% on a monthly basis, subject to a 2016 calendar year contribution limit of $13,250. For participants that joined the plan before 2014, the company match becomes vested after the participant completes three years of service. All of our named executive officers participated in the 401(k) Plan in fiscal year 2017.

In addition to our 401(k) Plan, we have two non-qualified deferred income plans (DIP Plans) available to certain executives. The terms of our original DIP Plan were frozen as they pertained to compensation earned prior to January 1, 2005, in order to remain in compliance with Section 409A of the Internal Revenue Code. The DIP Plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary. Deferred compensation arrangements are common executive programs and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing. The Company does not provide any contributions to either of the DIP Plans.

The DIP Plans are non-qualified savings plans, with eligibility based on a participant's position in the Company and certain of its subsidiaries. Participants elect to make contributions through the deferral of up to 50% of their salary, and up to 100% of their annual incentive award. The DIP Plans are unfunded and unsecured by us and provide the participants a variety of investment options from which to choose. No named executive officers deferred income in either DIP Plan in fiscal year 2017.

The following table presents information concerning our deferred compensation plans that provide for the deferral of compensation of the named executive officers on a basis that is not tax qualified.

Name	Executive Contributions in FY 2017(1)	Registrant Contributions in FY 2017(2)	Aggregate Earnings in FY 2017(3)	Aggregate Withdrawals/ Distributions(4)	Aggregate Balance at FYE 2017(5)
	($)	($)	($)	($)	($)
George C. Freeman, III	—	—	113,515	—	936,009
Airton L. Hentschke	—	—	90,270	—	290,421
David C. Moore	—	—	11,930	—	575,081
Preston D. Wigner	—	—	1,386	—	16,214
Theodore G. Broome	—	—	—	—	—

(1)
Amounts represent a portion of base salary and annual incentive awards deferred into the DIP Plans. Additional information about the DIP Plans is set forth in the section entitled “Deferred Income Plans” on beginning on page 36 of this Proxy Statement.

(2)	The DIP Plans do not provide for company matches or contributions.

(3)
Amounts represent earnings on funds held for named executive officers in the DIP Plans except for Mr. Hentschke and Mr. Broome. Mr. Hentschke and Mr. Broome have not elected to defer income under the DIP Plans. The amount shown for Mr. Hentschke represents the estimated earnings on his vested balance in the Company's Brazil Previleaf Pension Plan (PPP). The PPP is a defined contribution plan established by the Company for eligible employees of one of our Brazilian subsidiaries. Mr. Hentschke has not been an active member of the PPP since his transfer to the United States in January, 2013 and therefore no longer receives Company contributions to the PPP.

(4)
The DIP Plans permit withdrawals under certain circumstances including hardship, and participants may elect to have annual deferrals distributed from the DIP Plans upon retirement or after a specified number of years after the compensation is deferred.

(5)
Amounts represent the balances at the end of fiscal year 2017 in the DIP Plans for named executive officers. The fair market value of Mr. Hentschke's vested balance in the Company's Brazil Previleaf Plan is also included. Executive contributions included in the aggregate balance that are reported as compensation to the named executive officers in the “Summary Compensation Table” in our 2016 Proxy Statement and 2015 Proxy Statement are as follows: Mr. G. Freeman: $0 (2016) and $198,432 (2015), Mr. Hentschke: $0 (2016) and $0 (2015), Mr. D. Moore: $0 (2016) and $0 (2015), Mr. Wigner: $0 (2016) and $0 (2015), and Mr. Broome: $0 (2016) and $0 (2015).

In addition to our qualified and non-qualified deferred compensation plans, the Company has taken the appropriate actions to potentially maximize the deductibility of its compensation and benefit programs and avoid the limitations on deductibility under Section 162(m) of the Internal Revenue Code. Additional information about Section 162(m) is set forth in the section entitled “Limitations on Deductibility of Compensation” on page 26 of this Proxy Statement.

The vesting of certain restricted stock units awards to Mr. G. Freeman was subject to Code Section 162(m) and certain payments have been deferred until Mr. G. Freeman retires. The following table presents information concerning those deferrals.

Name	Executive Contributions in FY 2017	Registrant Contributions in FY 2017	Aggregate Earnings in FY 2017(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at FYE 2017(2)
	($)	($)	($)	($)	($)
George C. Freeman, III	—	—	462,045	—	2,049,203

(1)	Amount represents earnings and change in market value during fiscal year 2017.

(2)	Amount represents market value of the restricted stock units on March 31, 2017.

SUMMARY OF TERMINATION PAYMENTS AND BENEFITS

Potential Payments Upon Termination or Change of Control

We do not offer severance, employment, or retention agreements to our named executive officers. However, to ensure that we will have the continued dedicated service of certain executives, including some of our named executive officers, notwithstanding the possibility, threat, or occurrence of a change of control, we have Change of Control Agreements. During fiscal year 2017, we maintained Change of Control Agreements with only Messrs. G. Freeman, D. Moore, and Wigner. The Compensation and Governance Committee believes that the Change of Control Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change of control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change of control. The terms and conditions in the Change of Control Agreements are identical for each executive officer who has such an agreement.

A “change of control” is defined in the Change of Control Agreements, and is generally deemed to have occurred if:

•	any individual, entity, or group acquires 20% or more of either the outstanding shares of Common Stock or the combined voting power of our outstanding voting securities;

•	a majority of our directors are replaced;

•
we reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	our shareholders approve a complete liquidation or dissolution of Universal Corporation.

The Change of Control Agreements:

•	do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•
contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control;

•	contain non-competition and non-solicitation clauses; and

•	contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.

The Change of Control Agreements provide that the executive officer will have generally the same authority, duties, and responsibilities during the three years after a change of control of Universal Corporation or until the executive officer's normal retirement at age 65 (if earlier), as such executive officer did immediately prior to the change of control. Each Change of Control Agreement also provides for the payment, during such period, of an annual base salary and annual cash incentive award at least at the same levels as prior to the change of control. Each executive officer will also participate at least at the same levels in incentive, savings and retirement plans, and welfare benefit plans as were offered prior to the change of control.

Each Change of Control Agreement provides benefits in the event of the executive's death or disability, or in the event the executive's employment is terminated for “cause” or for “good reason.” If the executive officer is terminated other than for cause, death, or disability within three years after a change of control, or if the executive officer terminates his employment for good reason within such three-year period, the executive officer is entitled to receive certain severance benefits. Severance benefits include a lump sum severance payment based on an amount equal to 2.99 times the sum of his annual base salary and the higher of such executive officer's most recent targeted bonus opportunity under our cash incentive plan and such executive officer's prior year's annual cash incentive award. This payment will be made in full if the date of termination of employment is more than three years prior to the executive officer's normal retirement at age 65, and it will be prorated if such period is less than three years. There will be no such payment if the executive officer has reached normal retirement. Severance benefits also include certain other payments and benefits, including continuation of benefits under retirement plans, continuation of employee welfare benefits, and outplacement services for the executive officer up to a maximum amount of $10,000.

Severance and Change of Control Benefits for the Named Executive Officers

The following tables summarize the value of the termination payments and benefits that each of our named executive officers would receive if their employment had terminated on March 31, 2017, under the circumstances shown. The tables exclude amounts accrued through March 31, 2017, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual cash incentive award for the fiscal year ended March 31, 2017.

Under our benefit programs, an individual is eligible for retirement after reaching age 55, with at least five years of service. The amounts in the tables for “Retirement” assume that all of our named executive officers have reached age 55 by March 31, 2017, even though that is not the case for Messrs. G. Freeman, Hentschke, and Wigner.

Summary of Termination Payment and Benefits: George C. Freeman, III

Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(1)	—	—	—	—	—	5,872,958

Acceleration of Equity Awards
Restricted Stock(2)	6,323,492	6,323,492	6,323,492	—	—	6,323,492
Performance Shares(2)	3,420,762	3,420,762	3,420,762	—	—	3,420,762

Qualified Retirement Benefits
Pension Plan(3)	46,201	27,398	76,286	46,201	46,201	46,201
401(k) Savings Plan	530,728	530,728	530,728	530,728	530,728	530,728

Non-qualified Retirement Benefits
Benefit Restoration Plan(4)	6,533,248	2,450,270	6,533,248	6,533,248	6,533,248	6,533,248
Deferred Income Plan (DIP)(5)	51,472	936,009	936,009	936,009	936,009	936,009
Deferred Payment of Restricted Stock(6)	2,049,203	2,049,203	2,049,203	2,049,203	2,049,203	2,049,203

Other Benefits
Health and Welfare Plans(7)	—	3,100,000	—	—	—	—
Long-Term Disability Plan(8)	—	—	510,060	—	—	—

Total	18,955,106	18,837,862	20,379,788	10,095,389	10,095,389	25,712,601

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive's Change of Control Agreement. The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2017. Performance Shares vest on the last day of the performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level. Participants are entitled to a prorated number of Performance Shares if they retire, die or become disabled during the performance period. Amounts for Performance Shares are based on the market value of the underlying shares of Common Stock as of March 31, 2017 and assuming a payout equating to the target level of performance.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2017, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive's survivor at March 31, 2017, payable for the life of the survivor.

(4)
Amounts represent a lump sum payment at March 31, 2017 including the balance from the terminated individual trust agreement maintained through the Benefit Restoration Plan. A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(5)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive's DIP Plan agreements.

(6)
Amounts represent the value of restricted stock units that vested, but payment was deferred until termination of employment in order to preserve the Section 162(m) deduction. More information on Section 162(m) is discussed in the section entitled “Limitations on Deductibility of Compensation” on page 26 of this Proxy Statement.

(7)
Amounts represent payment due under the standard Group Term Life Insurance Program, which is the death benefit amount on March 31, 2017. In case of accidental death, the benefit amount would increase by $5,600,000 (includes AD&D and Business Travel Accident Insurance).

(8)
Amounts represent 60% of annual base salary as of March 31, 2017, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Airton L. Hentschke

Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death, or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(1)	—	—	—	—	—	—

Acceleration of Equity Awards
Restricted Stock(2)	1,932,890	1,932,890	1,932,890	—	—	1,932,890
Performance Shares(2)	1,464,524	1,464,524	1,464,524	—	—	1,464,524

Qualified Retirement Benefits
Pension Plan(3)	9,544	—	17,712	9,544	9,544	9,544
401(k) Savings Plan	146,599	146,599	146,599	146,599	146,599	146,599

Non-qualified Retirement Benefits
Benefit Restoration Plan(4)	386,702	—	386,702	386,702	386,702	386,702
Deferred Income Plan (DIP)(5)	290,421	290,421	290,421	290,421	290,421	290,421

Other Benefits
Health and Welfare Plans(6)	—	1,600,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	336,300	—	—	—

Total	4,230,680	5,434,434	4,575,148	833,266	833,266	4,230,680

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive's Change of Control Agreement. Mr. Hentschke does not have a Change of Control Agreement.

(2)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2017. Performance Shares vest on the last day of the performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level. Participants are entitled to a prorated number of Performance Shares if they retire, die or become disabled during the performance period. Amounts for Performance Shares are based on the market value of the underlying shares of Common Stock as of March 31, 2017 and assuming a payout equating to the target level of performance.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2017, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the straight life option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive's survivor at March 31, 2017.

(4)
Amounts represent a lump sum payment at March 31, 2017 from the Benefit Restoration Plan. A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(5)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive's DIP Plan agreements. In Mr. Hentschke's case, the amounts include his vested account balance in the Company's Brazil Previleaf Pension Plan.

(6)
Amounts represent payment due under the standard Group Term Life Insurance Program, which is the death benefit amount on March 31, 2017. In case of accidental death, the benefit amount would increase by $5,083,000 (includes AD&D and Business Travel Accident Insurance).

(7)
Amounts represent 60% of annual base salary as of March 31, 2017, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits: David C. Moore

Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(1)	—	—	—	—	—	2,778,607

Acceleration of Equity Awards
Restricted Stock(2)	2,477,806	2,477,806	2,477,806	—	—	2,477,806
Performance Shares(2)	1,340,712	1,340,712	1,340,712	—	—	1,340,712

Qualified Retirement Benefits
Pension Plan(3)	125,390	62,695	149,598	125,390	125,390	125,390
401(k) Savings Plan	448,469	448,469	448,469	448,469	448,469	448,469

Non-qualified Retirement Benefits
Benefit Restoration Plan(4)	6,397,285	2,999,916	6,397,285	6,397,285	6,397,285	6,397,285
Deferred Income Plan (DIP)(5)	71,355	575,081	575,081	575,081	575,081	575,081

Other Benefits
Health and Welfare Plans(6)	—	1,600,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	266,520	—	—	—

Total	10,861,017	9,504,679	11,655,471	7,546,225	7,546,225	14,143,350

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive's Change of Control Agreement. The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2017. Performance Shares vest on the last day of the performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level. Participants are entitled to a prorated number of Performance Shares if they retire, die or become disabled during the performance period. Amounts for Performance Shares are based on the market value of the underlying shares of Common Stock as of March 31, 2017 and assuming a payout equating to the target level of performance.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2017, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive's survivor at March 31, 2017, payable for the life of the survivor.

(4)
Amounts represent a lump sum payment at March 31, 2017 including the balance from the terminated individual trust agreement maintained through the Benefit Restoration Plan. A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(5)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive's DIP Plan agreements.

(6)
Amounts represent payment due under the standard Group Term Life Insurance Program, which is the death benefit amount on March 31, 2017. In case of accidental death, the benefit amount would increase by $4,444,000 (includes AD&D and Business Travel Accident Insurance).

(7)
Amounts represent 60% of annual base salary as of March 31, 2017, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Preston D. Wigner

Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(1)	—	—	—	—	—	2,041,871

Acceleration of Equity Awards
Restricted Stock(2)	1,603,762	1,603,762	1,603,762	—	—	1,603,762
Performance Shares(2)	894,988	894,988	894,988	—	—	894,988

Qualified Retirement Benefits
Pension Plan(3)	31,221	18,294	52,610	31,221	31,221	31,221
401(k) Savings Plan	485,194	485,194	485,194	485,194	485,194	485,194

Non-qualified Retirement Benefits
Benefit Restoration Plan(4)	990,652	316,382	990,652	990,652	990,652	990,652
Deferred Income Plan (DIP)(5)	16,214	16,214	16,214	16,214	16,214	16,214

Other Benefits
Health and Welfare Plans(6)	—	1,804,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	204,060	—	—	—

Total	4,022,031	5,138,834	4,247,480	1,523,281	1,523,281	6,063,902

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive's Change of Control Agreement. The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2017. Performance Shares vest on the last day of the performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level. Participants are entitled to a prorated number of Performance Shares if they retire, die or become disabled during the performance period. Amounts for Performance Shares are based on the market value of the underlying shares of Common Stock as of March 31, 2017 and assuming a payout equating to the target level of performance.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2017, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive's survivor at March 31, 2017, payable for the life of the survivor.

(4)
Amounts represent a lump sum payment at March 31, 2017 from the Benefit Restoration Plan. A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(5)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive's DIP Plan agreements.

(6)
Amounts represent payment due under the standard Group Term Life Insurance Program, which is the death benefit amount on March 31, 2017. In case of accidental death, the benefit amount would increase by $3,806,000 (includes AD&D and Business Travel Accident Insurance).

(7)
Amounts represent 60% of annual base salary as of March 31, 2017, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Theodore G. Broome

Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(1)	—	—	—	—	—	—

Acceleration of Equity Awards
Restricted Stock(2)	1,293,733	1,293,733	1,293,733	—	—	1,293,733
Performance Shares(2)	689,812	689,812	689,812	—	—	689,812

Qualified Retirement Benefits
Pension Plan(3)	65,290	32,645	80,358	65,290	65,290	65,290
401(k) Savings Plan	357,172	357,172	357,172	357,172	357,172	357,172

Non-qualified Retirement Benefits
Benefit Restoration Plan(4)	1,517,239	789,107	1,517,239	1,517,239	1,517,239	1,517,239
Deferred Income Plan (DIP)(5)	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans(6)	—	1,277,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	206,280	—	—	—

Total	3,923,246	4,439,469	4,144,594	1,939,701	1,939,701	3,923,246

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive's Change of Control Agreement. Mr. Broome does not have a Change of Control Agreement.

(2)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2017. Performance Shares vest on the last day of the performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level. Participants are entitled to a prorated number of Performance Shares if they retire, die or become disabled during the performance period. Amounts for Performance Shares are based on the market value of the underlying shares of Common Stock as of March 31, 2017 and assuming a payout equating to the target level of performance.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2017, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive's survivor at March 31, 2017, payable for the life of the survivor.

(4)
Amounts represent a lump sum payment at March 31, 2017 including the balance from the terminated individual trust agreement maintained through the Benefit Restoration Plan. A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(5)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive's DIP Plan agreements.

(6)
Amounts represent payment due under the standard Group Term Life Insurance Program, which is the death benefit amount on March 31, 2017. In case of accidental death, the benefit amount would increase by $3,916,000 (includes AD&D and Business Travel Accident Insurance).

(7)
Amounts represent 60% of annual base salary as of March 31, 2017, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue until the recipient reaches age 65.

EQUITY COMPENSATION INFORMATION

Shares of Common Stock are authorized for issuance with respect to our compensation plans. The following table sets forth information as of March 31, 2017, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)
	(#)	($)	(#)
Equity compensation plans approved by shareholders:
2002 Executive Stock Plan			—
2007 Stock Incentive Plan(2)			451,782
Equity compensation plans not approved by shareholders(3)	—	—	—
Total	—	—	451,782

(1)	There are no securities remaining to be issued upon exercise of outstanding options, warrants, and rights.

(2)
The 2007 Stock Incentive Plan permits grants of stock options and stock appreciation rights, and awards of Common Stock, restricted stock, and phantom stock/restricted stock units. Of the 451,782 shares of Common Stock remaining available for future issuance under that plan, 117,469 shares are available for awards of Common Stock, restricted stock units, or restricted stock.

(3)	All of the Company's equity compensation plans have been approved by shareholders.

DIRECTORS' COMPENSATION

The following table presents information relating to total compensation for our non-employee directors for fiscal year 2017:

Name	Fees Earned or Paid in Cash(2)	Stock Awards(4),(5)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value And Non-qualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total
	($)	($)	($)	($)	($)	($)	($)

John B. Adams, Jr.	82,500	72,288	—	—	—	—	154,788
Diana F. Cantor	78,500	72,288	—	—	—	—	150,788
Chester A. Crocker(1)	6,500	—	—	—	—	—	6,500
Charles H. Foster, Jr.(1)	7,000	—	—	—	—	—	7,000
Lennart R. Freeman	78,000	72,288	—	—	—	—	150,288
Thomas H. Johnson	76,500	72,288	—	—	—	—	148,788
Michael T. Lawton(3)	63,500	72,288	—	—	—	—	135,788
Eddie N. Moore, Jr.	89,500	72,288	—	—	—	—	161,788
Robert C. Sledd	83,000	72,288	—	—	—	—	155,288

(1)	Messrs. Crocker and Foster retired from the Board of Directors as of August 4, 2016.

(2)
Represents fees earned before deferral of any amounts into the Outside Directors' 1994 Deferred Income Plan, as amended, which we refer to as the Directors' DIP. Amounts deferred into the Directors' DIP during fiscal year 2017 are set forth below in Footnote 5 to this table. Additional information concerning the Directors' DIP is set forth in the narrative on page 60 of this Proxy Statement.

(3)	Mr. Lawton elected to receive his Board retainer of $50,000 in shares of common stock.

(4)
These amounts represent the aggregate grant date fair value of the annual restricted stock unit award recognized in fiscal year 2017 in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by each of the non-employee directors. The assumptions used in the calculation of these award amounts are included in Notes 1 and 12 to the consolidated financial statements, included in our Annual Report on Form 10-K for the year ended March 31, 2017, and incorporated by reference into this Proxy Statement.

(5)
On August 4, 2016, each non-employee director was awarded 1,250 shares of restricted stock units. The methodology for determining the amount awarded is set forth on page 60 of this Proxy Statement. The grant date fair value of the award for each non-employee director was $72,288, based on the closing price of $57.83 for our Common Stock as quoted on the NYSE on the grant date. As of March 31, 2017, the aggregate amount of common stock, restricted stock, restricted stock units and dividend equivalent units held by each non-employee director was as follows: Mr. Adams held 17,358 shares; Mrs. Cantor held 7,067 shares; Mr. Johnson held 15,024 shares; Mr. L. Freeman held 5,323 shares; Mr. Lawton held 2,136 shares; Mr. E. Moore held 22,939 shares; and Mr. Sledd held 11,094 shares.

6)
We do not maintain any defined benefit or actuarial plans for non-employee directors. The non-employee directors did not earn above-market or preference earnings on compensation they deferred into the Directors' DIP. The following table presents information concerning the Directors' DIP, which provided for the deferral of compensation on a basis that is not tax qualified:

Name	Director Contributions in FY 2017	Registrant Contributions FY 2017(a)	Aggregate Earnings in FY 2017	Aggregate Withdrawals/ Distributions(b)	Aggregate Balance at 2017 FYE
	($)	($)	($)	($)	($)

John B. Adams, Jr.	—	—	—	—	—
Diana F. Cantor	—	—	—	—	—
Lennart R. Freeman	—	—	—	—	—
Thomas H. Johnson	—	—	—	—	—
Michael T. Lawton	—	—	—	—	—
Eddie N. Moore, Jr.	—	—	5,817	—	64,350
Robert C. Sledd	—	—	—	—	—

(a)	We do not match non-employee director deferrals or otherwise contribute to the Directors' DIP.

(b)
There were no withdrawals or distributions from the Directors' DIP by active directors. The Directors' DIP permits withdrawals under certain circumstances including hardship, and participants elect to have annual deferrals distributed after a specified number of years after the compensation is deferred.

(7)
None of the directors received perquisites, personal benefits, or other compensation in excess of $10,000 for fiscal year 2017. We maintain life insurance policies which fund our Directors' Charitable Contribution Program. We did not incur any costs with respect to the insurance policies during fiscal year 2017.

Director Compensation

Total target direct annual compensation for each non-employee director equals $150,000. Each director who is not an officer receives an annual retainer of $50,000, a fee of $2,000 for each Board of Directors meeting attended, and a fee of $1,500 for each committee meeting attended. In addition, the Chairmen of the Audit Committee, the Compensation and Governance Committee, the Pension Investment Committee and the Finance Committee receive an annual retainer of $10,000, $7,500, $5,000 and $5,000, respectively. Non-employee directors may elect to receive their annual retainer in cash or shares of Common Stock. During fiscal year 2017, the Compensation and Governance Committee approved an adjustment to compensation paid to non-employee directors as set forth in more detail below.

The Directors' DIP permits a non-employee director to defer all or a portion of his compensation. Deferred amounts are deemed hypothetically invested as designated by the director in certain investment options we offer. The Directors' DIP has been in existence since 1994. Subject to certain restrictions, directors may elect at the time of deferral to take cash distributions, in whole or in part, from their deferral account either prior to or following termination of service. The Directors' DIP was amended in December 2008 in order to maintain compliance with Section 409A of the Internal Revenue Code. The terms of the Directors' DIP as it pertained to any compensation earned prior to January 1, 2005, were frozen. The restated Directors' DIP applies solely with respect to amounts deferred on or after January 1, 2005. In February 2017, the Compensation and Governance Committee decided to freeze the plan with effect at the end of the current plan year. None of our directors elected any deferrals in fiscal year 2017 and only one active director is a participant in the plan.

Pursuant to the 2007 Executive Stock Plan, in fiscal year 2017 non-employee directors received annual restricted stock unit grants equating in value to $70,000. The Compensation and Governance Committee calculated restricted stock unit grants annually based on the daily, volume-weighted, average price of Common Stock for the period of June 1 to July 31, with the resulting share grant number rounded to the nearest 50. All restricted stock units are awarded with three-year cliff vesting and earn dividend equivalent rights. This process was followed to calculate the fiscal year 2008 annual restricted stock grants, and for all subsequent years until re-evaluated by the Compensation and Governance Committee on a periodic basis. On August 4, 2016, each non-employee director was awarded 1,250 shares of restricted stock units.

As part of our overall program of charitable giving, we previously offered the directors the opportunity to participate in a Directors' Charitable Award Program, or the Charitable Program. The Charitable Program is funded by life insurance policies purchased by us on the directors. The directors derive no financial or tax benefits from the Charitable Program, because all insurance proceeds and charitable tax deductions accrue solely to us. We, however, will donate up to $1,000,000 in aggregate to one or more qualifying charitable organizations recommended by that director. We make donations in ten equal annual installments, with the first installment to be made at the later of the director's retirement from the Board of Directors or age 72; the remaining nine installments are paid annually, beginning immediately after the director's death. The Charitable Program was re-evaluated in fiscal years 2013 and 2014 and the Compensation and Governance Committee decided to terminate the Charitable Program for all new directors that joined the Board of Directors after 2008.

Each director is also eligible to participate in our matching gifts program in which our charitable foundation matches directors' contributions to charities. The maximum amount that can be matched in any fiscal year of our foundation is $5,000 per director.

During fiscal year 2017, the Compensation and Governance Committee also reviewed the level of compensation paid to our non-employee directors as the current fees had not changed since 2009. The Committee's independent consultant was engaged to analyze the competitiveness of the Board of Director compensation program utilizing the new peer group list adopted during fiscal year 2017. Based on that review, the Compensation and Governance Committee recognized that the level of compensation has fallen behind the 50th percentile of our peer group. The review also indicated a decline in the prevalence of board and committee meeting fees. Effective as of the 2017 Annual Meeting of Shareholders, a non-employee director will receive an annual cash retainer of $65,000 and an annual equity award equating in value to $100,000. In addition, the Chairman of Audit Committee will receive an annual retainer of $15,000, while the Chairmen of the Pension Investment Committee, the Compensation and Governance Committee and the Finance Committee will each receive annual retainers of $10,000. All other non-employee directors serving on the Audit Committee will receive annual cash retainers of $7,500 while non-employee directors serving on the Pension Investment Committee, the Compensation and Governance Committee, the Executive Committee and the Finance Committee will receive annual cash retainers of $5,000 for each committee on which they serve. The Lead Independent Director will also receive an annual cash retainer of $15,000. Board and Committee member meeting fees will be discontinued and all cash payments will be made quarterly. The Compensation and Governance Committee also eliminated the election for directors to receive their annual board retainer in shares of Common Stock.

Non-Employee Director Stock Ownership Guidelines

The Compensation and Governance Committee adopted share ownership guidelines during fiscal year 2008 applicable to the non-employee directors and are set at three times the annual cash retainer the directors receive as a board member. If the amount of the annual cash retainer changes in the future, the applicable share ownership requirement will automatically adjust proportionately with the change. Non-employee directors have three years to comply with the share ownership guidelines. For fiscal year 2017, the directors' annual cash retainer was $50,000, and therefore the revised guidelines require that each of our non-employee directors own no less than $150,000 worth of Common Stock. Only shares of Common Stock beneficially owned (as defined by the Securities and Exchange Commission's rules and regulations) by our non-employee directors, including the directors' restricted stock and restricted stock units are counted in determining compliance with the guidelines. All of our non-employee directors meet or exceed the current stock ownership guidelines as of March 31, 2017. All of our non-employee directors also own shares held directly in their own name. During fiscal year 2017, the Compensation and Governance Committee increased the ownership multiple of non-employee directors to five times their annual cash retainer effective following the 2017 Annual Meeting of Shareholders.

CERTAIN TRANSACTIONS

Our Board of Directors adopted a written related person transaction policy that governs the review, approval, or ratification of covered related person transactions. The Audit Committee manages this policy. The policy generally provides that we may enter into a related person transaction only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if:

•	the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party;

•	the transaction is approved by the disinterested members of the Board of Directors; or

•	the transaction involves compensation approved by our Compensation and Governance Committee.

In the event our management determines to recommend a related person transaction to the Audit Committee, such transaction must be presented to the Audit Committee for approval. After review, the Audit Committee will approve or disapprove such transaction and at each subsequently scheduled Audit Committee meeting, our management will update the Audit Committee as to any material change to the proposed related person transaction. In those instances in which our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the Audit Committee meeting, the Chairman of the Audit Committee possesses delegated authority to act on behalf of the Audit Committee. The Audit Committee (or the Chairman) approves only those related person transactions that are in, or are not inconsistent with, Universal Corporation's best interests and the best interests of our shareholders, as the Audit Committee (or the Chairman) determines in good faith.

For purposes of this policy, “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which Universal Corporation (or any of our subsidiaries) was, is, or will be a participant and the amount involved exceeds $120,000 and in which any related person had, has, or will have a direct or indirect interest.

For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act.

A “related person” is defined as:

•	any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee, or more than 5% beneficial owner; and

•
any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

There have been no transactions since the beginning of fiscal year 2017 between our directors or officers, either directly or indirectly, and us, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer, or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to us.

PROPOSAL TWO

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Our executive compensation program is designed to incent and reward executives to contribute to the achievement of our business objectives and to attract, retain and motivate talented executives to perform at the highest level and contribute significantly to our success. The program is intended to align the interests of the named executive officers with those of shareholders, provide an appropriate and balanced mix of short-term and long-term compensation elements, and reward the achievement of performance measures that are directly related to our financial goals and the creation of shareholder value, without encouraging unnecessary and excessive risks.

The Compensation and Governance Committee believes that the amounts of fiscal year 2017 actual total compensation for the named executive officers are consistent with these objectives and the competitive market. Based on its review, the Compensation and Governance Committee believes total compensation for each of the named executive officers is reasonable and not excessive. The compensation of the named executive officers is described in the “Compensation Discussion and Analysis,” the compensation tables and the accompanying narrative on pages 19 to 38 of this Proxy Statement. The “Compensation Discussion and Analysis” and the accompanying tables and narrative provide a comprehensive review of our executive compensation program and its elements, objectives and rationale. Shareholders are urged to read that disclosure before voting on this proposal.

For the reasons stated above and pursuant to Section 14A of the Securities Exchange Act, the Board of Directors is requesting approval of the following non-binding resolution:

“RESOLVED, that our shareholders approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the 2017 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the fiscal year 2017 Summary Compensation Table, the other related tables and the accompanying narrative.”

The shareholder vote on this proposal will be non-binding on us and the Board of Directors and will not be construed as overruling a decision by us or the Board of Directors. However, the Board of Directors and the Compensation and Governance Committee value the opinions that shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as they deem appropriate.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL THREE

PROPOSAL REGARDING THE FREQUENCY (ONE, TWO OR THREE YEARS) OF THE NON-BINDING ADVISORY SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Securities and Exchange Act of 1934, as amended, we must provide shareholders an opportunity to vote at least once every six years, on a non-binding and advisory basis, as to whether the executive compensation shareholder vote described in Proposal Two above should occur every one, two or three years. The Board of Directors is therefore requesting this vote from shareholders.

The Board of Directors believes that at this time an annual advisory vote is the most appropriate alternative for us. While our executive compensation program contains a long-term incentive component under which payment amounts are not determinable until a multi-year cycle has elapsed, the Board of Directors and the Compensation and Governance Committee believe that shareholder opinion should be considered by the Board of Directors and the Compensation and Governance Committee in making executive compensation decisions. The Board of Directors believes that an annual vote will provide shareholders with the opportunity to provide regular direct input to us with respect to our executive compensation program. The Board of Directors will continue to evaluate the appropriate frequency for the shareholder executive compensation vote.

For these reasons, the Board of Directors is recommending a vote for an annual advisory shareholder executive compensation vote. Please note that shareholders are not voting to approve or disapprove the recommendation of the Board of Directors with respect to this proposal. Instead, each proxy card provides four choices: a one, two or three year frequency or shareholders may abstain from voting on the proposal.

The shareholder vote on this proposal will not be binding on us or the Board of Directors and will not be construed as overruling a decision by us or the Board of Directors. However, the Board of Directors values the opinions that shareholders express in their votes and will consider the outcome of the vote when making future decisions on the frequency of the shareholder executive compensation vote. The Board of Directors expects the next shareholder vote regarding the frequency of the advisory shareholder vote to approve the compensation of our named executive officers to occur at our 2023 Annual Meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR A “ONE-YEAR” FREQUENCY FOR THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

AUDIT INFORMATION

The five members of the Audit Committee are independent as that term is currently defined in the listing standards of the NYSE.

Fees of Independent Auditors

Ernst & Young LLP served as our independent registered public accounting firm for the fiscal years ended March 31, 2017 and 2016. The aggregate amounts of fees billed to us by Ernst & Young LLP for those years were as follows:

	Fiscal Year 2017	Fiscal Year 2016
	($)	($)

Audit Fees
Includes fees associated with the integrated audits of our financial statements and internal controls over financial reporting, review of our Annual Report on Form 10-K, reviews of our interim financial statements and Quarterly Reports on Form 10-Q, statutory audits, and other attestation services related to regulatory filings. Also includes assistance with review and response to a Securities and Exchange Commission comment letter related to our 2016 Form 10-K (2017).	2,714,732	2,620,355
Audit-Related Fees
Includes fees for services that are reasonably related to the review of our financial statements that are not reported under the category “Audit Fees.” These services include various technical accounting consultations (2017), procedures performed to certify financial information in certain governmental filings outside the United States (2017 and 2016), agreed-upon testing and validation procedures related to product costing information developed for two of the Company's operating regions (2017 and 2016), and post-implementation validation of financial and operating data related to a software database migration project (2016).
	95,335	139,603
Tax Fees
Includes fees for corporate tax compliance, tax advice, and tax planning.	58,482	75,774
All Other Fees
Includes fees for assistance in completing certain governmental filings in countries outside the United States (2016). The Audit Committee has concluded that the services covered under this category are compatible with maintaining Ernst & Young LLP's independence with respect to Universal Corporation.	—	10,526

Pre-approval Policies and Procedures

We have written guidelines regarding the engagement of our independent auditors to perform services for us. All audit and non-audit services provided by an independent auditing firm (including its member accounting and law firms outside the United States) to us or any of our wholly-owned or majority-owned affiliates must be pre-approved by the Audit Committee. All audit and non-audit services listed above were pre-approved by the Audit Committee pursuant to the terms of our pre-approval policies and procedures.

A detailed report of all audit and non-audit services planned for the fiscal year is presented to the Audit Committee for its consideration, discussion, and approval. In addition, the Audit Committee pre-approves a spending account to pay the fees for unplanned audit and non-audit services that do not exceed specified dollar thresholds and are consistent in nature and scope with the planned services. The Chairman of the Audit Committee has pre-approval authority with respect to further additional services that exceed the dollar thresholds or are not consistent in nature or scope with the planned services. All services paid through the spending account or pre-approved by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

Management is responsible for Universal Corporation's internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of Universal Corporation's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditor. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received from the independent auditor the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communication with the audit committee concerning independence and discussed with the independent auditor its independence from Universal Corporation and management. Moreover, the Audit Committee has considered whether the independent auditor's provision of non-audit services to Universal Corporation is compatible with maintaining the auditor's independence.

In reliance on the reviews and discussions referred to above, the representation of management that the audited financial statements were prepared in accordance with generally accepted accounting principles and the report of the independent auditor to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Universal Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 2017, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness, or presentation of the information contained in the audited financial statements.

Audit Committee

Eddie N. Moore, Jr., Chairman
John B. Adams, Jr.
Lennart R. Freeman
Michael T. Lawton
Robert C. Sledd

Richmond, Virginia
May 26, 2017

The Audit Committee Report does not constitute solicitation material and shall not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending March 31, 2018. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with an opportunity to make a statement and to be available to respond to appropriate questions.

Ernst & Young LLP's principal function is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the SEC and to conduct limited reviews of the financial statements included in our quarterly reports.

Appointment of our independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification by our Bylaws or otherwise. However, the Board of Directors is submitting the appointment of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the appointment, the Audit Committee will consider whether to retain the firm. In such event, the Audit Committee may retain Ernst & Young LLP, notwithstanding the fact that the shareholders did not ratify the appointment or may select another nationally recognized accounting firm without resubmitting the matter to shareholders. Even if the appointment is ratified, the Audit Committee reserves the right, in its discretion, to select a different nationally recognized accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS AND AUDIT COMMITTEE RECOMMEND THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2018.

PROPOSAL FIVE

APPROVAL OF THE UNIVERSAL CORPORATON 2017 STOCK INCENTIVE PLAN

The Universal Corporation 2007 Stock Incentive Plan, as amended and restated (the “2007 Plan”) was re-approved by the shareholders at the 2012 annual meeting of shareholders. The 2007 Plan has served as an important component of our compensation program by enabling us to grant to our directors, officers and employees cash-based and equity-based compensation and service awards.
In May 2017, the Board of Directors (the “Board”) approved, subject to shareholder approval, the Universal Corporation 2017 Stock Incentive Plan (the “2017 Plan”). The 2017 Plan, if approved by shareholders, will succeed and replace the 2007 Plan. The 2017 Plan will become effective on the date it is approved by our shareholders at the Annual Meeting on August 3, 2017. After the 2017 Plan becomes effective, no new awards or grants may be made under the 2007 Plan, and all new awards and grants will be made under the 2017 Plan. Awards granted before that date under the 2007 Plan will remain outstanding in accordance with their terms. As described in detail below, in order to simplify administration, certain shares may be issued from the 2017 Plan in final settlement of outstanding 2007 awards. If shareholders do not approve the 2017 Plan, the 2017 Plan will not be effective and the 2007 Plan will remain in effect in accordance with its terms.
The Board of Directors believes that stock-based incentives have an important role in recruiting and retaining officers, directors and employees with ability and initiative, and in encouraging such persons to have a greater financial investment with the Company.
The number of shares of Common Stock that may be issued pursuant to awards or grants under the 2017 Plan is 1,000,000 shares.
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2017 PLAN.
A total of 596,314 shares have been reserved for issuance under the 2007 Plan to fulfill all outstanding stock unit awards made under the 2007 Plan through June 9, 2017. Of these shares, 387,564 have been reserved to fulfill the time-based restricted stock unit awards (the “2007 Plan Restricted Stock Unit Awards”) made through June 9, 2017, and 208,750 have been reserved to fulfill the time-and-performance-based stock unit awards (the “2007 Plan Performance Awards”) made through June 9, 2017, inclusive of the dividend equivalent units accrued through June 9, 2017. The authorized share reserve of the 2007 Plan has been reduced (i) by one share of Common Stock for every one share subject to a 2007 Plan Restricted Stock Unit Award, (ii) one share of Common Stock for every one share subject to a 2007 Plan Performance Award. In addition, as dividends are paid throughout the year, the authorized share reserve has been reduced to account for the dividend equivalents that are converted into restricted stock units, on the date the dividend is paid.
As disclosed in the section entitled “Long-Term Equity Participation” on page 31, equity awards under the 2007 Plan are on a 3-year and 5-year vesting schedule. As described, the performance share payout varies depending on the actual performance of the Company. Consequently, 2007 Plan Performance Awards, which will continue to vest through 2020, could have a share payout of more, or less, than 100%, with payout capped 150%. Also, the 2007 Plan Restricted Stock Unit Awards will continue to vest through 2022, and to the extent dividends are paid after June 9, 2017, additional dividend equivalent units will accrue. Therefore, more shares than those reserved for issuance under the 2007 Plan as of June 9, 2017, may be required to fulfill a 2007 Plan award to account for these two variable factors. To simplify administration, these additional shares will be issued out of the 2017 Plan.
The 34,032 remaining authorized and unissued shares under the 2007 Plan will not be carried forward into the 2017 Plan. In addition, shares subject to awards outstanding under the 2007 Plan that expire, terminate, are forfeited, or are otherwise not earned, will also not be carried forward into the 2017 Plan.
Although the 2017 Plan and the 2007 Plan are very similar, the Board has approved, subject to shareholder approval, a number of important changes from the 2007 Plan, as well as setting the number of shares of Common Stock available under the 2017 Plan as set forth below:

•	Up to 1,000,000 shares of Common Stock may be issued under the 2017 Plan.

•
Calendar year limits of 150,000 shares of Common Stock for any one employee participant and 10,000 shares of Common Stock for any one non-employee director participant have been added for awards under the 2017 Plan.

•
Shares of Common Stock that are withheld or tendered as payment for taxes with respect to an award, or as payment for the exercise of an option, shall not be re-allocated to the number of shares of Common Stock available to be issued. This is a clarification of our existing practice.

•
Awards valued by reference to Common Stock that may be settled in equivalent cash value will count as shares of Common Stock delivered to the same extent as if the award were settled in shares of Common Stock. Awards that by their terms do not permit settlement in shares of Common Stock will not reduce the number of shares of Common Stock available for issuance under the 2017 Plan. This is a clarification of our existing practice.

•
Dividends on stock awards and dividend equivalents, if provided for under a stock unit award agreement, accrue during the vesting period and will be paid when and to the extent the underlying award vests. This is a clarification of our existing practice.

In addition, the Compensation and Governance Committee made other immaterial changes.
The complete text of the 2017 Plan is set forth in Appendix A to this Proxy Statement. The following general description of the principal features of the 2017 Plan is qualified in its entirety by reference to Appendix A.
Reasons to Approve the 2017 Plan
The purposes of the 2017 Plan are to (i) promote our financial success, (ii) provide designated participants with an opportunity to receive incentive compensation dependent upon that success, (iii) attract, retain, and motivate participants, (iv) align management and shareholder interests by providing 2017 Plan participants with an opportunity to acquire an equity interest in the Company, (v) attract and retain the services of experienced independent directors for the Company by encouraging them to acquire a proprietary interest in the Company in the form of shares of Common Stock, (vi) act as the successor plan to 2007 Plan and (vii) provide awards intended to be “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162 (m)”).
The Board believes that awards linked to shares of Common Stock, and awards with terms tied to Company performance, can provide incentives for the achievement of important performance objectives and promote the long-term success of the Company. Therefore, the Board views the 2017 Plan as an essential element of the Company’s overall compensation program.
Under the 2017 Plan, we are authorized to issue up to 1,000,000 shares of Common Stock. Therefore, if our shareholders approve the 2017 Plan, effective August 3, 2017, the number of shares of our Common Stock that may be issued under the 2017 Plan will be 1,000,000 shares of Common Stock.
By approving the 2017 Plan, shareholders will approve the material terms of the performance measures under the 2017 Plan. This approval is necessary to preserve the Company’s federal income tax deduction for performance-based compensation paid to certain executive officers under Section 162(m).
Section 162(m) imposes an annual deduction limit of $1 million on the amount of compensation paid to each of the chief executive officer and our three other highest compensated officers other than our principal financial officer. The deduction limit does not apply to performance-based compensation that satisfies the requirements of Section 162(m). The requirements of Section 162(m) for performance-based compensation include shareholder approval of the material terms of the performance measures under which the compensation is paid and the re-approval of such performance measures every five years. The material measures under Section 162(m) are the employees eligible to receive the compensation, a description of the performance measures on which performance targets may be based, and the maximum amount of compensation that may be paid to an employee under the performance targets. The Board and the Compensation and Governance Committee did not change the performance measures from those delineated in the 2007 Plan. Approval of the 2017 Plan will constitute approval of the material terms of the performance targets for purposes of Section 162(m). The Board recommends that our shareholders approve the qualifying performance measures.
If our shareholders do not re-approve these qualifying performance measures, any compensation expenses associated with performance-based compensation under the 2017 Plan (together with all other non-performance based compensation) in excess of $1 million for our chief executive officer and our three other highest compensated officers other than our principal financial officer may not be deductible for U.S. federal income tax purposes. If our shareholders do not approve this proposal, the Compensation and Governance Committee would consider the possible loss of the deduction, but may approve other performance-based compensation awards (either stock-based or cash-based) for which some of the deduction is lost.

Material Terms of the 2017 Plan
The 2017 Plan authorizes the Compensation and Governance Committee to make one or more of the following awards to officers, directors, and employees who are designated by the Compensation and Governance Committee:

•	stock awards;

•
stock units, which are stock-denominated awards that will entitle the participant to receive a payment for each unit, in cash, Common Stock, or a combination of cash and Common Stock equal to the fair market value of a share of Common Stock;

•
incentive awards, which are cash-denominated awards that will entitle the participant to receive a payment in cash, Common Stock, or stock units, or a combination of cash, Common Stock, or stock units;

•	options qualifying as either incentive stock options or non-qualified stock options; and

•	stock appreciation rights.
The Compensation and Governance Committee administers the 2017 Plan, and we bear all expenses of administering it.
We are authorized under the 2017 Plan to issue up to 1,000,000 shares of Common Stock. Up to 1,000,000 of such shares may be issued as incentive stock options. If shareholders approve the 2017 Plan, not more than 1,000,000 shares of Common Stock will be available for issuance. The 2017 Plan authorizes the Compensation and Governance Committee to issue shares of Common Stock to fulfill prior outstanding restricted stock unit awards under the 2007 Plan. Any awards made to fulfill such 2007 Plan stock unit awards will reduce the number of shares available to be issued under the 2017 Plan on the same basis as any 2017 Plan award.
Shares of Common Stock tendered or withheld for payment of taxes with respect to an award or the exercise price of an option are not reallocated to the number of shares of Common Stock available to be issued under the 2017 Plan. Awards valued by reference to Common Stock that may be settled in equivalent cash value will count as shares of Common Stock delivered to the same extent as if the award were settled in shares of Common Stock. Awards that by their terms do not permit settlement in shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under the 2017 Plan. Any shares that are forfeited under the 2017 Plan and not issued because of the cancellation, termination, or expiration of any award will become available for issuance under the 2017 Plan.
The 2017 Plan provides that, if there is a stock split, stock dividend, or other event that affects our capitalization, appropriate adjustments will be made in the number of shares that may be issued and the number of shares and terms of all outstanding and awards made before such event. The 2017 Plan also provides that no award may be granted before August 3, 2017, or after August 2, 2027.
Consistent with the requirements of the New York Stock Exchange (“NYSE”), the 2017 Plan includes a restriction providing that, without shareholder approval, the Company will not amend or replace options or stock appreciation rights previously granted under the 2017 Plan in a transaction that constitutes a “repricing.” For this purpose, a “repricing” is defined as lowering the exercise price of an option, stock appreciation right or other stock-based award in the nature of purchase rights after it is granted, any other action that is treated as a repricing under GAAP, or canceling an option, stock appreciation right or other stock-based award in the nature of purchase rights, in exchange for restricted stock, other equity, cash or other property; provided, however, that the foregoing transactions will not be deemed a repricing if pursuant to an adjustment authorized under the 2017 Plan in connection with certain transactions or events as set forth in the 2017 Plan. In addition, the 2017 Plan does not authorize loans to participants.
On June 9, 2017, the closing price for a share of our Common Stock on the New York Stock Exchange was $66.90.
Awards under the 2017 Plan
The principal features of awards under the 2017 Plan are summarized below.
Stock Options. The 2017 Plan permits the grant of incentive stock options, which qualify for special tax treatment, and non- qualified stock options. The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. The period in which an option may be exercised will be determined by the Compensation and Governance Committee on the date of grant, but will not exceed 10 years in the case of an incentive stock option. Payment of the option exercise price may be in cash or, if the award agreement provides, by surrendering previously owned shares of Common Stock or by our withholding of shares of Common Stock upon exercise. The 2017 Plan also permits us to “cash out” any outstanding option by paying the optionee the fair market value of the shares of Common Stock underlying the option (in shares of Common Stock or cash) less the applicable option exercise price. Except for:

Stock Appreciation Rights. Stock appreciation rights may be granted either independently or in combination with underlying stock options. Each stock appreciation right will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the stock appreciation right’s initial value.
Stock Awards. The Compensation and Governance Committee may also grant stock awards that entitle the participant to receive shares of Common Stock. A participant’s rights in the stock award may be forfeitable or otherwise restricted for a period of time or subject to the satisfaction of performance measures and targets, including those described below, or such other conditions set forth in the grant agreement. The Compensation and Governance Committee may, in its discretion, make a stock award that is not forfeitable and is free of any restrictions on transferability. Dividends with respect to stock awards are accrued and become nonforfeitable at the time the underlying stock award (or portion of such award) becomes nonforfeitable.
Stock Units. The Compensation and Governance Committee may also award stock units, which are awards stated with reference to a number of shares of Common Stock. The award may entitle the recipient to receive, upon satisfaction of performance measures and targets or other conditions prescribed by the Compensation and Governance Committee and set forth in the award agreement, cash, shares of Common Stock, or a combination of cash and Common Stock. The performance targets that apply to a stock unit award may be based on the performance measures described below. If an award of stock units provides for dividend equivalents, such dividend equivalents will be accrued and paid at the time the underlying award of stock units (or portion of such award) becomes nonforfeitable.
Incentive Awards. Incentive awards entitle the participant to receive a payment if certain performance targets or other conditions prescribed by the Compensation and Governance Committee and set forth in the award agreement are satisfied. The performance targets that apply to an incentive award may be based on the performance measures described below. To the extent that incentive awards are earned, our obligation will be settled in cash, shares of Common Stock, the grant of stock units, or a combination of the three. The 2017 Plan provides that no person may receive incentive award payments in any calendar year of more than $2,500,000 for awards with performance periods of one year, or more than the product of $200,000 and the number of months in the performance period for awards with performance periods of more than one year.
Performance Measures
The performance targets stated with regard to an award may be based on one or more of the following performance measures:

● net income;	● free cash flow;
● basic or diluted earnings per share;	● operating income;
● economic profit;	● return on assets;
● net revenues;	● return on funds employed;
● gross profit;	● return on equity;
● income before income taxes;	● total shareholder return; and
● earnings before interest and taxes;	● the price of Common Stock.
● earnings before interest, taxes, depreciation, and amortization;

Performance measures and targets may be established on a company-wide basis, on the basis of smaller units of the Company, or relative to the performance of other companies. Measurement of the performance measures and targets may exclude, as determined by the Compensation and Governance Committee, the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles.

Federal Income Tax Consequences
The principal federal tax consequences to participants and to us of awards under the 2017 Plan are summarized below:
Nonqualified Stock Options. Nonqualified stock options granted under the 2017 Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. We will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.
Incentive Stock Options. An employee will generally not recognize income on grant or exercise of an incentive stock option; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long- term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, we may not deduct any amount in connection with the incentive stock option.
Stock Appreciation Rights. There are no immediate federal income tax consequences to a participant when a stock appreciation right is granted. Instead, the participant realizes ordinary income upon exercise of a stock appreciation right in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. We will be entitled to deduct the same amount as a business expense at the time.
Stock Awards. The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may make, however, a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, we will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.
Stock Units. A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. We generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock units.
Incentive Awards. A participant generally will not recognize taxable income upon the award of incentive awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the incentive awards. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. We generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to incentive awards.
Common Stock/Cash Payments. The fair market value of any shares of Common Stock awarded to a participant and any cash payments a participant receives in connection with other awards under the 2017 Plan or as dividends on restricted stock or as payment for dividend equivalents on stock units are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, we will be entitled to deduct the amount that the participant includes as income as a business expense in the year the participant recognizes such income.
Performance-Based Compensation. Section 162(m) generally precludes a tax deduction by any publicly-held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the company. “Covered employees” include the Chief Executive Officer of the company and the three other highest paid officers of the company (other than the Chief Executive Officer or the Chief Financial Officer). The $1 million deduction limit, however, does not apply to “qualified performance-based compensation” that is based on the attainment of pre-established, objective performance goals established under a shareholder-approved plan. We consider the impact of this exclusion when developing and implementing our executive compensation programs. We believe that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts paid under any of our compensation programs, including salaries, annual incentive awards, performance awards and grants of restricted stock and options, may not qualify as performance-based compensation that is excluded from the Section 162(m) limitation on deductibility. We believe that grants of options and stock appreciation rights under the 2017 Plan will qualify for the performance- based compensation exception to the deductibility limit. We also believe stock awards, incentive awards, and stock units also will qualify for this exception to the extent they are subject to the satisfaction of shareholder-approved performance measures and target and certain other conditions are satisfied.
The rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. There can be no guarantee, therefore, that amounts potentially subject to the Section 162(m) limitations will be treated by the Internal Revenue Service as qualified performance-based compensation under Section 162(m) and/or deductible by the Company. A number of requirements must be met under Section 162(m) in order for particular compensation to so qualify for the exception such that there can be no assurance that “qualified performance-based” compensation under the 2017 Plan will be fully deductible under all circumstances. In addition, other awards under the 2017 Plan, such as non-performance-based restricted stock and restricted stock units, generally will not qualify for the exception under Section 162(m) of the Internal Revenue Code, so that compensation paid to certain covered employees in connection with such awards may, to the extent it and other compensation subject to Section 162(m) of the Internal Revenue Code’s deductibility cap exceed $1 million in a given taxable year, not be deductible by the Company as a result of Section 162(m). Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Internal Revenue Code Sections 4999 and 280G.

In addition, the 2017 Plan is designed to enable the Compensation and Governance Committee to structure awards that will not be subject to Section 409A of the Internal Revenue Code, as amended (“Section 409A”) which imposes certain restrictions and requirements on deferred compensation. However, the Compensation and Governance Committee may grant awards that are subject to Section 409A. In that case, the terms of such 409A award will be (i) subject to the deferral election requirements of Section 409A and (ii) may only be paid upon a separation from service, a set time, death, disability, a change in control or an unforeseeable emergency, each within the meanings of Section 409A. The Compensation and Governance Committee shall not have the authority to accelerate or defer a 409A award other than as permitted by Section 409A. Moreover, any payment on a separation from service of a “specified employee” will not be made until six months following the participant’s separation from service (or upon the participant’s death, if earlier) as required by Section 409A.
State tax consequences may in some cases differ from those described above. Awards under the 2017 Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.
2017 Plan Benefits
Because future awards under the 2017 Plan will be granted in the discretion of the Compensation and Governance Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. No determination has been made as to which of the persons eligible to participate in the 2017 Plan will receive future awards under the 2017 Plan, and, therefore, the benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.
With respect to fiscal year 2017, awards were granted under the 2007 Plan to our named executive officers as set forth in the table captioned “Grants of Plan-Based Awards” table on page 42 of this Proxy Statement, and awards for a total of 86,800 shares of Common Stock were awarded under the 2007 Plan to our executive officers as a group. For information regarding shares that may be issued under equity compensation plans currently maintained by the Company, see securities authorized for issuance under "Equity Compensation Information” on page 58 of this Proxy Statement. Information regarding awards to, and payout of, performance-based compensation to our named executive officers is set forth under “Compensation Discussion and Analysis” and in the supplementary compensation tables on pages 19 to 38 of the Proxy Statement. With respect to our non-employee directors, awards were granted to non-employee directors as set forth in the “Directors’ Compensation” table on page 59 of this Proxy Statement. Awards for a total of 22,550 shares were awarded under the 2007 Plan to employees other than executive officers with respect to fiscal year 2017.
Other Information
Upon approval of our shareholders, the 2017 Plan will be effective as of August 3, 2017, and will expire on August 2, 2027, unless terminated earlier by the Board. Awards issued before the 2017 Plan expires or is terminated may extend beyond the expiration or termination date in accordance with their terms. The Board may amend the 2017 Plan at any time, provided that no such amendment will be made without shareholder approval if such approval is required under any applicable law, rule, or regulation.
In any calendar year, no employee participant may receive awards under the 2017 Plan with respect to more than 150,000 shares of our Common Stock, and no non-employee director may receive awards under the 2017 Plan with respect to more than 10,000 shares of our Common Stock.
The Compensation and Governance Committee may cause any award to be forfeited or the Company may seek a recoupment of payments made under the 2017 Plan if a Participant engages in ethical misconduct or willful conduct that is harmful to the Company, or in the event of a material restatement of the Company’s financial statements.
The 2017 Plan provides that awards under the 2017 Plan generally are nontransferable except by will or by the laws of descent and distribution. The Compensation and Governance Committee may grant non-qualified stock options that are transferable if such transfer is not made for value, specifically provided for in an option or stock appreciation right agreement, and subject to applicable securities laws requirements.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE UNIVERSAL CORPORATION 2017 STOCK INCENTIVE PLAN.

PROPOSAL SIX

SHAREHOLDER PROPOSAL - REPORT ON BENEFITS AND DRAWBACKS OF PARTICIPATION IN MEDIATION OF ALLEGED HUMAN RIGHTS VIOLATIONS THROUGH NATIONAL CONTACT POINT

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Reserve Fund, 815 16th Street, N.W., Washington, D.C. 20006, claiming beneficial ownership of at least $2,000 worth of shares of Universal Corporation Common Stock, has submitted the proposal set forth below. The Company is not responsible for the content of the shareholder proposal, which is printed below exactly as it was submitted.
RESOLVED, shareholders of Universal Corporation (the "Company") hereby request that the Board of Directors prepare a report on the benefits and drawbacks of the Company’s participation in mediation of specific instances of alleged human rights violations involving the Company's operations if mediation is offered by a governmental National Contact Point for the Organization for Economic Cooperation and Development (the "OECD") Guidelines for Multinational Enterprises. The report shall be compiled at reasonable expense, omit proprietary information, and be publicly available by the 2018 annual meeting of stockholders.
Supporting Statement
The United Nation's Guiding Principles on Business and Human Rights call on business enterprises to have in place the following policies and processes:

a.	A policy commitment to meet their responsibility to respect human rights;

b.	A human rights due diligence process to identify, prevent, mitigate and account for how they address their impacts on human rights;

c.	Processes to enable the remediation of any adverse human rights impacts they cause or to which they contribute.

(Guiding Principles on Business and Human Rights, United Nations, 2011, available at http://www.ohchr.org/Documents/Publications/GuidingPrinciplesBusinessHR_EN.pdf). While our Company has taken steps to commit to respect human rights and to conduct due diligence, we believe the Company needs to provide adequate remedies for human rights violations involving the Company's operations including its tobacco supply chain.
Non-judicial grievance mechanisms to remedy human rights violations are needed the most when formal legal mechanisms are inadequate. For example, in the United States, agricultural workers are excluded from the National Labor Relations Act that protects the rights of workers to organize and collectively bargain. Agricultural child labor is also permitted in the United States under the Fair Labor Standards Act. (Teens of the Tobacco Fields: Child Labor in United States Tobacco Farming, Human Rights Watch, December 9, 2015, available at https://ww.hrw.org/report/2015/12/09/teens-tobacco-fields/child-labor-united-states-tobacco-farming).
This proposal urges our Company to report on the benefits and drawbacks of participation in mediation of alleged human rights violations if mediation is offered by a governmental National Contact Point pursuant to the OECD Guidelines for Multinational Enterprises. (OECD, 2011, available at http://www.oecd.org/daf/inv/mne/48004323.pdf). In the United States, the State Department's Office of the U.S. National Contact Point provides mediation of specific instances of human rights violations through the U.S. Federal Mediation and Conciliation Service. ("Specific Instance Process," Office of the U.S. National Contact Point, U.S. Department of State, available at http://www.state.gov/e/eb/oecd/usncp/specificinstance/index.htm).
Issuance of a report on the OECD mediation process does not mean that the Company will be required to participate in OECD mediation. Rather, preparation of the requested report will help inform the Board of Directors and shareholders of the benefits and drawbacks of entering into OECD mediation in the event that OECD mediation is offered to the Company at some future date. For these reasons, we urge you to vote FOR this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.
Last year, the shareholder submitted a proposal requesting that the Company participate in a formal, non-binding mediation process established by the Organisation for Economic Cooperation and Development (OECD) for all specific instances of alleged human rights violations involving the Company’s operations, both internal and in its supply chain. In the Company’s response, the Company’s Board of Directors expressed our concerns about the proposed mediation process, they explained why the Company’s practices and procedures were better suited to resolving allegations involving human rights, and they concluded that the shareholder’s proposal was not necessary nor in the best interests of the Company’s shareholders. At the Company’s 2016 Annual Meeting, the Company’s shareholders overwhelmingly agreed with us (only 4.7% of the votes cast were in favor of the proposal).

This year, the shareholder has submitted an identical request except it now requests a report on the benefits and drawbacks of participation in mediation instead of directly requesting participation in mediation. The shareholder states that such a report will help inform the Board of Directors and the Company’s shareholders of the benefits and drawbacks of entering into the proposed mediation. We do not believe there are any practical benefits to the Company’s participation in the proposed mediation process, and we believe the drawbacks to participation were sufficiently outlined in the Board’s response to the shareholder’s previous proposal. Much of last year’s response, therefore, is included below.
The essence of the shareholder’s request is for the Company to participate in a formal, non-binding mediation process established by the OECD for all specific instances of alleged human rights violations involving the Company’s operations, both internal and in its supply chain. It is the Company’s understanding that the process suggested by the shareholder, which involves the submission of allegations to a National Contact Point, can take a significant amount of time to conclude. It involves the written submission of allegations of human rights violations, a process by which the National Contact Point notifies all interested parties of the submission and consults with interagency working groups and others to determine whether the issues raised are pending in other proceedings involving the relevant government, an initial assessment conducted by the National Contact Point based on input from the notified or consulted entities to determine whether the subject matter of the allegations is appropriate for review, extended mediation of the issue involving the relevant parties, and the publication by the National Contact Point of a final statement communicating the result of the process. (See http://www.state.gov/e/eb/oecd/usncp/specificinstance/flowcharts/) According to the United States National Contact Point, their goal is to publish final statements within one year from the initial submission. (See http://www.state.gov/e/eb/oecd/usncp/usncpguide/248956.htm#4c). In addition, the shareholder acknowledged in its 2016 proposal that the National Contact Point mediation process is voluntary and non-binding, so participants are not bound by the outcome. Instead, the shareholder stated that participation would allow the Company to “affirmatively signal its commitment” to addressing human rights violations if they arise.
The Company is already committed to protecting human rights through its policies and practices, as well as its willingness to engage the shareholder and other stakeholders if there are concerns about alleged human rights violations. The Board, therefore, does not believe that Company participation in the shareholder’s proposed mediation process is necessary or in the best interests of the Company’s shareholders. For that reason, we believe that the report currently requested by the shareholder is unnecessary, a distraction to the Company’s management, and not in the best interest of the Company’s shareholders. We thank you for your support in voting against the shareholder’s 2016 proposal, and we recommend you vote AGAINST this proposal as well.
The Company has a robust Code of Conduct and compliance program that promotes the rights and responsibilities of its global workforce. The compliance program and the Code of Conduct apply to all of the Company’s global operations, and are explained on the Company’s compliance webpage (http://www.universalcorp.com/Compliance/). The policies and procedures related to the Company’s employees address employee human rights issues including freedom from discrimination, protection of health and safety, and non-retaliation. We believe they evidence the Company’s commitment to human rights within our own global organization. Based on our engagement with the shareholder to date, however, we believe the shareholder’s primary concern is with respect to labor rights of tobacco farmworkers in the Company’s supply chain, particularly in the United States. Our response below, therefore, is focused on our efforts with respect to farmworker labor rights.
Policies and Procedures Regarding Agricultural Labor Practices.
The Company sources tobacco directly from tobacco growers in many significant tobacco origins around the world, including the United States. Through those relationships, we have engaged with many growers on labor issues directly through our purchase contracts and through communication and training efforts. In most of those origins, we have implemented programs to address agricultural labor practices, including compliance with employment and labor laws. One such program is our Agricultural Labor Practices program, which we refer to as the “ALP” program. (See http://www.universalcorp.com/Practices/LaborPractices). The program includes numerous labor practice policies, such as a prohibition against child labor, the recognition of workers’ rights to freedom of association and to collectively bargain, and the requirement to provide a safe working environment. The program’s labor policies are supported by significant communication and education activities with growers, including training and discussions with growers about the importance of these human rights issues. Tobacco grower compliance with the program is robustly monitored by Company monitoring through our field staff, as well as by independent third party monitoring. Violations of the program’s requirements are addressed and remediated by the growers, and significant violations can result in the termination of a grower’s contract. The program focuses on the identification of labor concerns in the supply chain and continuous improvement in addressing and eliminating them.
The Board believes that the ALP program, in addition to the Company’s other related activities, effectively helps identify and address labor-related human rights concerns in its supply chain. Instead of submitting allegations of violations to a protracted, formal process through a National Contact Point, the Company addresses identified issues directly with the affected growers. Given the progress of the ALP program to date, the Company is adopting and implementing a tailored version of its ALP program in its remaining sourcing origins, including origins in which the Company procures tobacco through auction and other indirect means.

Engagement of Stakeholders to Address Labor Issues.
The Company engages with many stakeholders in an effort to improve the sustainability of tobacco production in the United States and other significant origins, and collaboratively to develop solutions to address agricultural labor practices. In the United States, we are active participants in the Farm Labor Practices Group (“FLPG”), in which significant efforts are made to promote good labor practices. The FLPG is a multi-stakeholder initiative which fosters improved farm labor practices that educate and shape a worker’s experience on the farm and to help growers understand and comply with applicable labor laws and regulations. The FLPG’s primary areas of interest include farm labor practices, worker/human rights considerations (including freedom of association), grower and worker training and education, and policy changes. The FLPG has spent considerable time on training and education, the need for and development of a grievance mechanism available for farm workers, responsibilities of farm labor contractors, and the elimination of child labor. The Company is joined in the FLPG by the Farm Labor Organizing Committee of the AFL-CIO (which is affiliated with the shareholder that submitted this proposal), grower organizations, manufacturers and others who purchase tobacco from growers, the U.S. Department of Labor, and non-governmental organizations. The Board believes the FLPG is an effective vehicle by which human rights concerns have been discussed and are being addressed on a collaborative basis.
The Company has also shown its willingness to engage with stakeholders directly to address human rights concerns. For example, Human Rights Watch raised concerns about the perceived use of child labor on tobacco farms in the United States. The Company engaged directly with Human Rights Watch to understand their concerns, to discuss the Company’s policies and programs that address child labor risks, and to discuss ways in which such risks can be further mitigated. That engagement has resulted in an on-going, constructive dialogue with Human Rights Watch, and there was no need for a formal mediation process for their concerns to be heard.
Corporate Webpage.
The Board believes that the Company effectively communicates its labor practice programs and activities to growers and customers. The Company recently enhanced its communication to those stakeholders, and with other stakeholders, through improvements to its publicly-available corporate website. The Company’s enhanced corporate website (http://www.universalcorp.com/) provides information about its ALP program and related activities. We expect to further enhance the website over time in order to provide more information about the Company and our commitment to sustainable, compliant tobacco sourced from growers who respect the human rights of their farmworkers. The Board believes that the new website is an important way in which the Company can “affirmatively signal its commitment” to human rights.
Board of Directors Recommendation.
The Board believes that the Company’s policies and procedures are effectively designed to promote labor-related human rights in its tobacco supply chain. The independent monitoring of program compliance, together with the Company’s direct communication with growers and monitoring of the program, is intended to identify and remediate issues raised with the tobacco growers and to result in measurable improvements. In addition, we believe that supplementing the Company’s program with the collaborative engagement of other stakeholders to discuss human rights concerns is the most effective manner to address them. We believe that the non-binding, structured mediation through National Contact Points that the shareholder proposes is not best suited to addressing human rights issues and will not improve the Company’s current efforts. Instead, we believe it would place unreasonable burdens on the Company, it would force the Company to engage in protracted mediation instead of direct engagement, and it would potentially distract management from its own efforts to administer and expand the Company’s labor programs in its sourcing origins. For all those reasons, the Board recommended voting against last year’s shareholder proposal. For those same reasons, the Board believes the shareholder’s current request for a report on the benefits and drawbacks of its proposed non-binding, structured mediation process is equally unnecessary and not in the best interests of the Company’s shareholders.
FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL. Proxies received by the Company will be so voted unless shareholders specify a contrary choice in their proxies.

PROPOSALS FOR 2018 ANNUAL MEETING

Under the regulations of the Securities Exchange Act, any shareholder desiring to make a proposal to be acted upon at the 2018 Annual Meeting must cause such proposal to be delivered, in proper form, to our Secretary at the address provided on page 6 of this Proxy Statement no later than February 26, 2018, in order for the proposal to be considered for inclusion in our Proxy Statement for that meeting. We anticipate holding the 2018 Annual Meeting on August 2, 2018.

Our Bylaws and Corporate Governance Guidelines also prescribe the procedure a shareholder must follow to nominate directors, and our Bylaws prescribe the procedure a shareholder must follow to bring other business, before shareholders' meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by our Secretary not less than 60 days and not more than 90 days prior to the date of the Annual Meeting. Based upon an anticipated date of August 2, 2018, for the 2018 Annual Meeting, we must receive such notice no later than June 3, 2018, and no earlier than May 4, 2018. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the Annual Meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of our Bylaws or Corporate Governance Guidelines, without charge, upon written request to our Secretary at the address provided on page 6 of this Proxy Statement. The Corporate Governance Guidelines can also be obtained, free of charge, by visiting the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance.cfm.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Electronic Access to Proxy Materials and Annual Reports

This Proxy Statement and our fiscal year 2017 Annual Report are available under the “Investor - Financial Information” section of our Internet website at http://investor.universalcorp.com/financials.cfm. Paper copies of these documents may be requested by contacting Investor Relations at the address or phone number provided on page 6 of this Proxy Statement.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The Securities and Exchange Commission rules permit us to deliver a single Proxy Statement and Annual Report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and helps to reduce our expenses. We will deliver promptly upon written or oral request a separate Proxy Statement and Annual Report to a shareholder at a shared address that only received a single set of such materials for this year. If a shareholder would prefer to receive his or her own copy of the Proxy Statement and Annual Report, he or she may request the materials by contacting our Secretary at the address or phone number provided on page 6 of this Proxy Statement.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

OUR 2017 ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES A COPY OF OUR FISCAL YEAR 2017 ANNUAL REPORT (EXCLUDING EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FISCAL YEAR 2017 ANNUAL REPORT CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING US AT THE ADDRESS OR PHONE NUMBER PROVIDED ON PAGE 6 OF THIS PROXY STATEMENT OR BY VISITING OUR INTERNET WEBSITE AT HTTP://INVESTOR.UNIVERSALCORP.COM/CONTACTUS.CFM.

By Order of the Board of Directors
Preston D. Wigner, Secretary

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors recommends a vote FOR the listed nominees:

1. Election of directors:	01 George C. Freeman, III	☐	Vote FOR	☐	Vote WITHHELD
	02 Lennart R. Freeman		all nominees		from all nominees
	03 Eddie N. Moore, Jr.		(except as marked)
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

The Board of Directors recommends a vote FOR Proposals 2, 4 and 5 and a vote for a 1-YEAR frequency for Proposal 3:

2. Non-binding advisory resolution approving the compensation of the named executive officers.	☐ For	☐ Against	☐ Abstain
3. Non-binding advisory vote on the frequency of the advisory vote on the compensation of the named executive officers.	☐ 1-Year	☐ 2-Years	☐ 3-Years	☐ Abstain
4. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2018.	☐ For	☐ Against	☐ Abstain
5. Approve the Universal Corporation 2017 Stock Incentive Plan.	☐ For	☐ Against	☐ Abstain

The Board of Directors recommends a vote AGAINST the following proposal:

6. Vote on a shareholder proposal, if properly presented, requiring Company to prepare report on mediation of alleged human rights violations.	☐ For	☐ Against	☐ Abstain

The undersigned hereby authorizes the Company's designated proxies to vote, in their discretion, on such other business and matters incident to the conduct of the meeting as may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 4 AND 5, FOR A 1-YEAR FREQUENCY FOR PROPOSAL 3, AGAINST PROPOSAL 6, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

UNIVERSAL CORPORATION
ANNUAL MEETING OF SHAREHOLDERS

Thursday, August 3, 2017
2:00 p.m. Eastern Time
9201 Forest Hill Avenue
Stony Point II Building
Richmond, VA 23235

UNIVERSAL CORPORATION	proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Preston D. Wigner and David C. Moore, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all the shares of Common Stock of Universal Corporation held by the undersigned on June 9, 2017, at the Annual Meeting of Shareholders to be held at 2:00 p.m. Eastern Time on August 3, 2017, and at any adjournments or postponements thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 4 AND 5, FOR A 1-YEAR FREQUENCY FOR PROPOSAL 3, AGAINST PROPOSAL 6, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY INTERNET OR PHONE, OR DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: THE NOTICE AND PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE ON UNIVERSAL CORPORATION'S WEBSITE AT: HTTP://INVESTOR.UNIVERSALCORP.COM/FINANCIALS.CFM.

Vote by Internet, Telephone, or Mail 24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

:	(	*
INTERNET/MOBILE	PHONE	MAIL
www.proxypush.com/uvv	1-866-883-3382
Use the Internet to vote your proxy until 11:59 p.m. (ET) on August 2, 2017	Use a tough-tone telephone to vote your proxy until 11:59 pm. (ET) on August 2, 2017.	Mark, sign and date your proxy care and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Appendix A

UNIVERSAL CORPORATION
2017 STOCK INCENTIVE PLAN
Effective August 3, 2017

Article I

DEFINITIONS

1.1.Affiliate means any “subsidiary” or “parent corporation” (within the meaning of Section 424 of the Code) of the Company.

1.2.Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant or an Award issued to such Participant.

1.3.Award means an award of Stock Units, a Stock Award or an Incentive Award that is granted under this Plan.

1.4.Board means the Board of Directors of the Company.

1.5.Code means the Internal Revenue Code of 1986, as amended from time to time. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

1.6.Commission means the Securities and Exchange Commission or any successor agency.

1.7.Committee means the Executive Compensation, Nominating and Corporate Governance Committee of the Board.

1.8.Common Stock means the Common Stock of the Company.

1.9.Company means Universal Corporation.

1.10.Disability, with respect to a Participant, means “disability” as defined from time to time under any long-term disability plan of the Company or Subsidiary with which the Participant is employed.

1.11.Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

1.12.Fair Market Value of a share of Common Stock as of any given date means the closing sale price of a share of Common Stock on the New York Stock Exchange Composite Tape on such date, or if the Common Stock was not traded on such date, then the next succeeding date that the Common Stock was traded on such exchange, in either case as reported by such source as the Committee may select.

1.13.Grant means the grant of an Option or an SAR, or both.

1.14.Incentive Award means a cash-denominated Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive a payment, in (i) cash, (ii) Common Stock, (iii) Stock Units or (iv) a combination of cash, Common Stock or Stock Units.

1.15.Incentive Stock Option means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code.

1.16.Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in an Agreement.

1.17.Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

1.18.Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.19.Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

1.20.Participant means an officer, director or employee of the Company or of a Subsidiary who satisfies the requirements of Article IV and is selected by the Committee to receive a Grant or an Award.

1.21.Performance Measure means one or more of the following selected by the Committee to measure Company and/or business unit performance: net income; basic or diluted earnings per share; net revenues; gross profit; income before income taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic profit; free cash flow; operating income; return on assets; return on funds employed; return on equity; total shareholder return; and the price of Common Stock; each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company and, if so determined by the Committee prior to the expiration of the performance period, adjusted, to the extent permitted under Section 162(m) of the Code, to omit the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles. Performance Measure may vary from performance period to performance period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

1.22.Plan means the Universal Corporation 2017 Stock Incentive Plan, effective August 3, 2017.

1.23.Rule 16b-3 means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

1.24.SAR means a stock appreciation right granted pursuant to this Plan that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR.

1.25.Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.4 hereof.

1.26.Stock Award means Common Stock awarded to a Participant pursuant to Article IX.

1.27.Stock Unit means an award stated with reference to a share of Common Stock that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment. At the Committee’s discretion, the Participant’s rights in Stock Units may be forfeitable or otherwise restricted and may be paid in cash, Common Stock or a combination of cash or Common Stock.

1.28.Subsidiary means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or an entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

Article II
PURPOSES

The Plan is intended to assist the Company in recruiting and retaining officers, directors and employees with ability and initiative by enabling such persons who contribute significantly to the Company or an Affiliate to participate in its future success and to better align their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Stock Awards, Stock Units and Incentive Awards, and the grant of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant, and SARs. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

Article III
ADMINISTRATION

3.1.    General. The Plan shall be administered by the Committee. No person shall be appointed to or serve as a member of the Committee unless at the time of such appointment and service he shall be a “non-employee director” as defined in Rule 16b-3, an “outside director” within the meaning of Section 162(m) of the Code, and an “independent director” within the meaning of any applicable listing requirement of the New York Stock Exchange applicable to the Committee. The Committee shall have authority to issue Grants and Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of such Grants and Awards may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option or SAR and (ii) the transferability or forfeitability of a Stock Award, Incentive Award or award of Stock Units, including, by way of example and not of limitation, requirements that a Participant complete a specified period of employment or service with the Company or a Subsidiary, requirements that the Company achieve a specified level of financial performance or financial return. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised or the time at which a Stock Award may become transferable or nonforfeitable or both; provided, however, that if an Award is subject to Code section 409A, any acceleration must satisfy the requirements of such Code section. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. To fulfill the purposes of the Plan without amending the Plan, the Committee may also modify any Grants or Awards issued to Participants who are nonresident aliens or employed outside of the United States to recognize differences in local law, tax policy or custom provided such modifications are permitted by Code section 409A, if applicable. The Committee is also authorized to issue shares of Common Stock under this Plan in settlement of an award made and earned under the Universal Corporation 2007 Stock Incentive Plan.

The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

3.2.    Forfeiture and Clawback. If the Committee determines, in its sole discretion, that the Participant at any time has willfully engaged in any activity that the Committee determines was or is harmful to the Company, then the Committee may cause any Grant or Award to be forfeited in part or in whole or the Company may seek a recoupment of payments made under the Plan in part or in whole. In the event of a material restatement of financial statements, the Committee may cause any Grant or Award to be forfeited in part or in whole or the Company may seek a recoupment of payments made pursuant to the Plan in part or in whole. In addition, the Committee may cause any Grant or Award to be forfeited in part or in whole or the Company may seek a recoupment of payments made under the Plan in part or in whole in the event of the Participant’s ethical misconduct.

Article IV
ELIGIBILITY

4.1.General. Any officer, director or employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the performance of the Company or a Subsidiary may receive one or more Awards or Grants, or any combination or type thereof. Employee and non-employee directors of the Company are eligible to participate in this Plan.

4.2.Grants and Awards. The Committee will designate individuals to whom Grants and/or Awards are to be issued and will specify the number of shares of Common Stock subject to each such Grant or Award. An Option may be granted alone or in addition to other Grants and/or Awards under the Plan. The Committee shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Options (in each case with or without a related SAR); provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). An SAR may be granted with or without a related Option. All Grants or Awards issued under this Plan shall be evidenced by Agreements, which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may determine. No Participant may be granted Options that are Incentive Stock Options or related SARs (under all Incentive Stock Option plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. A Participant may not receive Grants and Awards under this Plan with respect to more than 150,000 shares of Common Stock during any calendar year; provided, that a non-employee director may not receive Grants and Awards under this Plan with respect to more than 10,000 shares of Common Stock during any calendar year.

4.3.Designation of Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Committee will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

4.4.Qualification of Incentive Stock Option under Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

Article V
STOCK SUBJECT TO PLAN

5.1.    Maximum Number of Shares to be Issued. Subject to the adjustment provisions of Article XII and the provisions of this Section 5.1, up to 1,000,000 shares of Common Stock may be issued under the Plan. Shares of Common Stock that are forfeited under the Plan and shares of Common Stock that are not issued under the Plan because of the cancellation, termination or expiration of Grants and Awards and/or other similar events under the Plan, shall be available for issuance under the Plan. Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of withholding or other taxes with respect to a Grant or Award or as payment for the exercise of an Option shall not be reallocated to the number of shares of Common Stock available to be issued under the Plan. Awards valued by reference to Common Stock that may be settled in equivalent cash value will count as shares of Common Stock delivered to the same extent as if the Award were settled in shares of Common Stock. Awards that by their terms do not permit settlement in shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under the Plan. Shares of Common Stock issued under the Plan in settlement of an award made and earned under the Universal Corporation 2007 Stock Incentive Plan will reduce the number of shares of Common Stock available for issuance under the Plan.

5.2.    Independent SARs. Upon the exercise of an SAR granted independently of an Option, the Company may deliver to the Participant authorized but previously unissued Common Stock, cash, or a combination thereof as provided in Section 8.6. The maximum aggregate number of shares of Common Stock that may be issued pursuant to SARs that are granted independently of Options is subject to the provisions of Section 5.1. hereof.

Article VI
OPTION PRICE

The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee, but shall not be less than the Fair Market Value on the date of grant.

Article VII
EXERCISE OF OPTIONS AND SARS

7.1.Maximum Option Period or SAR Period. The period in which an Option or SAR may be exercised shall be determined by the Committee on the date of grant; provided, however that an Incentive Stock Option shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted and any SAR related to an Incentive Stock Option may not be exercised after the expiration of the underlying Incentive Stock Option. The term of exercisability of any Option may not be extended or renewed except as may be permitted by Code section 409A.

7.2.Non-Transferability of Options and SARs. Non-Qualified Stock Options and SARs may be transferable by a Participant and exercisable by a person other than a Participant, but only to the extent such transfer is not made for value, specifically provided for in an Option or SAR Agreement and subject to applicable securities laws requirements. Incentive Stock Options and any related SARs, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation or liability of such Participant.

7.3.Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary Disability, or other reasons shall not be deemed interruptions of continuous employment.

Article VIII
METHOD OF EXERCISE

8.1.    Exercise. Subject to the provisions of Articles VII and XIII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that an SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the Option Price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised. Such partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan with respect to remaining shares subject to the Option or SAR. The exercise of an Option shall result in the termination of any related SAR to the extent of the number of shares with respect to which the Option is exercised.

8.2.    Payment. Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash. If the Agreement provides, payment of all or part of the Option Price may be made by surrendering (by either actual delivery or attestation) already owned shares of Common Stock to the Company and the payment of applicable minimum statutory withholding taxes may be made by the Company withholding whole shares of Common Stock from the Participant upon exercise, provided the shares surrendered or withheld have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof and any such minimum statutory withholding taxes. In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

8.3.    Shareholder Rights. No Participant shall have any rights as to shareholder of the Company with respect to shares subject to his Option or SAR until the date he exercises his Option or SAR.

8.4.    Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a “cashless exercise” of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith. The Committee may permit a Participant to elect to pay any applicable withholding taxes by requesting that the Company withhold the number of shares of Common Stock equivalent at current Fair Market Value to the minimum statutory withholding taxes due or such other rate of taxes not exceeding the maximum statutory rate applicable to the Participant, as determined by the Committee.

8.5.    Cashing Out of Option. The Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the portion of the Option to be exercised over the Option Price times the number of shares of Common Stock subject to the portion of the Option to be exercised on the effective date of such cash out.

8.6.    Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares shall be delivered upon the exercise of an SAR.

Article IX
STOCK AWARDS

9.1.Award. In accordance with the provisions of Article IV, the Committee will designate persons to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such Award or Awards.

9.2.Vesting. The Committee, on the date of the Award, may prescribe that the Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to the satisfaction of performance objectives, including performance objectives stated with reference to Performance Measures, or such other conditions as may be set forth in an Agreement. Subject to the provisions of Article XIII hereof, the Committee may award a Stock Award to a Participant which is not forfeitable and is free of any restrictions on transferability.

9.3.Shareholder Rights. Prior to their forfeiture (in accordance with the terms of the Agreement and shares of Common Stock granted pursuant to a Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award or the Company’s transfer agent will hold the awarded shares in a book entry account for the benefit of the Participant, the terms of which account shall restrict the transferability of shares held in the account until the awarded shares are transferable and are no longer forfeitable, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. Dividends paid with respect to a Stock Award shall be accrued and become nonforfeitable when and to the extent the underlying Stock Award becomes transferable and nonforfeitable. The limitations set forth in the preceding sentences shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

Article X
STOCK UNITS

10.1.    Award. Pursuant to this Plan or an Agreement establishing additional terms and conditions, the Committee may designate each individual to whom an award of Stock Units is to be made and will specify the number of Stock Units covered by the Award.

10.2.    Earning the Award. The Committee, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee and set forth in the Agreement, including performance objectives stated with reference to Performance Measures. The Committee may provide in an Agreement for dividend equivalents with respect to an Award of Stock Units. Any such dividend equivalents shall be accrued and paid when, and to the extent, the underlying Award of Stock Units is earned.

10.3.    Shareholder Rights. No Participant shall, as a result of receiving a Stock Unit Award, have any of the rights of a shareholder with respect to such Stock Unit Award until and to the extent such Stock Units are earned and settled in shares of Common Stock.

10.4.    Payment. At the Committee’s discretion, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. Fractional shares shall be deliverable when an Award of Stock Units is earned, to the extent provided in an Agreement.

10.5.    Nontransferability. A Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution and the Participant’s right or interest in a Stock Unit Award may not be liable for, or subject to, any lien, obligation or liability of such Participant.

Article XI
INCENTIVE AWARDS

11.1.    Award. The Committee shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee. With respect to an Incentive Award based on a performance period of one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds $2,500,000. With respect to an Incentive Award based on a performance period of more than one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds the product of (i) $200,000 and (ii) the number of months in the performance period.

11.2.    Terms and Conditions. The Committee, at the time an Incentive Award is made, shall specify the terms and conditions which govern the Award. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Measures. By way of example and not of limitation, the performance objectives may provide that the Incentive Award will be earned only if the Company, a Subsidiary or the Company and its Subsidiaries or the Participant achieve stated objectives, including objectives stated with reference to Performance Measures.

11.3.    Payment. In the discretion of the Committee, the Award payable when an Incentive Award is earned, may be settled in cash, by the issuance of Common Stock, grant of Stock Units, or a combination of cash, Common Stock and/or Stock Units.

11.4.    Nontransferability. Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

11.5.    Employee Status. If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.6.    Shareholder Rights. No Participant shall, as a result of receiving an Incentive Award, have any rights as to shareholder of the Company or any Subsidiary on account of such Award until, and except to the extent that, the Incentive Award is earned and settled in shares of Common Stock.

Article XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK

Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Grants or Awards due to an acquisition of the Company, then the maximum number of shares as to which Grants and Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Committee shall determine to be equitably required, provided that the number of shares subject to any Grant or Award shall always be a whole number. Any determination made under this Article XII by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant or Award.

Article XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

Article XIV
GENERAL PROVISIONS

14.1.    Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

14.2.    Unfunded Plan. The Plan, insofar as it provides for a Grant or an Award, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant or an Award under this Plan.

14.3.    Rules of Construction. Headings are given to the articles and sections of this Plan solely for ease of reference and are not to be considered in construing the terms and conditions of the Plan. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.4.    Rule 16b-3 Requirements. Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on any Grant or Award, and the Board may amend the Plan in any such respects, as they may determine, on the advice of counsel, are necessary or desirable to satisfy the provisions of Rule 16b-3. Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (a) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3; and (b) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

14.5.    Amendment, Modification, and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations. No termination, amendment, or modification of the Plan, other than pursuant to Section 14.4 herein, shall in any manner adversely affect any Grant or Award theretofore issued under the Plan, without the written consent of the Participant. The Committee may amend the terms of any Grant or Award theretofore issued under this Plan, prospectively or retrospectively, but no such amendment shall impair the rights of any Participant without the Participant’s written consent except an amendment provided for or contemplated in the terms of the Grant or Award, an amendment made to cause the Plan, or Grant or Award, to qualify for the exemption provided by Rule 16b-3, or an amendment to make an adjustment under Article XII.

14.6.    No Repricing of Options and SARs. An Option or SAR may not be repriced without the approval of the shareholders of the Company after the date of grant of such Option or SAR. For this purpose, a repricing means any of the following (or such other action that has the same effect as any of the following): (a) amending the terms of an Option or SAR to reduce the exercise price of such Option or the grant price of an SAR; (b) taking any action that is treated as a repricing under generally accepted accounting principles; and (c) repurchasing for cash or canceling an Option or SAR in exchange for another Award at a time when the exercise price of such Option or grant price of such SAR is greater than the Fair Market Value of Common Stock, unless the cancellation and exchange occurs in connection with an event set forth in Article XII. Such cancellation and exchange is considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

14.7.    Governing Law. The validity, construction and effect of the Plan and any actions taken or related to the Plan shall be determined in accordance with the laws of the Commonwealth of Virginia and applicable federal law.

14.8.    Successors and Assigns. All obligations of the Company under the Plan, with respect to Grants and Awards issued hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. The Plan shall be binding on all successors and permitted assigns of a Participant, including, but not limited to, the estate of such Participant and the executor, administrator or trustee of such estate, and the guardians or legal representative of the Participant.

14.9.    Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation plans or arrangements for its officers, directors or employees.

14.10.    Limitation of Implied Rights. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Except for those rights in Stock Awards specifically set forth in subsection 9.3 hereof, a Participant shall have only a contractual right to the Stock or amounts if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award or Grant under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

14.11.    Duration of Plan. No Grant or Award may be issued under this Plan before August 3, 2017, or after August 2, 2027. Grants and Awards issued on or after August 3, 2017, but on or before August 2, 2027, shall remain valid in accordance with their terms.

14.12.    Effective Date. This Plan was approved by the Board, effective as of August 3, 2017, and by the shareholders of the Company entitled to vote at the 2017 Annual Meeting of the Shareholders.